UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices)     (Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2012

Date of reporting period: 6/30/2012

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Semiannual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2012

MassMutual FINANCIAL GROUP®

We'll help you get there®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our

Shareholders

Richard J. Byrne

“The first six months of 2012 remind us that it is impossible to predict what the financial markets will do, particularly over short periods of time. Our longstanding belief is that investors should avoid being swayed by the latest news out of Wall Street (or even Europe). Knowing that unexpected events affect the markets all the time, it is critical to plan ahead and maintain an investment strategy that relies on solid investment fundamentals. Your financial professional can likely provide invaluable assistance in this effort.”

June 30, 2012

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2012. Investors continued to navigate numerous economic and geo-political challenges and drove major U.S. and international stock indexes higher during the period, with U.S. stocks leading the way. On the U.S. economic front, the unemployment level remained in a tight range of between 8.1% and 8.3%, with some storm clouds on the horizon in the form of increased jobless claims in June 2012 – and the creation of fewer-than-projected new jobs during the period. Conversely, the housing market showed some signs of recovery, including a 5.9% increase in pending sales of existing homes throughout the country in June that largely reversed the 5.5% dip that occurred in May. The price of crude oil rose to a peak of nearly $110 per barrel in late February, dropped 29% to slightly more than $78 in mid-June, and rebounded somewhat by the end of the quarter to about $85. Oil’s overall decline during the period undermined the performance of energy stocks, but provided consumers with some relief in the form of lower prices at the gas pump. The price of gold rose in January and February before reversing course to finish essentially flat for the six-month period.

For the first half of 2012, the technology-heavy NASDAQ Composite® Index returned 13.30%, the large-cap stock S&P 500® Index advanced 9.48%, the small-cap stock Russell 2000® Index gained 8.53%, and the blue-chip stock Dow Jones Industrial AverageSM (the “Dow”) rose 6.82%. Foreign stocks from both developed and emerging markets trailed their U.S. counterparts significantly, as indicated by the MSCI® EAFE® Index’s return of 2.96%, representing foreign developed markets, and the 3.94% advance of the MSCI Emerging Markets Index. U.S. fixed-income investments advanced modestly, with the Barclays U.S. Aggregate Bond Index returning 2.37%.*

Key events that defined the period

The year started off with a significant rally that lifted stocks here and abroad, as share prices ground out steady gains punctuated by brief and shallow corrections during the first quarter of 2012. Evidence of an improving U.S. economy and investors who were mainly undaunted by Europe’s ongoing sovereign debt crisis were the primary factors driving the market’s gains through March. As the period progressed, data pointing to an economic slowdown in the U.S. and increasing investor concerns over Europe were primarily responsible for the volatility that characterized much of the second quarter, particularly April and May.

In January 2012, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria on concerns over high debt levels and the countries’ significant need to refinance in 2013. In February, the European Union downgraded its growth outlook for the region’s economies, raising new questions about the virtues of austerity plans and setting the stage for renegotiation of the budget-deficit targets for some member states. Continued improvements in U.S. economic data drove a higher level of confidence among investors for a firmer economic recovery. Encouraging economic data during February included a solid decline in claims for unemployment benefits. In March, Greece successfully passed a sovereign debt restructuring that cut its debt by approximately $140 billion. That same month, Chinese Premier Wen Jiabao cut that country’s 2012 target growth rate to 7.5%. Here at home, the economy strengthened, personal spending increased, and incomes also grew modestly.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

April began with the release of the minutes from the Federal Open Market Committee’s (“FOMC”) most recent meeting at which the Federal Reserve (the “Fed”) made no changes to key interest rates, but kept “Operation Twist” in place. Under Operation Twist, the Fed has been selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms in an effort to lower long-term interest rates. The FOMC minutes stated that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced that Operation Twist would continue through the end of 2012.

News from Europe and China was mixed in April and enough to trigger volatility in equity markets here and abroad. Prices on Spanish and Italian debt fell after rallying earlier in the year. In May, economic reports pointed to the potential for a slowdown in U.S. economic growth, and concerns over the European economy and the fate of the euro zone dominated the markets. Signals from Europe indicated deeper economic weakness and concern over Greece’s potential exit from the euro as its national currency. Germany reported larger-than-expected gains in factory orders and a surprise gain in industrial output, and China reported slower export growth and the country’s lowest industrial production growth since 2009. In June, the positive reaction to the election of a pro-austerity government in Greece was overshadowed by news that the yield of Spanish 10-year bonds hit an all-time high of more than 7%, driving Spain’s borrowing costs to potentially unsustainable levels.

On June 28, three months after conducting hearings on the subject, the U.S. Supreme Court revealed that it had voted five to four to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

The second quarter, which seemed to contain an especially busy news cycle of both positive and negative developments, ended with some good news for investors when Germany’s finance minister signaled the country’s potential willingness to take action sooner than expected to support short-term measures that would offer the euro zone additional bailout funds. Additionally, strong earnings announcements helped support stock prices in the U.S., and companies with noteworthy names from across numerous industries reported solid results.

Keeping it in perspective

The first six months of 2012 remind us that it is impossible to predict what the financial markets will do, particularly over short periods of time. Our longstanding belief is that investors should avoid being swayed by the latest news out of Wall Street (or even Europe). Knowing that unexpected events affect the markets all the time, it is critical to plan ahead and maintain an investment strategy that relies on solid investment fundamentals. Your financial professional can likely provide invaluable assistance in this effort.

Thank you for your continued confidence in MassMutual. We continue to work diligently to help you take the steps you need to take to prepare for a more secure financial future, despite what may be occurring in the financial markets – or the world.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Portfolio Summaries

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Blend Fund Largest Holdings (% of Net Assets) on 6/30/12 (Unaudited)

Apple, Inc.	2.9%
Exxon Mobil Corp.	2.0%
U.S. Treasury Note 0.250% 12/15/14	1.6%
General Electric Co.	1.4%
U.S. Treasury Note 1.875% 9/30/17	1.4%
Federal National Mortgage Association TBA Pool #54407 6.000% 7/01/35	1.3%
Microsoft Corp.	1.3%
Chevron Corp.	1.3%
Pfizer, Inc.	1.2%
International Business Machines Corp.	1.2%

15.6%

MML Blend Fund Asset Allocation (% of Net Assets) on 6/30/12 (Unaudited)

Equities	61.7%
Bonds & Notes	35.5%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 66% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 34% of the Fund’s portfolio, as of June 30, 2012.

MML Equity Fund Largest Holdings (% of Net Assets) on 6/30/12 (Unaudited)

Chevron Corp.	4.2%
Exxon Mobil Corp.	3.2%
Merck & Co., Inc.	3.1%
Wells Fargo & Co.	2.9%
Honeywell International, Inc.	2.7%
UnitedHealth Group, Inc.	2.7%
Target Corp.	2.5%
Humana, Inc.	2.5%
The Coca-Cola Co.	2.5%
Comcast Corp. Class A	2.4%

28.7%

MML Equity Fund Sector Table (% of Net Assets) on 6/30/12 (Unaudited)

Consumer, Non-cyclical	23.3%
Financial	21.6%
Communications	12.9%
Energy	12.0%
Industrial	9.6%
Consumer, Cyclical	6.6%
Utilities	5.9%
Technology	3.6%
Basic Materials	2.7%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Managed Bond Fund Quality Structure (% of Net Assets) on 6/30/12 (Unaudited)

U.S. Government, Aaa/AAA	58.3%
Aa/AA	4.3%
A/A	10.3%
Baa/BBB	20.6%
Ba/BB	5.1%
B and Below	0.3%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities (Not Rated)	1.1%

Net Assets	100.0%

Ratings do not apply to the fund itself. If ratings differ, the fund’s subadviser utilizes the higher of Moody’s, S&P and/or Fitch ratings. Securities in the “not rated” category (above) have not been rated by an agency; however, the subadviser performs its own analysis and assigns comparable ratings.

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Money Market Fund Asset Allocation (% of Net Assets) on 6/30/12 (Unaudited)
Commercial Paper	81.3%
Discount Notes	9.3%
U.S. Government Obligations	6.6%
Corporate Debt	2.3%
U.S. Treasury Bills	0.7%
Time Deposits	0.0%

Total Short-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MML Blend Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Number of Shares	Value
EQUITIES — 61.7%

COMMON STOCK — 61.7%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	32,222	$349,609
Omnicom Group, Inc.	3,747	182,104

		531,713

Aerospace & Defense — 1.2%
The Boeing Co.	21,572	1,602,800
General Dynamics Corp.	10,222	674,243
Goodrich Corp.	817	103,677
L-3 Communications Holdings, Inc.	6,220	460,342
Lockheed Martin Corp.	12,055	1,049,750
Northrop Grumman Corp.	10,618	677,322
Raytheon Co.	17,459	988,005
Rockwell Collins, Inc.	2,768	136,601
United Technologies Corp.	22,310	1,685,074

		7,377,814

Agriculture — 1.8%
Altria Group, Inc.	80,359	2,776,403
Archer-Daniels-Midland Co.	46,792	1,381,300
Lorillard, Inc.	3,844	507,216
Philip Morris International, Inc.	67,836	5,919,369
Reynolds American, Inc.	8,034	360,486

		10,944,774

Airlines — 0.1%
Southwest Airlines Co.	60,083	553,965

Apparel — 0.1%
Nike, Inc. Class B	5,941	521,501
Ralph Lauren Corp.	960	134,458
VF Corp.	2,060	274,907

		930,866

Auto Manufacturers — 0.2%
Ford Motor Co.	129,013	1,237,235
Paccar, Inc.	122	4,781

		1,242,016

Automotive & Parts — 0.1%
BorgWarner, Inc. (a)	1,700	111,503
The Goodyear Tire & Rubber Co. (a)	16,351	193,105
Johnson Controls, Inc.	672	18,621

		323,229

Banks — 2.8%
Bank of America Corp.	47,998	392,624
Bank of New York Mellon Corp.	33,007	724,504
BB&T Corp.	26,366	813,391
Capital One Financial Corp.	18,942	1,035,370
Comerica, Inc.	4,721	144,982
Fifth Third Bancorp	53,921	722,541

	Number of Shares	Value
First Horizon National Corp.	92	$796
Huntington Bancshares, Inc.	24,200	154,880
KeyCorp	42,164	326,349
M&T Bank Corp.	2,765	228,306
Northern Trust Corp.	7,559	347,865
PNC Financial Services Group, Inc.	16,318	997,193
Regions Financial Corp.	64,215	433,451
State Street Corp.	14,076	628,353
SunTrust Banks, Inc.	20,300	491,869
U.S. Bancorp	81,802	2,630,752
Wells Fargo & Co.	200,416	6,701,911
Zions Bancorp	3,541	68,766

		16,843,903

Beverages — 1.5%
Brown-Forman Corp. Class B	1,804	174,717
The Coca-Cola Co.	66,415	5,192,989
Coca-Cola Enterprises, Inc.	2,478	69,483
Constellation Brands, Inc. Class A (a)	14,212	384,577
Dr. Pepper Snapple Group, Inc.	8,704	380,800
Molson Coors Brewing Co. Class B	5,033	209,423
Monster Beverage Corp. (a)	5,700	405,840
PepsiCo, Inc.	32,260	2,279,492

		9,097,321

Biotechnology — 0.7%
Alexion Pharmaceuticals, Inc. (a)	100	9,930
Amgen, Inc.	37,131	2,712,048
Biogen Idec, Inc. (a)	4,562	658,661
Celgene Corp. (a)	14,598	936,608
Life Technologies Corp. (a)	3,211	144,463

		4,461,710

Building Materials — 0.1%
Masco Corp.	27,425	380,385

Chemicals — 1.1%
Air Products & Chemicals, Inc.	1,195	96,472
Airgas, Inc.	2,272	190,871
CF Industries Holdings, Inc.	5,948	1,152,366
The Dow Chemical Co.	4,073	128,300
E.I. du Pont de Nemours & Co.	23,960	1,211,657
Eastman Chemical Co.	4,270	215,080
Ecolab, Inc.	22	1,508
FMC Corp.	1,200	64,176
International Flavors & Fragrances, Inc.	60	3,288
Monsanto Co.	26,094	2,160,061
The Mosaic Co.	3,300	180,708
PPG Industries, Inc.	5,219	553,840
Praxair, Inc.	1,406	152,874
The Sherwin-Williams Co.	4,463	590,678
Sigma-Aldrich Corp.	1,346	99,510

		6,801,389

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.0%
Alpha Natural Resources, Inc. (a)	560	$4,878
CONSOL Energy, Inc.	1,081	32,689
Peabody Energy Corp.	2,676	65,616

		103,183

Commercial Services — 1.4%
Apollo Group, Inc. Class A (a)	14,554	526,709
Automatic Data Processing, Inc.	10,109	562,667
DeVry, Inc.	1,055	32,673
Donnelley (R.R.) & Sons Co.	28,023	329,831
Equifax, Inc.	2,442	113,797
H&R Block, Inc.	35,963	574,689
Iron Mountain, Inc.	3,256	107,318
MasterCard, Inc. Class A	2,340	1,006,457
McKesson Corp.	12,635	1,184,531
Moody’s Corp.	7,730	282,532
Paychex, Inc.	5,164	162,201
Quanta Services, Inc. (a)	8,213	197,687
Robert Half International, Inc.	1,826	52,169
SAIC, Inc.	19,678	238,497
Total System Services, Inc.	21,007	502,698
Visa, Inc. Class A	17,698	2,188,004
Western Union Co.	27,488	462,898

		8,525,358

Computers — 5.4%
Accenture PLC Class A	29,500	1,772,655
Apple, Inc. (a)	30,101	17,578,984
Cognizant Technology Solutions Corp. Class A (a)	78	4,680
Computer Sciences Corp.	26,026	645,965
Dell, Inc. (a)	72,631	909,340
EMC Corp. (a)	66,124	1,694,758
Hewlett-Packard Co.	62,974	1,266,407
International Business Machines Corp.	35,700	6,982,206
Lexmark International, Inc. Class A	18,969	504,196
NetApp, Inc. (a)	998	31,756
SanDisk Corp. (a)	4,203	153,326
Teradata Corp. (a)	3,986	287,032
Western Digital Corp. (a)	26,352	803,209

		32,634,514

Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	17,392	281,925
Colgate-Palmolive Co.	12,068	1,256,279
The Estee Lauder Cos., Inc. Class A	3,610	195,373
The Procter & Gamble Co.	51,229	3,137,776

		4,871,353

Distribution & Wholesale — 0.1%
Fastenal Co.	5,082	204,855
Genuine Parts Co.	5,434	327,399

	Number of Shares	Value
W.W. Grainger, Inc.	982	$187,798

		720,052

Diversified Financial — 2.1%
American Express Co.	31,249	1,819,004
Ameriprise Financial, Inc.	7,136	372,927
BlackRock, Inc.	3,700	628,334
The Charles Schwab Corp.	412	5,327
Citigroup, Inc.	45,451	1,245,812
CME Group, Inc.	958	256,849
Discover Financial Services	26,883	929,614
E*TRADE Financial Corp. (a)	61	490
Federated Investors, Inc. Class B	1,960	42,826
Franklin Resources, Inc.	3,939	437,190
The Goldman Sachs Group, Inc.	14,510	1,390,929
IntercontinentalExchange, Inc. (a)	1,076	146,315
Invesco Ltd.	14,012	316,671
JP Morgan Chase & Co.	111,222	3,973,962
Legg Mason, Inc.	1,426	37,604
Morgan Stanley	20,797	303,428
The NASDAQ OMX Group, Inc.	4,045	91,700
NYSE Euronext	3,932	100,581
SLM Corp.	28,291	444,452
T. Rowe Price Group, Inc.	4,206	264,810

		12,808,825

Electric — 2.0%
The AES Corp. (a)	72,787	933,857
Ameren Corp.	13,060	438,032
American Electric Power Co., Inc.	16,585	661,741
CenterPoint Energy, Inc.	12,431	256,949
CMS Energy Corp.	8,803	206,870
Consolidated Edison, Inc.	8,882	552,372
Dominion Resources, Inc.	7,516	405,864
DTE Energy Co.	4,260	252,746
Duke Energy Corp.	33,468	771,772
Edison International	4,026	186,001
Entergy Corp.	4,698	318,947
Exelon Corp.	3,540	133,175
FirstEnergy Corp.	21,080	1,036,925
Integrys Energy Group, Inc.	354	20,132
NextEra Energy, Inc.	12,930	889,713
Northeast Utilities	5,512	213,921
NRG Energy, Inc. (a)	7,600	131,936
Pepco Holdings, Inc.	5,243	102,605
PG&E Corp.	15,016	679,774
Pinnacle West Capital Corp.	3,496	180,883
PPL Corp.	23,418	651,255
Progress Energy, Inc.	1,533	92,241
Public Service Enterprise Group, Inc.	37,424	1,216,280
SCANA Corp.	747	35,736
The Southern Co.	18,122	839,049
TECO Energy, Inc.	8,895	160,644
Wisconsin Energy Corp.	5,782	228,794

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xcel Energy, Inc.	17,072	$485,016

		12,083,230

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	2,669	124,322
Molex, Inc.	8,594	205,740

		330,062

Electronics — 0.2%
Agilent Technologies, Inc.	9,863	387,024
Amphenol Corp. Class A	4,232	232,421
FLIR Systems, Inc.	52	1,014
Jabil Circuit, Inc.	2,547	51,781
PerkinElmer, Inc.	2,620	67,596
TE Connectivity Ltd.	6,000	191,460
Waters Corp. (a)	1,050	83,444

		1,014,740

Engineering & Construction — 0.1%
Fluor Corp.	5,509	271,814
Jacobs Engineering Group, Inc. (a)	4,320	163,555

		435,369

Entertainment — 0.0%
International Game Technology	16,191	255,008

Environmental Controls — 0.1%
Republic Services, Inc.	9,237	244,411
Stericycle, Inc. (a)	97	8,892
Waste Management, Inc.	4,573	152,738

		406,041

Foods — 1.0%
Campbell Soup Co.	11,724	391,347
ConAgra Foods, Inc.	18,774	486,810
Dean Foods Co. (a)	14,099	240,106
General Mills, Inc.	6,462	249,045
H.J. Heinz Co.	9,461	514,489
The Hershey Co.	2,747	197,866
Hormel Foods Corp.	5,466	166,276
The J.M. Smucker Co.	45	3,398
Kellogg Co.	4,928	243,098
Kraft Foods, Inc. Class A	32,075	1,238,736
The Kroger Co.	24,629	571,147
McCormick & Co., Inc.	61	3,700
Safeway, Inc.	19,000	344,850
Sysco Corp.	34	1,014
Tyson Foods, Inc. Class A	48,101	905,742
Whole Foods Market, Inc.	2,125	202,555

		5,760,179

Forest Products & Paper — 0.1%
International Paper Co.	15,787	456,402
MeadWestvaco Corp.	4,787	137,626

		594,028

	Number of Shares	Value
Gas — 0.1%
AGL Resources, Inc.	62	$2,402
NiSource, Inc.	8,613	213,172
Sempra Energy	7,261	500,138

		715,712

Hand & Machine Tools — 0.0%
Snap-on, Inc.	71	4,420
Stanley Black & Decker, Inc.	1,629	104,842

		109,262

Health Care – Products — 1.7%
Baxter International, Inc.	11,561	614,467
Becton, Dickinson & Co.	6,606	493,799
Boston Scientific Corp. (a)	48,804	276,719
C.R. Bard, Inc.	1,812	194,681
CareFusion Corp. (a)	2,590	66,511
Covidien PLC	14,400	770,400
Intuitive Surgical, Inc. (a)	686	379,900
Johnson & Johnson	75,952	5,131,317
Medtronic, Inc.	30,748	1,190,870
St. Jude Medical, Inc.	5,691	227,128
Stryker Corp.	4,150	228,665
Varian Medical Systems, Inc. (a)	97	5,895
Zimmer Holdings, Inc.	6,415	412,869

		9,993,221

Health Care – Services — 0.9%
Aetna, Inc.	14,520	562,940
Cigna Corp.	7,592	334,048
Coventry Health Care, Inc.	677	21,522
DaVita, Inc. (a)	1,865	183,162
Humana, Inc.	6,494	502,895
Laboratory Corporation of America Holdings (a)	1,842	170,588
Quest Diagnostics, Inc.	3,009	180,239
Tenet Healthcare Corp. (a)	2,997	15,704
Thermo Fisher Scientific, Inc.	11,491	596,498
UnitedHealth Group, Inc.	36,364	2,127,294
WellPoint, Inc.	10,456	666,988

		5,361,878

Holding Company – Diversified — 0.0%
Leucadia National Corp.	5,537	117,772

Home Builders — 0.1%
D.R. Horton, Inc.	2,847	52,328
PulteGroup, Inc. (a)	62,073	664,181

		716,509

Home Furnishing — 0.1%
Harman International Industries, Inc.	2,469	97,772
Whirlpool Corp.	6,013	367,755

		465,527

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.3%
Avery Dennison Corp.	4,715	$128,908
Beam, Inc.	5,363	335,134
The Clorox Co.	2,243	162,528
Kimberly-Clark Corp.	12,355	1,034,978

		1,661,548

Housewares — 0.0%
Newell Rubbermaid, Inc.	638	11,573

Insurance — 2.5%
ACE Ltd.	15,200	1,126,776
Aflac, Inc.	15,672	667,470
The Allstate Corp.	19,035	667,938
American International Group, Inc. (a)	28,546	916,041
Aon PLC	7,635	357,165
Assurant, Inc.	26,496	923,121
Berkshire Hathaway, Inc. Class B (a)	37,496	3,124,542
The Chubb Corp.	11,220	817,040
Cincinnati Financial Corp.	9,019	343,353
Genworth Financial, Inc. Class A (a)	29	164
The Hartford Financial Services Group, Inc.	21,852	385,251
Lincoln National Corp.	23,451	512,873
Loews Corp.	8,583	351,131
Marsh & McLennan Cos., Inc.	15,113	487,092
MetLife, Inc.	42,690	1,316,987
Principal Financial Group, Inc.	12,529	328,636
The Progressive Corp.	16,314	339,821
Prudential Financial, Inc.	9,827	475,922
Torchmark Corp.	5,555	280,805
The Travelers Cos., Inc.	16,797	1,072,320
Unum Group	5,531	105,808
XL Group PLC	14,288	300,620

		14,900,876

Internet — 1.7%
Akamai Technologies, Inc. (a)	3,026	96,075
Amazon.com, Inc. (a)	10	2,284
eBay, Inc. (a)	28,977	1,217,324
Expedia, Inc.	19,867	955,007
F5 Networks, Inc. (a)	4,570	454,989
Google, Inc. Class A (a)	8,720	5,058,210
Netflix, Inc. (a)	1,259	86,204
Priceline.com, Inc. (a)	1,391	924,347
Symantec Corp. (a)	42,455	620,268
TripAdvisor, Inc. (a)	67	2,994
VeriSign, Inc. (a)	3,591	156,460
Yahoo!, Inc. (a)	30,429	481,691

		10,055,853

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	445	14,191
Cliffs Natural Resources, Inc.	7,946	391,658

	Number of Shares	Value
Nucor Corp.	1,056	$40,023
United States Steel Corp.	42	865

		446,737

Leisure Time — 0.1%
Carnival Corp.	2,464	84,441
Harley-Davidson, Inc.	13,002	594,582

		679,023

Lodging — 0.2%
Marriott International, Inc. Class A	13,269	520,145
Starwood Hotels & Resorts Worldwide, Inc.	2,015	106,876
Wyndham Worldwide Corp.	10,109	533,149
Wynn Resorts Ltd.	3,148	326,510

		1,486,680

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	14,115	1,198,505
Ingersoll-Rand PLC	17,400	733,932
Joy Global, Inc.	600	34,038

		1,966,475

Machinery – Diversified — 0.4%
Cummins, Inc.	7,455	722,464
Deere & Co.	5,650	456,915
Eaton Corp.	10,638	421,584
Flowserve Corp.	480	55,080
Rockwell Automation, Inc.	1,333	88,058
Roper Industries, Inc.	4,963	489,253
Xylem, Inc.	3,355	84,445

		2,317,799

Manufacturing — 2.7%
3M Co.	20,922	1,874,611
Cooper Industries PLC	2,400	163,632
Danaher Corp.	13,456	700,789
Dover Corp.	7,573	405,989
General Electric Co.	412,786	8,602,460
Honeywell International, Inc.	23,182	1,294,483
Illinois Tool Works, Inc.	16,155	854,438
Leggett & Platt, Inc.	3,086	65,207
Pall Corp.	2,761	151,330
Parker Hannifin Corp.	10,648	818,618
Textron, Inc.	32,172	800,118
Tyco International Ltd.	14,000	739,900

		16,471,575

Media — 2.6%
Cablevision Systems Corp. Class A	47,000	624,630
CBS Corp. Class B	19,657	644,356
Comcast Corp. Class A	102,912	3,290,097
DIRECTV Class A (a)	26,728	1,304,861
Discovery Communications, Inc. Series A (a)	6,100	329,400
Gannett Co., Inc.	51,212	754,353

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The McGraw-Hill Cos., Inc.	8,648	$389,160
News Corp. Class A	94,367	2,103,440
Scripps Networks Interactive Class A	10,672	606,810
Time Warner Cable, Inc.	10,526	864,185
Time Warner, Inc.	26,615	1,024,677
Viacom, Inc. Class B	24,710	1,161,864
The Walt Disney Co.	48,412	2,347,982
The Washington Post Co. Class B	72	26,915

		15,472,730

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	987

Mining — 0.4%
Alcoa, Inc.	34,226	299,477
Freeport-McMoRan Copper & Gold, Inc.	43,864	1,494,446
Newmont Mining Corp.	4,970	241,095
Titanium Metals Corp.	63	713
Vulcan Materials Co.	6,765	268,638

		2,304,369

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	29,989	448,935
Xerox Corp.	67,745	533,153

		982,088

Oil & Gas — 5.4%
Anadarko Petroleum Corp.	38	2,516
Apache Corp.	4,921	432,507
Cabot Oil & Gas Corp.	1,574	62,016
Chesapeake Energy Corp.	2,290	42,594
Chevron Corp.	71,738	7,568,359
ConocoPhillips	51,839	2,896,763
Denbury Resources, Inc. (a)	8,874	134,086
Devon Energy Corp.	8,447	489,842
Diamond Offshore Drilling, Inc.	10,778	637,303
EOG Resources, Inc.	154	13,877
EQT Corp.	97	5,202
Exxon Mobil Corp.	142,237	12,171,220
Helmerich & Payne, Inc.	2,800	121,744
Hess Corp.	4,432	192,570
Marathon Oil Corp.	22,127	565,787
Marathon Petroleum Corp.	11,013	494,704
Murphy Oil Corp.	10,511	528,598
Nabors Industries Ltd. (a)	66,365	955,656
Newfield Exploration Co. (a)	100	2,931
Noble Corp. (a)	100	3,253
Noble Energy, Inc.	2,148	182,193
Occidental Petroleum Corp.	23,815	2,042,613
Phillips 66 (a)	24,969	829,970
Pioneer Natural Resources Co.	1,291	113,879
QEP Resources, Inc.	89	2,667
Range Resources Corp.	99	6,125
Rowan Cos. PLC (a)	2,599	84,026

	Number of Shares	Value
Southwestern Energy Co. (a)	1,600	$51,088
Sunoco, Inc.	17,676	839,610
Tesoro Corp. (a)	17,087	426,491
Valero Energy Corp.	16,100	388,815
WPX Energy, Inc. (a)	3,382	54,721

		32,343,726

Oil & Gas Services — 0.3%
Baker Hughes, Inc.	3,431	141,014
Cameron International Corp. (a)	6	256
FMC Technologies, Inc. (a)	640	25,107
Halliburton Co.	6,967	197,793
National Oilwell Varco, Inc.	20,094	1,294,858
Schlumberger Ltd.	5,164	335,195

		1,994,223

Packaging & Containers — 0.1%
Ball Corp.	6,602	271,012
Bemis Co., Inc.	16,396	513,851
Owens-Illinois, Inc. (a)	1,816	34,813
Sealed Air Corp.	53	818

		820,494

Pharmaceuticals — 4.4%
Abbott Laboratories	64,122	4,133,945
Allergan, Inc.	3,065	283,727
AmerisourceBergen Corp.	8,307	326,881
Bristol-Myers Squibb Co.	57,567	2,069,534
Cardinal Health, Inc.	10,878	456,876
DENTSPLY International, Inc.	456	17,241
Eli Lilly & Co.	55,314	2,373,524
Express Scripts Holding Co. (a)	31,601	1,764,284
Forest Laboratories, Inc. (a)	21,916	766,841
Gilead Sciences, Inc. (a)	25,735	1,319,691
Hospira, Inc. (a)	117	4,093
Mead Johnson Nutrition Co.	1,812	145,884
Merck & Co., Inc.	119,083	4,971,715
Mylan, Inc. (a)	9,547	204,019
Patterson Cos., Inc.	4,086	140,844
Perrigo Co.	10	1,179
Pfizer, Inc.	312,792	7,194,216
Watson Pharmaceuticals, Inc. (a)	1,956	144,725

		26,319,219

Pipelines — 0.5%
Kinder Morgan, Inc.	5,038	162,324
ONEOK, Inc.	2,800	118,468
Spectra Energy Corp.	14,764	429,042
The Williams Cos., Inc.	75,848	2,185,940

		2,895,774

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	1,423

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.9%
American Tower Corp.	10,689	$747,268
Apartment Investment & Management Co. Class A	85	2,298
AvalonBay Communities, Inc.	2,141	302,909
Boston Properties, Inc.	2,733	296,175
Equity Residential	8,356	521,080
HCP, Inc.	9,635	425,385
Health Care REIT, Inc.	3,572	208,248
Host Hotels & Resorts, Inc.	337	5,331
Kimco Realty Corp.	7,667	145,903
Plum Creek Timber Co., Inc.	463	18,381
Prologis, Inc.	14,838	493,067
Public Storage	2,353	339,797
Simon Property Group, Inc.	9,525	1,482,661
Ventas, Inc.	5,425	342,426
Vornado Realty Trust	1,673	140,499
Weyerhaeuser Co.	126	2,817

		5,474,245

Retail — 3.9%
Abercrombie & Fitch Co. Class A	334	11,403
AutoNation, Inc. (a)	499	17,605
AutoZone, Inc. (a)	1,244	456,759
Bed Bath & Beyond, Inc. (a)	11,564	714,655
Best Buy Co., Inc.	48,992	1,026,872
Big Lots, Inc. (a)	504	20,558
CarMax, Inc. (a)	500	12,970
Chipotle Mexican Grill, Inc. (a)	90	34,196
Coach, Inc.	9,155	535,384
Costco Wholesale Corp.	4,476	425,220
CVS Caremark Corp.	50,764	2,372,202
Darden Restaurants, Inc.	3,254	164,750
Dollar Tree, Inc. (a)	5,140	276,532
Family Dollar Stores, Inc.	35	2,327
GameStop Corp. Class A	35,151	645,372
The Gap, Inc.	12,590	344,462
The Home Depot, Inc.	53,907	2,856,532
J.C. Penney Co., Inc.	1,429	33,310
Kohl’s Corp.	9,730	442,618
Limited Brands, Inc.	7,850	333,860
Lowe’s Cos., Inc.	40,595	1,154,522
Macy’s, Inc.	23,551	808,977
McDonald’s Corp.	15,670	1,387,265
Nordstrom, Inc.	4,008	199,158
O’Reilly Automotive, Inc. (a)	7,373	617,636
Ross Stores, Inc.	7,692	480,519
Sears Holdings Corp. (a)	554	33,074
Staples, Inc.	28,265	368,858
Starbucks Corp.	2,177	116,078
Target Corp.	19,286	1,122,252
Tiffany & Co.	2	106
The TJX Cos., Inc.	27,406	1,176,540

	Number of Shares	Value
Wal-Mart Stores, Inc.	54,122	$3,773,386
Walgreen Co.	22,557	667,236
Yum! Brands, Inc.	14,135	910,577

		23,543,771

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	7,930	50,514
People’s United Financial, Inc.	5,451	63,286

		113,800

Semiconductors — 1.8%
Advanced Micro Devices, Inc. (a)	66,757	382,518
Altera Corp.	1,086	36,750
Analog Devices, Inc.	8,454	318,462
Applied Materials, Inc.	33,039	378,627
Broadcom Corp. Class A (a)	14,864	502,403
Intel Corp.	208,223	5,549,143
KLA-Tencor Corp.	18,489	910,583
Lam Research Corp. (a)	7,723	291,466
Linear Technology Corp.	9,005	282,127
LSI Corp. (a)	142,528	907,904
Microchip Technology, Inc.	3,421	113,167
Micron Technology, Inc. (a)	7,117	44,908
NVIDIA Corp. (a)	10,326	142,705
Teradyne, Inc. (a)	15,250	214,415
Texas Instruments, Inc.	15,274	438,211
Xilinx, Inc.	12,656	424,862

		10,938,251

Software — 2.7%
Adobe Systems, Inc. (a)	15,040	486,845
Autodesk, Inc. (a)	2,737	95,768
BMC Software, Inc. (a)	11,812	504,136
CA, Inc.	35,173	952,837
Cerner Corp. (a)	4,500	371,970
Citrix Systems, Inc. (a)	5,877	493,315
The Dun & Bradstreet Corp.	3,496	248,810
Electronic Arts, Inc. (a)	4,737	58,502
Fidelity National Information Services, Inc.	6,600	224,928
Fiserv, Inc. (a)	2,038	147,184
Intuit, Inc.	7,450	442,157
Microsoft Corp.	250,295	7,656,524
Oracle Corp.	139,457	4,141,873
Red Hat, Inc. (a)	7,521	424,786
Salesforce.com, Inc. (a)	511	70,651

		16,320,286

Telecommunications — 3.0%
AT&T, Inc.	158,709	5,659,563
CenturyLink, Inc.	22,328	881,733
Cisco Systems, Inc.	228,442	3,922,349
Corning, Inc.	29,467	381,008
Crown Castle International Corp. (a)	5,100	299,166

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Frontier Communications Corp.	56	$214
Harris Corp.	2,770	115,925
JDS Uniphase Corp. (a)	23	253
Juniper Networks, Inc. (a)	589	9,607
MetroPCS Communications, Inc. (a)	4,074	24,648
Motorola Solutions, Inc.	8,837	425,148
QUALCOMM, Inc.	34,400	1,915,392
Sprint Nextel Corp. (a)	21,573	70,328
Verizon Communications, Inc.	100,655	4,473,108
Windstream Corp.	56	541

		18,178,983

Textiles — 0.0%
Cintas Corp.	278	10,734

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,061	69,806
Mattel, Inc.	7,590	246,220

		316,026

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	920	53,848
CSX Corp.	40,307	901,264
Expeditors International of Washington, Inc.	26	1,007
FedEx Corp.	4,480	410,413
Norfolk Southern Corp.	12,013	862,173
Ryder System, Inc.	1,438	51,782
Union Pacific Corp.	16,106	1,921,607
United Parcel Service, Inc. Class B	24,930	1,963,487

		6,165,581

TOTAL COMMON STOCK (Cost $257,760,859)		371,705,757

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a)	29	57

TOTAL PREFERRED STOCK (Cost $40)		57

TOTAL EQUITIES (Cost $257,760,899)		371,705,814

	Principal Amount
BONDS & NOTES — 35.5%

CORPORATE DEBT — 12.4%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$430,000	484,944

	Principal Amount	Value
WPP Finance 4.750% 11/21/21	$85,000	$89,194

		574,138

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	298,237
Goodrich Corp. 6.125% 3/01/19	110,000	135,519
L-3 Communications Corp. 4.750% 7/15/20	25,000	26,665
L-3 Communications Corp. 6.375% 10/15/15	227,000	231,966
United Technologies Corp. 6.125% 7/15/38	80,000	104,130

		796,517

Agriculture — 0.0%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	225,498
Philip Morris International, Inc. 6.375% 5/16/38	35,000	46,822

		272,320

Auto Manufacturers — 0.0%
Daimler Finance NA LLC (b) 2.625% 9/15/16	200,000	205,808

Banks — 0.7%
Associated Banc-Corp. 5.125% 3/28/16	350,000	374,618
Bank of America Corp. 3.625% 3/17/16	200,000	200,915
Bank of America Corp. 4.500% 4/01/15	175,000	180,384
Bank of America Corp. 5.875% 2/07/42	95,000	104,061
Bank of America Corp. Series L 5.650% 5/01/18	320,000	342,174
Barclays Bank PLC 6.750% 5/22/19	240,000	279,971
Capital One Financial Corp. 2.125% 7/15/14	125,000	126,064
Capital One Financial Corp. 7.375% 5/23/14	170,000	186,748
Credit Suisse AG 5.400% 1/14/20	365,000	379,625
Credit Suisse New York 5.500% 5/01/14	125,000	132,518
Export-Import Bank of Korea 4.000% 1/11/17	200,000	213,363
First Horizon National Corp. 5.375% 12/15/15	325,000	342,941
HSBC Holdings PLC 6.500% 9/15/37	125,000	138,685

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ICICI Bank Ltd. (b) 4.750% 11/25/16	$225,000	$222,979
ICICI Bank Ltd. (b) 5.500% 3/25/15	340,000	348,164
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	265,000	272,457
The Toronto-Dominion Bank 2.375% 10/19/16	250,000	256,729
UBS AG 5.750% 4/25/18	275,000	304,633
Wachovia Bank NA 6.600% 1/15/38	50,000	63,102

		4,470,131

Beverages — 0.1%
Anheuser-Busch Cos. LLC 6.500% 2/01/43	25,000	33,792
Molson Coors Brewing Co. 5.000% 5/01/42	75,000	81,028
Pernod-Ricard SA (b) 2.950% 1/15/17	300,000	303,674

		418,494

Biotechnology — 0.1%
Amgen, Inc. 3.875% 11/15/21	325,000	343,154
Amgen, Inc. 5.150% 11/15/41	225,000	234,881

		578,035

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	45,000	53,604
Lafarge North America, Inc. 6.875% 7/15/13	430,000	449,350
Lafarge SA (b) 6.200% 7/09/15	550,000	586,063
Masco Corp. 4.800% 6/15/15	560,000	575,386
Masco Corp. 7.125% 8/15/13	200,000	209,963
Owens Corning, Inc. 9.000% 6/15/19	55,000	68,577

		1,942,943

Chemicals — 0.5%
Ashland, Inc. 9.125% 6/01/17	40,000	44,000
Braskem Finance Ltd. (b) 5.750% 4/15/21	225,000	231,188
Cabot Corp. 5.000% 10/01/16	390,000	434,103
Cytec Industries, Inc. 8.950% 7/01/17	75,000	93,170

	Principal Amount	Value
The Dow Chemical Co. 8.550% 5/15/19	$65,000	$86,455
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	37,281
Ecolab, Inc. 4.350% 12/08/21	75,000	83,127
Incitiec Pivot Ltd (b) 4.000% 12/07/15	300,000	308,658
Methanex Corp. 5.250% 3/01/22	20,000	20,750
NOVA Chemicals Corp. FRN 3.854% 11/15/13	1,000,000	1,000,000
RPM International, Inc. 6.250% 12/15/13	325,000	344,009
Valspar Corp. 7.250% 6/15/19	125,000	150,763

		2,833,504

Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	261,194
Deluxe Corp. 7.375% 6/01/15	95,000	96,425
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	244,800
ERAC USA Finance Co. (b) 6.700% 6/01/34	78,000	89,534

		691,953

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	40,000	41,900
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,650
HP Enterprise Services LLC Series B 6.000% 8/01/13	310,000	325,338
International Business Machines Corp. 5.600% 11/30/39	140,000	182,471

		571,359

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	60,361

Diversified Financial — 1.8%
American Express Co. 6.150% 8/28/17	230,000	272,487
American Express Co. 7.250% 5/20/14	120,000	133,072
American Express Co. 8.125% 5/20/19	135,000	179,766
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	657,540
BlackRock, Inc. 5.000% 12/10/19	90,000	102,874

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BlackRock, Inc. 6.250% 9/15/17	$225,000	$272,430
Citigroup, Inc. 4.750% 5/19/15	10,000	10,496
Citigroup, Inc. 5.375% 8/09/20	245,000	264,746
Citigroup, Inc. 5.500% 10/15/14	185,000	195,872
Citigroup, Inc. 5.500% 2/15/17	500,000	522,470
Citigroup, Inc. 5.875% 1/30/42	100,000	109,217
Citigroup, Inc. 6.375% 8/12/14	370,000	396,064
Citigroup, Inc. 8.125% 7/15/39	90,000	120,105
Citigroup, Inc. 8.500% 5/22/19	145,000	179,080
Eaton Vance Corp. 6.500% 10/02/17	85,000	97,105
Ford Motor Credit Co. LLC 2.750% 5/15/15	75,000	75,609
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	238,678
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,210,031
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	147,998
General Electric Capital Corp. 3.350% 10/17/16	410,000	431,897
General Electric Capital Corp. 4.625% 1/07/21	225,000	247,478
General Electric Capital Corp. 5.300% 2/11/21	325,000	364,774
General Electric Capital Corp. 6.000% 8/07/19	145,000	169,661
General Electric Capital Corp. 6.875% 1/10/39	260,000	335,434
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	120,013
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	805,402
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	231,620
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	477,250
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	211,121
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	62,565
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	70,939

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.750% 10/01/37	$75,000	$73,504
Janus Capital Group, Inc. 6.700% 6/15/17	255,000	273,532
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	82,918
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	215,444
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	55,115
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	221,060
JP Morgan Chase Capital XXV Series Y 6.800% 10/01/37	85,000	85,000
Lazard Group LLC 6.850% 6/15/17	100,000	109,749
Merrill Lynch & Co., Inc. 5.450% 2/05/13	100,000	102,011
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	108,362
Morgan Stanley 3.800% 4/29/16	150,000	145,320
Morgan Stanley 5.450% 1/09/17	265,000	267,621
Morgan Stanley 5.625% 9/23/19	235,000	232,579
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	95,140

		10,781,149

Electric — 1.0%
The AES Corp. 7.750% 10/15/15	140,000	157,150
Ameren Corp. 8.875% 5/15/14	545,000	607,070
CMS Energy Corp. 2.750% 5/15/14	590,000	593,052
CMS Energy Corp. 5.050% 2/15/18	400,000	427,559
CMS Energy Corp. 6.875% 12/15/15	50,000	55,337
EDP Finance BV (b) 5.375% 11/02/12	1,135,000	1,137,156
Florida Power & Light Co. 4.950% 6/01/35	125,000	146,705
Georgia Power Co. 4.300% 3/15/42	206,000	214,583
Kansas Gas & Electric Co. 5.647% 3/29/21	240,554	263,120
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	295,868
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	409,313

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nevada Power Co. Series N 6.650% 4/01/36	$135,000	$181,722
NiSource Finance Corp. 5.800% 2/01/42	175,000	193,257
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	17,929
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	50,976
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	149,152
Southern California Edison Co. 5.950% 2/01/38	105,000	138,465
Tenaska Oklahoma (b) 6.528% 12/30/14	197,908	194,638
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	228,210	250,458
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	204,209
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	262,903

		5,950,622

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	530,400
Energizer Holdings, Inc. 4.700% 5/24/22	275,000	286,925

		817,325

Electronics — 0.1%
Amphenol Corp. 4.000% 2/01/22	100,000	101,873
Amphenol Corp. 4.750% 11/15/14	100,000	107,592
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	241,197
PerkinElmer, Inc. 5.000% 11/15/21	150,000	161,003

		611,665

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/15	200,000	201,119

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	125,000	134,914
Peninsula Gaming LLC 8.375% 8/15/15	280,000	294,700

		429,614

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	140,000	149,775

	Principal Amount	Value
Republic Services, Inc. 5.250% 11/15/21	$25,000	$28,702
Xylem, Inc. (b) 3.550% 9/20/16	200,000	210,618
Xylem, Inc. (b) 4.875% 10/01/21	100,000	110,603

		499,698

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	239,017
Kraft Foods, Inc. 4.125% 2/09/16	280,000	304,894
Kraft Foods, Inc. 6.500% 2/09/40	90,000	115,613
Ralcorp Holdings, Inc. 4.950% 8/15/20	150,000	157,029
Ralcorp Holdings, Inc. 6.625% 8/15/39	275,000	282,998
Tyson Foods, Inc. 4.500% 6/15/22	175,000	180,250

		1,279,801

Forest Products & Paper — 0.1%
International Paper Co. 4.750% 2/15/22	100,000	109,154
International Paper Co. 7.300% 11/15/39	110,000	137,337
International Paper Co. 9.375% 5/15/19	70,000	93,973
The Mead Corp. 7.550% 3/01/47	260,000	274,729
Rock-Tenn Co. 5.625% 3/15/13	105,000	107,231

		722,424

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	105,587

Health Care – Products — 0.2%
Boston Scientific Corp. 4.500% 1/15/15	680,000	724,577
Boston Scientific Corp. 6.000% 1/15/20	170,000	202,746
Johnson & Johnson 5.850% 7/15/38	40,000	55,485

		982,808

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	82,800
Cigna Corp. 2.750% 11/15/16	175,000	180,298
Cigna Corp. 5.125% 6/15/20	100,000	110,599

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HCA, Inc. 8.500% 4/15/19	$160,000	$179,200
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	77,823
Roche Holdings, Inc. (b) 6.000% 3/01/19	60,000	74,631
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	319,727
WellPoint, Inc. 4.350% 8/15/20	275,000	302,377

		1,327,455

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	248,801
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,208,937
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 7.750% 10/15/16	595,000	626,238

		2,083,976

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	30,000	31,188

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	90,000	100,201

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	157,248

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	135,000	135,407
Toro Co. 7.800% 6/15/27	165,000	195,660

		331,067

Insurance — 0.5%
Aflac, Inc. 8.500% 5/15/19	110,000	143,595
The Allstate Corp. 5.550% 5/09/35	150,000	174,285
The Allstate Corp. 7.450% 5/16/19	35,000	44,820
American International Group, Inc. 3.000% 3/20/15	250,000	251,263
American International Group, Inc. 3.650% 1/15/14	55,000	56,178
CNA Financial Corp. 7.350% 11/15/19	180,000	212,943

	Principal Amount	Value
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	$290,000	$304,143
Lincoln National Corp. 4.300% 6/15/15	100,000	105,358
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	217,775
MetLife, Inc. Series A 6.817% 8/15/18	45,000	54,886
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	155,542
Prudential Financial, Inc. 3.875% 1/14/15	210,000	219,891
Prudential Financial, Inc. 4.500% 11/15/20	125,000	132,499
Prudential Financial, Inc. 4.750% 9/17/15	375,000	403,730
Prudential Financial, Inc. 6.200% 11/15/40	75,000	81,838
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	161,907

		2,720,653

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	300,000	345,501

Investment Companies — 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	195,000	217,826

Iron & Steel — 0.3%
Allegheny Technologies, Inc. 5.950% 1/15/21	150,000	165,708
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	229,053
ArcelorMittal 3.750% 8/05/15	250,000	251,386
ArcelorMittal 5.250% 8/05/20	285,000	273,210
ArcelorMittal 9.000% 2/15/15	555,000	623,735
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	268,712
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	272,090

		2,083,894

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	257,527
Marriott International, Inc. 5.810% 11/10/15	70,000	78,292
Marriott International, Inc. 6.200% 6/15/16	455,000	517,469

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wyndham Worldwide Corp. 2.950% 3/01/17	$75,000	$74,607
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	50,000	55,375

		983,270

Manufacturing — 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	219,224
Tyco Electronics Group SA 6.550% 10/01/17	200,000	238,763

		457,987

Media — 0.4%
CBS Corp. 7.875% 7/30/30	210,000	269,859
Comcast Corp. 6.400% 5/15/38	175,000	213,327
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	275,000	286,000
NBCUniversal Media LLC 6.400% 4/30/40	20,000	24,434
News America, Inc. 6.900% 8/15/39	100,000	119,487
Scholastic Corp. 5.000% 4/15/13	320,000	324,000
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	157,628
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	134,066
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	58,801
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	86,422
Time Warner, Inc. 4.700% 1/15/21	125,000	139,291
Time Warner, Inc. 6.100% 7/15/40	135,000	155,304
Time Warner, Inc. 6.250% 3/29/41	25,000	29,069
Viacom, Inc. 6.250% 4/30/16	195,000	227,348

		2,225,036

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	135,633

Mining — 0.2%
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	250,000	256,539
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	348,655

	Principal Amount	Value
Teck Resources Ltd. 10.750% 5/15/19	$25,000	$30,063
Vale Overseas Ltd. 6.250% 1/23/17	305,000	346,874
Vale Overseas Ltd. 6.875% 11/10/39	80,000	93,470
Vulcan Materials Co. 6.500% 12/01/16	105,000	110,513
Xstrata Canada Financial Corp. (b) 2.850% 11/10/14	225,000	229,277

		1,415,391

Office Equipment/Supplies — 0.0%
Xerox Corp. 4.250% 2/15/15	150,000	159,038
Xerox Corp. 5.625% 12/15/19	10,000	11,270

		170,308

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	400,000	424,030

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	563,392
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	156,077
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	36,169
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	393,875
ConocoPhillips 6.500% 2/01/39	110,000	152,329
Devon Energy Corp. 5.600% 7/15/41	175,000	203,046
EQT Corp. 4.875% 11/15/21	110,000	112,358
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	251,260
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	214,430
Nexen, Inc. 7.500% 7/30/39	25,000	29,137
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	44,030
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	295,500
Petrobras International Finance Co. 3.875% 1/27/16	215,000	221,975
Petrobras International Finance Co. 5.375% 1/27/21	240,000	258,665
Petrobras International Finance Co. 6.750% 1/27/41	100,000	117,298

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petroleos Mexicanos 5.500% 1/21/21	$285,000	$322,050
Phillips 66 (b) 4.300% 4/01/22	100,000	105,197
Phillips 66 (b) 5.875% 5/01/42	100,000	107,649
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	266,753
Rowan Cos., Inc. 5.000% 9/01/17	160,000	172,233
Shell International Finance BV 5.500% 3/25/40	75,000	97,391
Talisman Energy, Inc. 5.500% 5/15/42	125,000	128,397
Talisman Energy, Inc. 7.750% 6/01/19	205,000	251,531
Tesoro Corp. 6.500% 6/01/17	215,000	220,912
Transocean, Inc. 5.050% 12/15/16	200,000	216,929
Valero Energy Corp. 6.125% 2/01/20	200,000	230,912

		5,169,495

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	233,805
Hornbeck Offshore Services, Inc. Convertible 1.625% 11/15/26	171,000	179,978
Weatherford International Ltd. 4.500% 4/15/22	125,000	128,113
Weatherford International Ltd. 5.950% 4/15/42	100,000	105,190

		647,086

Packaging & Containers — 0.1%
Sealed Air Corp. (b) 5.625% 7/15/13	200,000	206,500
Sonoco Products Co. 4.375% 11/01/21	125,000	131,846

		338,346

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	125,000	151,131
Express Scripts Holding Co. 6.250% 6/15/14	310,000	338,952
McKesson Corp. 4.750% 3/01/21	150,000	172,091
McKesson Corp. 6.000% 3/01/41	125,000	164,635
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	257,070

	Principal Amount	Value
Merck & Co., Inc. 5.850% 6/30/39	$45,000	$61,076
Mylan, Inc. (b) 7.625% 7/15/17	45,000	49,500
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	103,953

		1,298,408

Pipelines — 0.8%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	192,216
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	109,166
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	120,526
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	25,928
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	130,772
Enogex LLC (b) 6.875% 7/15/14	590,000	635,057
Enterprise Products Operating LP 3.200% 2/01/16	100,000	104,748
Enterprise Products Operating LP 5.950% 2/01/41	275,000	310,986
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	161,397
Kern River Funding Corp. (b) 4.893% 4/30/18	387,406	423,485
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	150,143
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	135,061
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,827
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	156,000
ONEOK Partners LP 3.250% 2/01/16	100,000	104,920
ONEOK Partners LP 6.125% 2/01/41	120,000	135,309
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	560,000	575,400
Southern Natural Gas Co. (b) 5.900% 4/01/17	250,000	286,201
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	202,613
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	161,219
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	350,000	350,810

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Williams Partners LP 5.250% 3/15/20	$365,000	$410,098

		4,893,882

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	175,000	182,944
Colonial Realty LP 6.150% 4/15/13	120,000	123,050
Post Apartment Homes LP 6.300% 6/01/13	88,000	90,942

		396,936

Real Estate Investment Trusts (REITS) — 0.2%
Boston Properties LP 3.700% 11/15/18	100,000	104,490
Boston Properties LP 4.125% 5/15/21	140,000	147,048
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	204,817
DDR Corp. 4.750% 4/15/18	60,000	62,232
DDR Corp. 7.875% 9/01/20	60,000	71,743
ERP Operating LP 4.625% 12/15/21	75,000	81,463
Host Hotels & Resorts LP 9.000% 5/15/17	90,000	99,675
Simon Property Group LP 5.650% 2/01/20	35,000	40,827
UDR, Inc. 4.625% 1/10/22	200,000	211,828
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	100,692

		1,124,815

Retail — 0.3%
CVS Caremark Corp. 6.125% 9/15/39	175,000	217,518
CVS Pass-Through Trust (b) 5.926% 1/10/34	321,963	356,909
The Home Depot, Inc. 5.950% 4/01/41	150,000	195,157
J.C. Penney Corp., Inc. 7.950% 4/01/17	115,000	115,000
McDonald’s Corp. 6.300% 10/15/37	100,000	140,031
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	161,252
QVC, Inc. (b) 5.125% 7/02/22	30,000	30,623
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	477,797

		1,694,287

	Principal Amount	Value
Savings & Loans — 0.1%
First Niagara Financial Group, Inc. 7.250% 12/15/21	$175,000	$196,632
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	525,610
Washington Mutual Bank (d) 5.650% 8/15/14	775,000	78

		722,320

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	250,000	301,676

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	80,000	86,935

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	130,000	147,634
America Movil SAB de CV 6.125% 3/30/40	135,000	166,161
American Tower Corp. 4.500% 1/15/18	330,000	348,815
AT&T, Inc. 6.500% 9/01/37	300,000	381,410
AT&T, Inc. 6.550% 2/15/39	25,000	32,175
British Telecom PLC STEP 9.625% 12/15/30	55,000	82,716
CenturyLink, Inc. 5.500% 4/01/13	215,000	220,905
CenturyLink, Inc. 5.800% 3/15/22	65,000	64,708
CenturyLink, Inc. 6.150% 9/15/19	140,000	144,411
CenturyLink, Inc. 7.600% 9/15/39	45,000	43,457
CenturyLink, Inc. 7.650% 3/15/42	65,000	63,086
Cisco Systems, Inc. 5.500% 1/15/40	55,000	68,086
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	60,000	83,282
Embarq Corp. 7.082% 6/01/16	110,000	125,900
Juniper Networks, Inc. 4.600% 3/15/21	100,000	107,095
Juniper Networks, Inc. 5.950% 3/15/41	175,000	201,440
Qwest Corp. 8.375% 5/01/16	550,000	651,139
Rogers Communications, Inc. 6.800% 8/15/18	20,000	24,665

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rogers Communications, Inc. 7.500% 8/15/38	$30,000	$42,925
Telecom Italia Capital 6.000% 9/30/34	45,000	34,537
Telecom Italia Capital 6.175% 6/18/14	340,000	342,550
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	150,415
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	268,193
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	108,849
Verizon Communications, Inc. 8.750% 11/01/18	300,000	412,363
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	211,580
Virgin Media Finance PLC 9.500% 8/15/16	100,000	111,500
Windstream Corp. 8.125% 8/01/13	10,000	10,537

		4,650,534

Transportation — 0.2%
Asciano Finance (b) 5.000% 4/07/18	250,000	261,142
Bristow Group, Inc. 7.500% 9/15/17	55,000	57,063
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	231,537
Canadian National Railway Co. 5.850% 11/15/17	140,000	167,496
CSX Corp. 7.250% 5/01/27	50,000	63,435
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	118,507
Union Pacific Corp. 4.000% 2/01/21	125,000	137,460

		1,036,640

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	250,000	256,419
GATX Corp. 4.750% 5/15/15	85,000	91,089
GATX Corp. 4.750% 6/15/22	150,000	151,654
GATX Corp. 8.750% 5/15/14	480,000	541,188
Penske Truck Leasing Co. Lp / PTL Finance Corp. (b) 3.125% 5/11/15	250,000	251,495

		1,291,845

TOTAL CORPORATE DEBT (Cost $69,755,368)		74,661,244

	Principal Amount	Value
Municipal Obligations — 0.3%
Access Group, Inc., Delaware VRN 0.779% 9/01/37	$225,000	$181,998
Colorado Bridge Enterprise BAB 6.078% 12/01/40	500,000	649,220
State of California 5.950% 4/01/16	175,000	200,594
State of California BAB 7.550% 4/01/39	120,000	154,310
State of Illinois 5.365% 3/01/17	575,000	632,552

		1,818,674

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,575,036)		1,818,674

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (b) 0.383% 8/20/13	583,333	581,065
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4, Class A3 FRN (b) 0.523% 7/20/12	100,000	99,989
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.991% 9/15/21	116,409	116,755
Chesapeake Funding LLC, Series 2009-1, Class A FRN (b) 2.241% 12/15/20	67,870	67,964
First Investors Auto Owner Trust, Series 2011-1, Class A2 (b) 1.470% 3/16/15	89,528	89,743
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	440,000	441,461

		1,396,977

Commercial MBS — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.916% 2/10/51	775,000	888,473
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.394% 2/10/51	450,000	528,074
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	394,579
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	237,519

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	$43,265	$43,486
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	400,000	459,715
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	318,842
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	165,287
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.939% 9/11/38	400,000	434,657
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class A3 3.391% 5/15/45	250,000	254,297
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class AM 3.912% 5/15/45	150,000	148,894
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.811% 12/10/49	200,000	232,485
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	446,882	466,040
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.407% 2/15/41	785,000	355,825
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	225,000	238,864
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	119,804
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (b) 5.728% 11/10/46	110,000	111,571
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (b) 5.827% 1/10/45	100,000	109,955
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	450,000	481,121
GS Mortgage Securities Corporation II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	109,521

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	$100,000	$105,226
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.116% 5/15/45	225,000	229,966
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.270% 6/16/45	290,000	296,094
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (b) 4.801% 7/15/46	125,000	127,531
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 4.969% 6/16/45	180,000	183,772
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	811,444
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	300,000	319,938
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	267,836
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	204,393
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	494,594
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	739,147	761,507
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	180,000	213,473
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.620% 8/15/39	200,000	210,725
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	820,010
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.051% 2/15/51	940,418	939,468

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	$89,816	$95,502
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	183,361
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	213,420
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	215,000	219,864
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.786% 6/15/45	215,000	219,922
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (b) 5.824% 11/15/44	115,000	127,342

		13,144,397

Home Equity ABS — 0.9%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.515% 8/25/35	199,091	188,009
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.605% 7/25/35	145,211	136,476
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.615% 11/25/34	179,870	176,296
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.685% 6/25/35	263,041	250,192
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.625% 11/25/35	41,401	41,072
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.695% 9/25/35	152,389	146,690
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.345% 5/25/36	20,705	20,586
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.355% 7/25/36	94,926	92,169
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.655% 12/25/33	85,586	84,606
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.425% 4/25/36	66,981	66,158

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.475% 9/25/34	$65,319	$62,161
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.735% 12/25/35	160,993	154,387
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF7, Class M1 FRN 0.695% 7/25/35	325,000	292,792
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.485% 1/25/36	172,332	146,322
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.675% 4/25/35	161,103	135,678
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.355% 7/25/37	108,273	106,584
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.415% 8/25/36	155,256	138,287
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.425% 7/25/36	202,106	198,469
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.525% 8/25/45	93,394	90,955
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.795% 6/25/35	386,727	312,772
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.995% 2/25/35	180,882	175,732
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.040% 2/25/35	290,000	254,954
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.980% 6/28/35	362,553	326,722
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 1.010% 6/28/35	220,000	142,224
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.695% 3/25/35	215,000	154,968
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.715% 5/25/35	111,937	107,045
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.625% 8/25/35	261,517	251,475

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.745% 3/25/35	$250,000	$216,707
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.435% 3/25/36	172,417	167,171
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.495% 1/25/36	116,928	113,389
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.585% 3/25/36	161,085	156,548
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.605% 8/25/35	108,275	100,304
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.395% 5/25/36	95,091	93,041

		5,100,941

Other ABS — 0.5%
Adams Outdoor Advertising LP, Series 2010-1, Class A (b) 5.438% 12/20/40	146,749	155,230
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	239,773	256,377
CLI Funding LLC, Series 2012-1A, Class A (b) 4.210% 6/18/27	100,000	99,988
CLI Funding LLC, Series 2011-1A, Class NOTE, (b) 4.500% 3/18/26	110,698	112,566
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	134,494	140,550
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.488% 6/02/17	250,000	249,243
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (e) 1.067% 6/20/14	950,000	698,820
NuCO2 Funding LLC, Series 2008-1, Class A1 (b) 7.250% 6/25/38	250,000	253,275
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	151,910	152,845
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	193,500	200,138

	Principal Amount	Value
TAL Advantage LLC, Series 2006-1A FRN (b) 0.376% 4/20/21	$153,333	$147,019
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	178,181	183,304
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (b) 6.024% 7/15/41	200,000	202,500
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.420% 11/26/21	441,667	419,686

		3,271,541

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.596% 8/25/26	146,262	140,273
Access Group, Inc., Series 2004-1, Class A4 FRN 0.957% 12/27/32	75,000	60,924
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.470% 3/28/17	105,832	105,651
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	350,000	294,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.560% 12/28/21	203,128	202,369
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.627% 12/15/22	441,247	439,299
Education Funding Capital Trust I, Series 2003-3, Class A3 FRN 0.737% 3/16/20	47,562	47,499
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.739% 6/15/43	200,000	191,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.741% 12/15/32	275,000	270,158
Education Funding Capital Trust I, Series 2003-3, Class A7, FRN 1.741% 12/15/42	250,000	235,716
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.970% 6/15/43	150,000	130,500
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.100% 3/25/42	300,000	260,739

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCO Education Loan Funding Trust,, Series 2007-1, Class A7AR FRN (b) 1.590% 11/26/46	$275,000	$245,428
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.285% 6/25/25	24,053	23,983
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.355% 3/25/26	182,406	180,271
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.045% 4/25/46	177,500	179,015
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.213% 1/28/47	200,000	126,820
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.636% 7/15/36	300,000	278,161
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.766% 7/15/36	125,000	104,082
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.057% 3/15/38	190,400	147,790
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.728% 12/15/16	400,000	399,875
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.735% 12/15/16	200,000	199,937
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 2.739% 9/15/28	100,000	97,207
SLM Student Loan Trust, Series 2003-5, Class A7 2.739% 6/17/30	50,000	46,446
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.370% 12/17/46	375,000	281,250

		4,688,393

WL Collateral CMO — 0.3%
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	20,503	15,109
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.090% 2/25/34	37,353	31,426
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.722% 8/25/34	36,995	31,016

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.432% 1/19/38	$433,503	$259,025
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.605% 7/25/35	55,009	52,222
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.355% 5/25/37	424,021	189,435
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.704% 8/25/34	107,102	74,466
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.525% 6/25/36	68,244	68,136
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.495% 8/25/36	129,465	106,674
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	7,547	6,987
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.869% 2/25/34	11,859	11,092
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.749% 2/25/34	530	475
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	341,833	344,503
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 1/17/13	315,109	316,496
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.505% 7/25/35	95,851	90,922
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.425% 6/25/46	819,583	292,767
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.918% 3/25/34	69,756	58,712
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.547% 4/25/44	170,400	123,428

		2,072,891

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.495% 11/25/37	238,483	228,748

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.177% 6/25/32	$51,678	$39,741

		268,489

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,804,662)		29,943,629

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Brazilian Government International Bond 4.875% 1/22/21	100,000	115,650
Mexico Government International Bond 4.750% 3/08/44	360,000	387,900
Peruvian Government International Bond 6.550% 3/14/37	95,000	129,295
Poland Government International Bond 6.375% 7/15/19	230,000	270,903
Province of Quebec Canada 7.500% 9/15/29	90,000	138,373
Republic of Brazil International Bond 5.625% 1/07/41	305,000	374,082
United Mexican States 5.125% 1/15/20	200,000	234,500
United Mexican States 6.750% 9/27/34	160,000	218,400

		1,869,103

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,624,266)		1,869,103

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.2%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	272,054	310,729
Pass-Through Securities — 11.1%
Federal Home Loan Mortgage Corp. Pool #J16072 3.500% 7/01/26	150,762	158,571
Pool #J16058 3.500% 7/01/26	202,046	212,512
Pool #J16317 3.500% 8/01/26	1,784,391	1,876,817
Pool #J12840 4.000% 8/01/25	665,654	703,123
Pool #G14375 4.000% 7/01/26	677,403	715,534
Pool #Q01704 4.500% 6/01/41	653,657	697,907

	Principal Amount	Value
Pool #Q03086 4.500% 9/01/41	$2,928,929	$3,127,204
Pool #E85346 6.000% 9/01/16	15,436	16,559
Pool #E85389 6.000% 9/01/16	12,347	13,178
Pool #E85542 6.000% 10/01/16	25,357	27,037
Pool #G11431 6.000% 2/01/18	28,168	30,247
Pool #E85089 6.500% 8/01/16	85,402	91,949
Pool #E85301 6.500% 9/01/16	37,157	40,392
Pool #C55867 7.500% 2/01/30	137,401	158,751
Pool #C01079 7.500% 10/01/30	22,345	26,074
Pool #C01135 7.500% 2/01/31	68,274	79,652
Pool #C00470 8.000% 8/01/26	37,941	44,318
Pool #G00924 8.000% 3/01/28	48,364	56,434
Pool #554904 9.000% 3/01/17	347	386
Federal Home Loan Mortgage Corp. TBA Pool #2664 3.500% 6/01/25 (f)	450,000	473,238
Pool #292 3.500% 10/01/41 (f)	2,100,000	2,202,539
Pool #2961 4.000% 5/01/40 (f)	4,100,000	4,351,125
Pool #7718 4.500% 5/01/39 (f)	1,000,000	1,068,047
Federal National Mortgage Association Pool #725692 2.266% 10/01/33	173,075	181,708
Pool #888586 2.340% 10/01/34	303,929	320,060
Pool #586036 6.000% 5/01/16	2,371	2,462
Pool #587994 6.000% 6/01/16	37,375	39,635
Pool #564594 7.000% 1/01/31	13,497	15,354
Pool #572844 7.000% 4/01/31	92,070	105,066
Pool #253795 7.000% 5/01/31	171,124	195,134
Pool #499386 7.500% 9/01/29	4,048	4,710

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #511380 7.500% 9/01/29	$3,252	$3,799
Pool #515935 7.500% 9/01/29	3,193	3,730
Pool #504345 7.500% 11/01/29	4,529	5,293
Pool #521006 7.500% 12/01/29	1,919	2,240
Pool #522769 7.500% 12/01/29	182	212
Pool #252981 7.500% 1/01/30	19,517	22,741
Pool #524874 7.500% 2/01/30	1,056	1,174
Pool #531196 7.500% 2/01/30	2,025	2,366
Pool #524317 7.500% 3/01/30	7,914	9,200
Pool #530299 7.500% 3/01/30	1,476	1,723
Pool #530520 7.500% 3/01/30	14,486	16,876
Pool #253183 7.500% 4/01/30	8,475	9,878
Pool #531574 7.500% 4/01/30	20,756	24,262
Pool #253265 7.500% 5/01/30	11,336	13,203
Pool #536999 8.000% 3/01/30	415	489
Pool #536949 8.000% 5/01/30	3,191	3,788
Pool #526380 8.000% 5/01/30	9,813	11,635
Pool #535351 8.000% 6/01/30	7,595	8,993
Pool #253481 8.000% 10/01/30	7,045	8,353
Pool #190317 8.000% 8/01/31	2,538	3,006
Pool #596656 8.000% 8/01/31	2,096	2,415
Pool #602008 8.000% 8/01/31	7,223	8,568
Federal National Mortgage Association TBA Pool #3430 3.000% 10/01/26 (f)	4,200,000	4,400,156
Pool #515 3.000% 2/01/42 (f)	4,100,000	4,204,101
Pool #5880 3.500% 10/01/41 (f)	1,305,000	1,367,701

	Principal Amount	Value
Pool #1127 3.500% 10/01/41 (f)	$6,260,000	$6,578,869
Pool #6447 4.000% 7/01/40 (f)	1,636,000	1,741,190
Pool #15801 4.500% 6/01/39 (f)	2,555,000	2,740,836
Pool #28654 5.000% 11/01/36 (f)	2,000,000	2,164,688
Pool #45746 5.500% 3/01/35 (f)	3,470,000	3,784,740
Pool #54407 6.000% 7/01/35 (f)	7,000,000	7,691,797
Government National Mortgage Association Pool #G282462 3.500% 1/20/40	317,417	333,461
Pool #783262 4.500% 3/15/41	300,000	328,887
Pool #762904 4.500% 4/15/41	262,720	288,017
Pool #738255 4.500% 4/15/41	884,888	971,199
Pool #738422 4.500% 6/15/41	1,499,800	1,646,089
Pool #707760 4.500% 6/15/41	999,901	1,093,680
Pool #783382 4.500% 7/15/41	794,921	872,456
Pool #760377 5.000% 9/15/41	500,000	550,234
Pool #760389 5.000% 10/15/41	389,970	429,150
Pool #760393 5.000% 10/15/41	1,110,028	1,221,552
Pool #343751 7.000% 4/15/23	951	1,084
Pool #349496 7.000% 5/15/23	3,485	3,972
Pool #359587 7.000% 6/15/23	1,066	1,199
Pool #337539 7.000% 7/15/23	1,607	1,828
Pool #363066 7.000% 8/15/23	26,165	29,678
Pool #354674 7.000% 10/15/23	16,492	18,699
Pool #362651 7.000% 10/15/23	36,546	41,421
Pool #368814 7.000% 10/15/23	10,404	11,839
Pool #352021 7.000% 11/15/23	14,127	16,086

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #371967 7.000% 11/15/23	$1,267	$1,445
Pool #591581 7.000% 8/15/32	16,522	19,198
Pool #307818 7.250% 6/20/21	65,068	73,093
Pool #326248 7.250% 3/20/22	28,081	31,899
Pool #326261 7.250% 4/20/22	43,225	48,894
Pool #326278 7.250% 5/20/22	94,491	107,566
Pool #205884 7.500% 5/15/17	31,902	34,955
Pool #213760 7.500% 6/15/17	15,069	16,436
Government National Mortgage Association TBA Pool #466 3.000% 2/01/42 (f)	1,000,000	1,038,828
Pool # 3143 3.500% 10/01/41 (f)	1,000,000	1,069,688
Pool #3736 4.000% 8/01/40 (f)	2,000,000	2,184,531
Pool #13290 5.000% 5/01/38 (f)	900,000	990,422
Pool #16518 5.500% 2/01/36 (f)	1,000,000	1,109,453
Pool #20432 6.000% 11/01/35 (f)	900,000	1,009,898

		67,470,582

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $67,467,264)		67,781,311

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bonds & Notes — 6.3%
U.S. Treasury Bond 3.125% 11/15/41	3,325,000	3,572,645
U.S. Treasury Bond 3.500% 2/15/39	230,000	266,232
U.S. Treasury Bond 4.375% 5/15/40	637,000	849,271
U.S. Treasury Bond 5.375% 2/15/31	2,170,000	3,159,956
U.S. Treasury Note 0.250% 12/15/14	9,860,000	9,834,425
U.S. Treasury Note 0.250% 5/15/15	4,900,000	4,878,677
U.S. Treasury Note 1.500% 8/31/18	2,420,000	2,496,930

	Principal Amount	Value
U.S. Treasury Note (g) 1.875% 9/30/17	$7,740,000	$8,165,096
U.S. Treasury Note 2.125% 8/15/21	3,290,000	3,457,841
U.S. Treasury Note 2.500% 3/31/13	965,000	981,424

		37,662,497

TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,319,557)		37,662,497

TOTAL BONDS & NOTES (Cost $207,546,153)		213,736,458

TOTAL LONG-TERM INVESTMENTS (Cost $465,307,052)		585,442,272

SHORT-TERM INVESTMENTS — 11.4%
Commercial Paper — 10.8%
ABB Treasury Center USA, Inc. (b) 0.497% 7/02/12	2,600,000	2,599,929
ABB Treasury Center USA, Inc. (b) 0.527% 8/08/12	2,973,000	2,971,325
AGL Capital Corp. (b) 0.405% 7/10/12	3,710,000	3,709,588
British Aerospace Public Ltd. Co. (b) 0.568% 7/26/12	5,000,000	4,997,978
Centrica PLC (b) 0.670% 8/01/12	5,000,000	4,997,022
DCP Midstream LLC (b) 0.487% 8/07/12	3,229,000	3,227,364
Ensco PLC (b) 0.415% 7/05/12	5,500,000	5,499,687
FMC Tech, Inc. (b) 0.476% 7/06/12	3,951,000	3,950,691
Glencore Funding LLC 0.710% 8/15/12	2,208,000	2,205,997
Holcim US Finance Sarl & Cie (b) 0.578% 8/30/12	925,000	924,107
Holcim US Finance Sarl & Cie (b) 0.619% 9/12/12	4,000,000	3,994,984
NextEra Energy Capital Holdings, Inc. (b) 0.466% 8/09/12	563,000	562,712
ONEOK, Inc. (b) 0.456% 7/19/12	3,019,000	3,018,283
ONEOK, Inc. (b) 0.456% 7/24/12	610,000	609,817
Talisman Energy, Inc. (b) 0.652% 7/10/12	5,000,000	4,999,097

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco Electronics Group SA (b) 0.405% 7/02/12	$2,095,000	$2,094,953
VF Corp. (b) 0.538% 9/05/12	4,251,000	4,246,807
Volvo Group Treasury (b) 0.537% 7/02/12	5,000,000	4,999,853
Weatherford International Ltd. (b) 0.425% 7/09/12	3,725,000	3,724,609
Westar Energy, Inc. (b) 0.466% 7/23/12	520,000	519,847
Xstrata Finance Canada Ltd. (b) 0.456% 7/05/12	1,473,000	1,472,908

		65,327,558

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (h)	162,094	162,094

Time Deposits — 0.6%
Euro Time Deposit 0.010% 7/02/12	3,760,198	3,760,198

TOTAL SHORT-TERM INVESTMENTS (Cost $69,249,850)		69,249,850

TOTAL INVESTMENTS — 108.6% (Cost $534,556,902) (i)		654,692,122

Other Assets/(Liabilities) — (8.6)%		(51,829,419)

NET ASSETS — 100.0%		$602,862,703

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $85,380,795 or 14.16% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2012, these securities amounted to a value of $295,500 or 0.05% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2012, these securities amounted to a value of $78 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At June 30, 2012, these securities amounted to a value of $698,820 or 0.12% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $162,094. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $165,600.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Advertising — 0.4%
Omnicom Group, Inc.	58,161	$2,826,625

Aerospace & Defense — 0.5%
Northrop Grumman Corp.	60,370	3,851,002

Auto Manufacturers — 1.7%
Ford Motor Co.	686,560	6,584,110
General Motors Co. (a)	107,146	2,112,919
Navistar International Corp. (a)	127,080	3,605,260

		12,302,289

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	131,560	1,553,724

Banks — 9.6%
Bank of America Corp.	289,102	2,364,854
Fifth Third Bancorp	263,036	3,524,682
M&T Bank Corp.	129,030	10,654,007
PNC Financial Services Group, Inc.	185,854	11,357,538
State Street Corp.	96,037	4,287,092
SunTrust Banks, Inc.	362,760	8,789,675
U.S. Bancorp	241,324	7,760,980
Wells Fargo & Co.	636,639	21,289,208

		70,028,036

Beverages — 5.6%
The Coca-Cola Co.	231,160	18,074,400
Coca-Cola Enterprises, Inc.	136,023	3,814,085
Molson Coors Brewing Co. Class B	244,470	10,172,397
PepsiCo, Inc.	131,305	9,278,011

		41,338,893

Chemicals — 2.0%
Air Products & Chemicals, Inc.	29,698	2,397,520
Celanese Corp. Series A	64,570	2,235,413
The Mosaic Co.	181,160	9,920,322

		14,553,255

Coal — 0.2%
CONSOL Energy, Inc.	46,801	1,415,262

Commercial Services — 1.8%
AerCap Holdings NV (a)	696,426	7,855,685
Quanta Services, Inc. (a)	210,110	5,057,348

		12,913,033

Computers — 0.4%
Apple, Inc. (a)	5,225	3,051,400

Diversified Financial — 7.7%
Ameriprise Financial, Inc.	68,473	3,578,399
BlackRock, Inc.	62,660	10,640,921
Citigroup, Inc.	565,457	15,499,177

	Number of Shares	Value
Discover Financial Services	122,503	$4,236,154
The Goldman Sachs Group, Inc.	147,570	14,146,060
JP Morgan Chase & Co.	169,826	6,067,883
Legg Mason, Inc.	93,998	2,478,727

		56,647,321

Electric — 5.5%
American Electric Power Co., Inc.	146,220	5,834,178
Calpine Corp. (a)	207,583	3,427,195
Edison International	339,674	15,692,939
Exelon Corp.	77,350	2,909,907
GenOn Energy, Inc. (a)	3,020,840	5,165,637
PPL Corp.	99,446	2,765,593
Public Service Enterprise Group, Inc.	134,230	4,362,475

		40,157,924

Electronics — 1.3%
TE Connectivity Ltd.	295,830	9,439,935

Foods — 0.4%
Unilever NV NY Shares	94,352	3,146,639

Forest Products & Paper — 0.9%
Rock-Tenn Co. Class A	127,600	6,960,580

Gas — 0.4%
NiSource, Inc.	110,630	2,738,092

Hand & Machine Tools — 0.5%
Stanley Black & Decker, Inc.	51,657	3,324,644

Health Care – Products — 1.8%
Baxter International, Inc.	181,515	9,647,522
Covidien PLC	67,243	3,597,501

		13,245,023

Health Care – Services — 5.5%
HCA Holdings, Inc.	87,861	2,673,610
Humana, Inc.	234,890	18,189,882
UnitedHealth Group, Inc.	332,648	19,459,908

		40,323,400

Household Products — 0.8%
Church & Dwight Co., Inc.	110,630	6,136,646

Insurance — 4.2%
ACE Ltd.	160,160	11,872,661
Marsh & McLennan Cos., Inc.	134,900	4,347,827
MetLife, Inc.	113,628	3,505,424
The Travelers Cos., Inc.	136,680	8,725,651
Unum Group	135,663	2,595,233

		31,046,796

Internet — 1.3%
AOL, Inc. (a)	76,790	2,156,263
eBay, Inc. (a)	75,620	3,176,796
Google, Inc. Class A (a)	2,038	1,182,183
Liberty Interactive Corp. Class A (a)	173,405	3,084,875

		9,600,117

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.4%
Eaton Corp.	66,718	$2,644,034

Manufacturing — 5.2%
Cooper Industries PLC	50,903	3,470,567
General Electric Co.	238,899	4,978,655
Honeywell International, Inc.	355,803	19,868,040
Tyco International Ltd.	183,090	9,676,306

		37,993,568

Media — 3.8%
CBS Corp. Class B (Non-Voting)	74,218	2,432,866
Comcast Corp. Class A	553,303	17,689,097
DIRECTV Class A (a)	46,257	2,258,267
Viacom, Inc. Class B	121,157	5,696,802

		28,077,032

Mining — 0.3%
Vulcan Materials Co.	47,975	1,905,087

Oil & Gas — 9.9%
Apache Corp.	48,270	4,242,450
Chevron Corp.	291,271	30,729,091
EOG Resources, Inc.	28,760	2,591,564
Exxon Mobil Corp.	269,853	23,091,321
Hess Corp.	68,112	2,959,466
Noble Energy, Inc.	46,134	3,913,086
SM Energy Co.	27,058	1,328,818
Valero Energy Corp.	143,290	3,460,454

		72,316,250

Oil & Gas Services — 1.9%
Baker Hughes, Inc.	179,750	7,387,725
Schlumberger Ltd.	52,834	3,429,455
Transocean Ltd.	65,719	2,939,611

		13,756,791

Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	56,847	2,043,650
Forest Laboratories, Inc. (a)	87,316	3,055,187
Merck & Co., Inc.	535,271	22,347,564
Pfizer, Inc.	670,544	15,422,512
Sanofi ADR (France)	103,140	3,896,629
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	182,630	7,202,927

		53,968,469

Real Estate Investment Trusts (REITS) — 0.5%
Weyerhaeuser Co.	158,527	3,544,664

Retail — 3.2%
CVS Caremark Corp.	89,725	4,192,849
The Talbots, Inc. (a)	158,530	399,496
Target Corp.	319,422	18,587,166

		23,179,511

Semiconductors — 2.2%
Analog Devices, Inc.	133,230	5,018,774

	Number of Shares	Value
Applied Materials, Inc.	172,565	$1,977,595
Texas Instruments, Inc.	106,959	3,068,654
Xilinx, Inc.	179,460	6,024,472

		16,089,495

Software — 1.0%
Microsoft Corp.	97,274	2,975,612
Oracle Corp.	142,779	4,240,536

		7,216,148

Telecommunications — 7.4%
AT&T, Inc.	339,646	12,111,776
CenturyLink, Inc.	95,874	3,786,064
Cisco Systems, Inc.	660,738	11,344,872
Juniper Networks, Inc. (a)	807,450	13,169,510
Motorola Solutions, Inc.	70,666	3,399,741
Verizon Communications, Inc.	136,900	6,083,836
Vodafone Group PLC Sponsored ADR (United Kingdom)	139,706	3,936,915

		53,832,714

Textiles — 1.5%
Mohawk Industries, Inc. (a)	157,700	11,012,191

Transportation — 0.8%
Norfolk Southern Corp.	52,001	3,732,112
United Continental Holdings, Inc. (a)	96,130	2,338,843

		6,070,955

TOTAL COMMON STOCK (Cost $653,104,095)		718,207,545

TOTAL EQUITIES (Cost $653,104,095)		718,207,545

	Units
PURCHASED OPTIONS — 0.0%
Health Care – Services — 0.0%
Humana, Inc., Put, Expires 8/18/12, Strike 67.50	351	17,550
Humana, Inc., Put, Expires 7/21/12, Strike 72.50	340	10,200
UnitedHealth Group, Inc., Put, Expires 8/18/12, Strike 52.50	558	33,480
UnitedHealth Group, Inc., Put, Expires 7/21/12, Strike 55.00	558	25,110

		86,340

TOTAL PURCHASED OPTIONS (Cost $180,048)		86,340

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

		Value
TOTAL LONG-TERM INVESTMENTS (Cost $653,284,143)		$718,293,885

	Principal Amount

SHORT-TERM INVESTMENTS — 4.5%
Repurchase Agreement — 4.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (b)	$32,717,964	32,717,964

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/02/12	330,111	330,111

TOTAL SHORT-TERM INVESTMENTS (Cost $33,048,075)		33,048,075

TOTAL INVESTMENTS — 102.7% (Cost $686,332,218) (c)		751,341,960

Other Assets/(Liabilities) — (2.7)%		(19,716,516)

NET ASSETS — 100.0%		$731,625,444

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $32,717,991. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 3.500%, maturity dates ranging from 12/01/26 – 11/25/38, and an aggregate market value, including accrued interest, of $33,374,832.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 98.9%

CORPORATE DEBT — 33.8%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$1,365,000	$1,539,414
WPP Finance 4.750% 11/21/21	763,000	800,651

		2,340,065

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	783,604
Goodrich Corp. 6.125% 3/01/19	250,000	307,996
L-3 Communications Corp. 4.750% 7/15/20	100,000	106,662
L-3 Communications Corp. 6.375% 10/15/15	1,099,000	1,123,041
United Technologies Corp. 6.125% 7/15/38	350,000	455,569

		2,776,872

Agriculture — 0.2%
Altria Group, Inc. 9.700% 11/10/18	330,000	456,643
Altria Group, Inc. 9.950% 11/10/38	170,000	270,312
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,202,658
Philip Morris International, Inc. 6.375% 5/16/38	160,000	214,044

		2,143,657

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	147,915	48,072

Auto Manufacturers — 0.1%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	926,137

Banks — 2.0%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,498,472
Bank of America Corp. 3.625% 3/17/16	925,000	929,233
Bank of America Corp. 4.500% 4/01/15	700,000	721,534
Bank of America Corp. 5.750% 12/01/17	780,000	832,413
Bank of America Corp. 5.875% 2/07/42	470,000	514,829
Bank of America Corp. Series L 5.650% 5/01/18	460,000	491,875

	Principal Amount	Value
Barclays Bank PLC 5.000% 9/22/16	$200,000	$217,192
Barclays Bank PLC 6.750% 5/22/19	640,000	746,589
Capital One Financial Corp. 2.125% 7/15/14	550,000	554,682
Capital One Financial Corp. 7.375% 5/23/14	455,000	499,825
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,466,496
Credit Suisse New York 5.500% 5/01/14	400,000	424,058
Deutsche Bank AG 3.250% 1/11/16	45,000	46,312
Export-Import Bank of Korea 4.000% 1/11/17	650,000	693,430
First Horizon National Corp. 5.375% 12/15/15	1,300,000	1,371,765
HSBC Holdings PLC 6.500% 9/15/37	570,000	632,405
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	891,918
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,115,000	1,141,772
Regions Financial Corp. 7.750% 11/10/14	2,000,000	2,160,000
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	720,000	740,261
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,037,184
UBS AG 5.750% 4/25/18	1,095,000	1,212,993
Wachovia Bank NA 5.850% 2/01/37	25,000	28,934
Wachovia Bank NA 6.600% 1/15/38	325,000	410,163
Wachovia Corp. 5.750% 6/15/17	910,000	1,059,578
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,181,612
Wells Fargo & Co. 4.600% 4/01/21	210,000	234,284

		21,739,809

Beverages — 0.2%
Anheuser-Busch Cos. LLC 6.500% 2/01/43	125,000	168,963
Molson Coors Brewing Co. 5.000% 5/01/42	400,000	432,149
Pernod-Ricard SA (a) 2.950% 1/15/17	1,400,000	1,417,144

		2,018,256

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Biotechnology — 0.2%
Amgen, Inc. 3.875% 11/15/21	$1,400,000	$1,478,201
Amgen, Inc. 5.150% 11/15/41	950,000	991,719

		2,469,920

Building Materials — 0.8%
CRH America, Inc. 8.125% 7/15/18	95,000	113,163
Lafarge North America, Inc. 6.875% 7/15/13	2,640,000	2,758,800
Lafarge SA (a) 6.200% 7/09/15	2,300,000	2,450,811
Masco Corp. 4.800% 6/15/15	1,875,000	1,926,516
Masco Corp. 7.125% 8/15/13	840,000	881,844
Owens Corning, Inc. 9.000% 6/15/19	590,000	735,641

		8,866,775

Chemicals — 1.0%
Ashland, Inc. 9.125% 6/01/17	1,327,000	1,459,700
Braskem Finance Ltd. (a) 5.750% 4/15/21	975,000	1,001,812
Cabot Corp. 5.000% 10/01/16	2,215,000	2,465,481
Cytec Industries, Inc. 8.950% 7/01/17	250,000	310,566
The Dow Chemical Co. 8.550% 5/15/19	250,000	332,519
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	142,911
Ecolab, Inc. 4.350% 12/08/21	375,000	415,637
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,300,000	1,337,517
Methanex Corp. 5.250% 3/01/22	350,000	363,128
RPM International, Inc. 6.250% 12/15/13	2,310,000	2,445,112
Valspar Corp. 7.250% 6/15/19	315,000	379,923

		10,654,306

Commercial Services — 0.1%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,055,223
Deluxe Corp. 7.375% 6/01/15	120,000	121,800
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	255,000

	Principal Amount	Value
ERAC USA Finance Co. (a) 6.700% 6/01/34	$125,000	$143,484

		1,575,507

Computers — 0.2%
Brocade Communications Systems, Inc. 6.625% 1/15/18	160,000	167,600
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	86,600
Electronic Data Systems LLC 7.450% 10/15/29	300,000	370,930
Hewlett-Packard Co. 5.500% 3/01/18	750,000	848,461
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	377,811
International Business Machines Corp. 5.600% 11/30/39	600,000	782,020

		2,633,422

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	234,737

Diversified Financial — 4.5%
American Express Co. 6.150% 8/28/17	295,000	349,494
American Express Co. 7.250% 5/20/14	325,000	360,402
American Express Co. 8.125% 5/20/19	810,000	1,078,598
BlackRock, Inc. 5.000% 12/10/19	580,000	662,963
BlackRock, Inc. 6.250% 9/15/17	295,000	357,187
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,668,929
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,188,656
Citigroup, Inc. 5.500% 10/15/14	610,000	645,849
Citigroup, Inc. 5.875% 5/29/37	490,000	533,908
Citigroup, Inc. 5.875% 1/30/42	475,000	518,779
Citigroup, Inc. 6.375% 8/12/14	1,000,000	1,070,442
Citigroup, Inc. 8.500% 5/22/19	575,000	710,143
Eaton Vance Corp. 6.500% 10/02/17	905,000	1,033,885
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,114,652
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,345,000	1,361,537

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC 2.750% 5/15/15	$1,500,000	$1,512,171
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,243,114
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,462,336
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,504,581
General Electric Capital Corp. 3.350% 10/17/16	555,000	584,641
General Electric Capital Corp. 5.300% 2/11/21	1,300,000	1,459,097
General Electric Capital Corp. 5.375% 10/20/16	590,000	667,303
General Electric Capital Corp. 5.500% 1/08/20	115,000	131,622
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,341,737
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	899,876
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	380,042
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	977,952
The Goldman Sachs Group, Inc. 5.450% 11/01/12	3,360,000	3,408,730
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,022,679
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,002,824
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	344,017
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	316,861
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	338,118
Hyundai Capital America (a) 4.000% 6/08/17	575,000	594,914
International Lease Finance Corp. 5.625% 9/20/13	390,000	399,263
Janus Capital Group, Inc. 6.700% 6/15/17	1,750,000	1,877,178
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,036,685
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,023,357
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,824,311
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,275,345
JP Morgan Chase Capital XXV Series Y 6.800% 10/01/37	400,000	399,998

	Principal Amount	Value
Lazard Group LLC 6.850% 6/15/17	$450,000	$493,871
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,452,360
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,595,000	1,627,072
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	456,262
Morgan Stanley 3.800% 4/29/16	600,000	581,281
Morgan Stanley 4.200% 11/20/14	1,765,000	1,762,322
Morgan Stanley 5.450% 1/09/17	330,000	333,264
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,045,568
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	224,593
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	311,846

		49,972,615

Electric — 2.6%
The AES Corp. 7.750% 10/15/15	700,000	785,750
Ameren Corp. 8.875% 5/15/14	2,190,000	2,439,417
CMS Energy Corp. 2.750% 5/15/14	3,830,000	3,849,813
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,336,122
CMS Energy Corp. 6.875% 12/15/15	235,000	260,085
EDP Finance BV (a) 5.375% 11/02/12	6,326,000	6,338,019
Exelon Generation Co. LLC 5.200% 10/01/19	785,000	858,613
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	909,927
Florida Power & Light Co. 4.950% 6/01/35	630,000	739,391
Georgia Power Co. 4.300% 3/15/42	993,000	1,034,371
Kansas Gas & Electric Co. 5.647% 3/29/21	283,233	309,803
Kiowa Power Partners LLC (a) 4.811% 12/30/13	93,394	94,414
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,183,470
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,364,375
Nevada Power Co. Series N 6.650% 4/01/36	550,000	740,348

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NiSource Finance Corp. 5.800% 2/01/42	$950,000	$1,049,112
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	71,716
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	630,826
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	674,913
Southern California Edison Co. 5.950% 2/01/38	545,000	718,699
Tenaska Oklahoma (a) 6.528% 12/30/14	167,719	164,948
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	278,628	305,791
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	643,901
Union Electric Co. 6.700% 2/01/19	505,000	635,941
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	871,293
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	444,015

		28,455,073

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	600,000	624,000
Energizer Holdings, Inc. 4.700% 5/24/22	1,375,000	1,434,624

		2,058,624

Electronics — 0.5%
Amphenol Corp. 4.000% 2/01/22	475,000	483,899
Amphenol Corp. 4.750% 11/15/14	1,095,000	1,178,135
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	794,852
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,133,410
PerkinElmer, Inc. 5.000% 11/15/21	600,000	644,011

		5,234,307

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/15	1,135,000	1,141,351

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	550,000	593,621

	Principal Amount	Value
Peninsula Gaming LLC 8.375% 8/15/15	$1,085,000	$1,141,962

		1,735,583

Environmental Controls — 0.2%
Republic Services, Inc. 3.800% 5/15/18	595,000	636,545
Republic Services, Inc. 5.250% 11/15/21	100,000	114,809
Waste Management, Inc. 6.100% 3/15/18	90,000	106,825
Xylem, Inc. (a) 3.550% 9/20/16	800,000	842,472
Xylem, Inc. (a) 4.875% 10/01/21	375,000	414,761

		2,115,412

Foods — 0.5%
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	569,963
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,051,921
General Mills, Inc. 5.400% 6/15/40	70,000	83,001
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,197,798
Kraft Foods, Inc. 6.500% 2/09/40	375,000	481,721
Ralcorp Holdings, Inc. 4.950% 8/15/20	600,000	628,115
Ralcorp Holdings, Inc. 6.625% 8/15/39	1,100,000	1,131,995
Tyson Foods, Inc. 4.500% 6/15/22	850,000	875,500

		6,020,014

Forest Products & Paper — 0.3%
International Paper Co. 4.750% 2/15/22	425,000	463,904
International Paper Co. 7.300% 11/15/39	765,000	955,115
International Paper Co. 9.375% 5/15/19	200,000	268,493
The Mead Corp. 7.550% 3/01/47	1,000,000	1,056,650
Rock-Tenn Co. 5.625% 3/15/13	120,000	122,550

		2,866,712

Gas — 0.0%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	475,141

Health Care – Products — 0.4%
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,823,718

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Boston Scientific Corp. 6.000% 1/15/20	$650,000	$775,206
Johnson & Johnson 5.850% 7/15/38	175,000	242,748

		3,841,672

Health Care – Services — 1.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	1,400,000	1,449,000
Cigna Corp. 2.750% 11/15/16	800,000	824,218
Cigna Corp. 5.125% 6/15/20	450,000	497,696
HCA, Inc. 8.500% 4/15/19	5,130,000	5,745,600
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	389,116
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	211,453
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	996,873
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,612,539
WellPoint, Inc. 4.350% 8/15/20	1,185,000	1,302,970

		13,029,465

Holding Company – Diversified — 0.6%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	819,911
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,766,100
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a) 7.750% 10/15/16	3,810,000	4,010,025

		6,596,036

Home Builders — 0.2%
Pulte Group, Inc. 6.250% 2/15/13	1,940,000	1,978,800
Toll Brothers Finance Corp. 4.950% 3/15/14	550,000	571,772

		2,550,572

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	220,000	244,936

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	681,409

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	670,000	672,022

	Principal Amount	Value
Toro Co. 7.800% 6/15/27	$235,000	$278,667

		950,689

Insurance — 0.9%
Aflac, Inc. 8.500% 5/15/19	285,000	372,042
The Allstate Corp. 5.550% 5/09/35	630,000	731,994
The Allstate Corp. 7.450% 5/16/19	90,000	115,252
American International Group, Inc. 3.000% 3/20/15	1,200,000	1,206,064
American International Group, Inc. 3.650% 1/15/14	225,000	229,820
CNA Financial Corp. 7.350% 11/15/19	670,000	792,622
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	225,000	225,933
The Hartford Financial Services Group, Inc. 5.375% 3/15/17	325,000	345,636
Lincoln National Corp. 4.300% 6/15/15	425,000	447,769
Lincoln National Corp. 8.750% 7/01/19	670,000	843,717
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	925,541
MetLife, Inc., Series A 6.817% 8/15/18	145,000	176,855
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	375,893
Prudential Financial, Inc. 3.875% 1/14/15	615,000	643,967
Prudential Financial, Inc. 4.500% 11/15/20	475,000	503,498
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,313,467
Prudential Financial, Inc. 6.200% 11/15/40	350,000	381,912
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	712,392

		10,344,374

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,250,000	1,439,589

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	268,094

Iron & Steel — 1.0%
Allegheny Technologies, Inc. 5.950% 1/15/21	650,000	718,068

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Allegheny Technologies, Inc. 9.375% 6/01/19	$220,000	$279,954
ArcelorMittal 3.750% 8/05/15	3,850,000	3,871,337
ArcelorMittal 5.250% 8/05/20	1,200,000	1,150,358
ArcelorMittal 9.000% 2/15/15	2,010,000	2,258,932
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,050,986
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,115,037

		11,444,672

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,133,117
Marriott International, Inc. 5.810% 11/10/15	300,000	335,537
Marriott International, Inc. 6.200% 6/15/16	945,000	1,074,743
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	348,168
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,674
Wynn Las Vegas LLC 7.750% 8/15/20	750,000	830,625

		3,728,864

Manufacturing — 0.8%
Cooper US, Inc. 6.100% 7/01/17	535,000	630,275
General Electric Co. 5.250% 12/06/17	335,000	391,194
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	377,553
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	670,606
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	621,743
Textron, Inc. 6.200% 3/15/15	1,050,000	1,153,922
Textron, Inc. 7.250% 10/01/19	730,000	859,200
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	2,119,018
Tyco Electronics Group SA 7.125% 10/01/37	335,000	453,870
Tyco International Finance SA 8.500% 1/15/19	330,000	451,913
Tyco International Group SA 6.875% 1/15/21	510,000	679,939

		8,409,233

	Principal Amount	Value
Media — 1.2%
BSKYB Finance PLC (a) 5.625% 10/15/15	$1,415,000	$1,583,889
CBS Corp. 7.875% 7/30/30	315,000	404,788
Comcast Corp. 6.400% 5/15/38	190,000	231,612
Comcast Corp. 6.950% 8/15/37	515,000	661,474
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,352,000
Grupo Televisa SAB 6.625% 1/15/40	109,000	132,756
NBCUniversal Media LLC 6.400% 4/30/40	65,000	79,409
News America, Inc. 6.900% 8/15/39	420,000	501,847
News America, Inc. 8.000% 10/17/16	1,500,000	1,843,272
Scholastic Corp. 5.000% 4/15/13	1,680,000	1,701,000
Time Warner Cable, Inc. 4.000% 9/01/21	550,000	577,969
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,200,495
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	98,002
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	432,112
Time Warner, Inc. 4.700% 1/15/21	650,000	724,312
Time Warner, Inc. 5.875% 11/15/16	710,000	831,431
Time Warner, Inc. 6.100% 7/15/40	650,000	747,758
Time Warner, Inc. 6.250% 3/29/41	210,000	244,182
Viacom, Inc. 6.250% 4/30/16	265,000	308,961

		13,657,269

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	875,000	949,433

Mining — 0.5%
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,100,000	1,128,770
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,084,477
Teck Resources Ltd. 10.750% 5/15/19	273,000	328,283
Vale Overseas Ltd. 5.625% 9/15/19	200,000	221,714

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vale Overseas Ltd. 6.250% 1/11/16	$770,000	$861,692
Vale Overseas Ltd. 6.250% 1/23/17	380,000	432,171
Vale Overseas Ltd. 6.875% 11/10/39	335,000	391,406
Vulcan Materials Co. 6.500% 12/01/16	540,000	568,350
Xstrata Canada Financial Corp. (a) 2.850% 11/10/14	1,000,000	1,019,011

		6,035,874

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	475,000	503,621
Xerox Corp. 5.625% 12/15/19	85,000	95,796

		599,417

Office Furnishings — 0.2%
Steelcase, Inc. 6.375% 2/15/21	1,600,000	1,696,120

Oil & Gas — 2.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,323,268
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	630,090
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	636,209
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	678,991
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	192,900
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	1,977,937
ConocoPhillips 6.500% 2/01/39	475,000	657,783
Devon Energy Corp. 5.600% 7/15/41	700,000	812,184
Devon Energy Corp. 6.300% 1/15/19	260,000	318,989
EQT Corp. 4.875% 11/15/21	500,000	510,717
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	958,295
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	826,188
Nexen, Inc. 7.500% 7/30/39	150,000	174,823
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	166,600
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	1,400,000	1,379,000

	Principal Amount	Value
Petrobras International Finance Co. 3.875% 1/27/16	$900,000	$929,196
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,083,160
Petrobras International Finance Co. 6.750% 1/27/41	425,000	498,518
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,344,700
Phillips 66 (a) 4.300% 4/01/22	500,000	525,983
Phillips 66 (a) 5.875% 5/01/42	450,000	484,419
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,278,193
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,299,158
Rowan Cos., Inc. 5.000% 9/01/17	690,000	742,756
Shell International Finance BV 5.500% 3/25/40	325,000	422,029
Talisman Energy, Inc. 5.500% 5/15/42	600,000	616,303
Talisman Energy, Inc. 7.750% 6/01/19	545,000	668,704
Tesoro Corp. 6.500% 6/01/17	275,000	282,563
Transocean, Inc. 5.050% 12/15/16	900,000	976,180
Valero Energy Corp. 6.125% 2/01/20	800,000	923,646

		24,319,482

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	935,220
Weatherford International Ltd. 4.500% 4/15/22	650,000	666,188
Weatherford International Ltd. 5.950% 4/15/42	475,000	499,654

		2,101,062

Packaging & Containers — 0.4%
Bemis Co., Inc. 6.800% 8/01/19	840,000	1,008,811
Sealed Air Corp. (a) 5.625% 7/15/13	1,260,000	1,300,950
Sealed Air Corp. 7.875% 6/15/17	1,050,000	1,134,000
Sonoco Products Co. 4.375% 11/01/21	475,000	501,013

		3,944,774

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.7%
Abbott Laboratories 5.600% 11/30/17	$380,000	$459,439
McKesson Corp. 4.750% 3/01/21	600,000	688,366
McKesson Corp. 6.000% 3/01/41	550,000	724,393
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,148,784
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	729,090
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,933,166
Merck & Co., Inc. 5.850% 6/30/39	180,000	244,303
Mylan, Inc. (a) 7.625% 7/15/17	550,000	605,000
Pfizer, Inc. 7.200% 3/15/39	395,000	599,703
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	513,268
Wyeth 6.000% 2/15/36	360,000	470,838

		8,116,350

Pipelines — 1.7%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	219,676
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	518,539
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	512,235
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,374
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,092,354
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,346,333
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,716,807
Enterprise Products Operating LP 3.200% 2/01/16	450,000	471,364
Enterprise Products Operating LP 5.950% 2/01/41	1,100,000	1,243,945
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	204,436
Kern River Funding Corp. (a) 4.893% 4/30/18	508,794	556,177
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	213,664
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	168,826

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.950% 1/15/38	$175,000	$206,963
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,808,000
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	671,004
ONEOK Partners LP 3.250% 2/01/16	450,000	472,139
ONEOK Partners LP 6.125% 2/01/41	440,000	496,134
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	2,030,000	2,085,825
Southern Natural Gas Co. (a) 5.900% 4/01/17	310,000	354,889
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	266,292
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	167,668
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	505,000	506,168
Williams Partners LP 5.250% 3/15/20	1,415,000	1,589,832

		18,934,644

Real Estate — 0.4%
AMB Property LP 4.500% 8/15/17	760,000	794,501
Colonial Realty LP 6.150% 4/15/13	565,000	579,362
Colonial Realty LP 6.250% 6/15/14	358,000	379,071
Post Apartment Homes LP 6.300% 6/01/13	448,000	462,976
ProLogis LP 5.625% 11/15/16	1,655,000	1,819,134
ProLogis LP 6.125% 12/01/16	82,000	91,884

		4,126,928

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp. 4.625% 4/01/15	2,700,000	2,857,942
Boston Properties LP 3.700% 11/15/18	475,000	496,326
Boston Properties LP 4.125% 5/15/21	580,000	609,199
Boston Properties LP 5.000% 6/01/15	170,000	184,705
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	819,270
DDR Corp. 4.625% 7/15/22	845,000	833,952
DDR Corp. 4.750% 4/15/18	1,000,000	1,037,195

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DDR Corp. 7.875% 9/01/20	$1,000,000	$1,195,710
ERP Operating LP 4.625% 12/15/21	375,000	407,315
Host Hotels & Resorts LP 9.000% 5/15/17	795,000	880,462
Mack-Cali Realty LP 4.500% 4/18/22	2,000,000	2,052,222
Mack-Cali Realty LP 7.750% 8/15/19	515,000	631,328
Simon Property Group LP 5.650% 2/01/20	140,000	163,310
UDR, Inc. 4.625% 1/10/22	900,000	953,228
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,358,779
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	478,287

		14,959,230

Retail — 0.7%
CVS Caremark Corp. 6.125% 9/15/39	560,000	696,058
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,386,918	1,537,454
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,532	11,840
The Home Depot, Inc. 5.950% 4/01/41	600,000	780,629
J.C. Penney Corp., Inc. 7.950% 4/01/17	135,000	135,000
McDonald’s Corp. 6.300% 10/15/37	400,000	560,121
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	618,133
QVC, Inc. (a) 5.125% 7/02/22	545,000	556,322
Target Corp. 7.000% 1/15/38	475,000	667,246
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	993,039
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	726,366

		7,282,208

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	800,000	898,888
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,235,185
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	112

		2,134,185

	Principal Amount	Value
Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	$1,000,000	$1,206,703

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	340,000	369,475

Telecommunications — 2.5%
America Movil SAB de CV 5.000% 3/30/20	500,000	567,822
America Movil SAB de CV 6.125% 3/30/40	525,000	646,181
American Tower Corp. 4.500% 1/15/18	1,375,000	1,453,394
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,443,000
AT&T, Inc. 6.550% 2/15/39	455,000	585,594
British Telecom PLC STEP 9.625% 12/15/30	495,000	744,446
CenturyLink, Inc. 5.500% 4/01/13	840,000	863,070
CenturyLink, Inc. 5.800% 3/15/22	1,200,000	1,194,606
CenturyLink, Inc. 6.150% 9/15/19	560,000	577,644
CenturyLink, Inc. 7.650% 3/15/42	1,200,000	1,164,673
Cisco Systems, Inc. 5.500% 1/15/40	345,000	427,088
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	659,316
Embarq Corp. 7.082% 6/01/16	780,000	892,743
Embarq Corp. 7.995% 6/01/36	145,000	151,466
Juniper Networks, Inc. 4.600% 3/15/21	450,000	481,928
Juniper Networks, Inc. 5.950% 3/15/41	700,000	805,760
Qwest Corp. 8.375% 5/01/16	2,960,000	3,504,311
Rogers Communications, Inc. 7.500% 8/15/38	50,000	71,541
Telecom Italia Capital 6.000% 9/30/34	115,000	88,263
Telecom Italia Capital 6.175% 6/18/14	910,000	916,825
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	701,936
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,072,772

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telefonica Emisiones SAU 5.462% 2/16/21	$475,000	$413,627
Verizon Communications, Inc. 7.350% 4/01/39	420,000	602,741
Verizon Communications, Inc. 8.750% 11/01/18	1,275,000	1,752,544
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	352,633
Virgin Media Finance PLC 9.500% 8/15/16	627,000	699,105
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,990,125
Windstream Corp. 8.125% 8/01/13	2,300,000	2,423,625

		27,248,779

Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,201,254
Bristow Group, Inc. 7.500% 9/15/17	1,060,000	1,099,750
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	883,236
Canadian National Railway Co. 5.850% 11/15/17	200,000	239,280
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,241,954
CSX Corp. 7.250% 5/01/27	50,000	63,435
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	444,402
Union Pacific Corp. 4.000% 2/01/21	500,000	549,839
Union Pacific Corp. 5.375% 6/01/33	520,000	606,274

		6,329,424

Trucking & Leasing — 0.5%
GATX Corp. 3.500% 7/15/16	875,000	897,466
GATX Corp. 4.750% 10/01/12	1,135,000	1,144,442
GATX Corp. 4.750% 5/15/15	315,000	337,564
GATX Corp. 4.750% 6/15/22	925,000	935,203
GATX Corp. 8.750% 5/15/14	1,145,000	1,290,958
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	1,200,000	1,207,176

		5,812,809

TOTAL CORPORATE DEBT (Cost $344,787,518)		371,856,138

	Principal Amount	Value

MUNICIPAL OBLIGATIONS — 0.7%
Access Group, Inc., Delaware VRN 0.779% 9/01/37	$820,000	$663,281
Colorado Bridge Enterprise BAB 6.078% 12/01/40	2,100,000	2,726,724
New York City Municipal Water Finance Authority 5.882% 6/15/44	105,000	137,405
State of California 5.950% 4/01/16	410,000	469,963
State of California BAB 7.550% 4/01/39	120,000	154,310
State of California BAB 7.600% 11/01/40	1,160,000	1,508,371
State of Illinois 5.365% 3/01/17	2,200,000	2,420,198

		8,080,252

TOTAL MUNICIPAL OBLIGATIONS (Cost $7,116,832)		8,080,252

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.0%
Automobile ABS — 0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.383% 8/20/13	3,081,667	3,069,681
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4, Class A3 FRN (a) 0.523% 7/20/12	275,000	274,969
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.991% 9/15/21	491,506	492,966
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.241% 12/15/20	305,416	305,839
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	340,206	341,025
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	1,200,000	1,219,359
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	371,707	371,459
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (a) 2.100% 9/15/14	1,630,000	1,633,113

		7,708,411

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 6.2%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.916% 2/10/51	$2,040,000	$2,338,689
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.394% 2/10/51	2,497,000	2,930,226
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,690,303
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,516,309
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	976,468
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	60,571	60,880
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	420,000	468,651
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,480,000	2,647,684
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	800,000	911,112
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	590,000	678,079
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,623,197
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.939% 9/11/38	1,650,000	1,792,962
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class A3 3.391% 5/15/45	1,350,000	1,373,203

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class AM 3.912% 5/15/45	$850,000	$843,734
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.811% 12/10/49	1,260,000	1,464,657
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.966% 6/10/46	950,000	983,746
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	1,713,049	1,786,487
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.593% 2/15/39	1,145,000	1,281,309
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.407% 2/15/41	1,385,000	627,794
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	1,008,535
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (a) 5.728% 11/10/46	1,375,000	1,394,641
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	800,000	820,289
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.070% 7/10/38	1,779,000	2,029,967
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	1,900,000	2,031,398
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	534,463
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (a) 5.827% 1/10/45	525,000	577,266
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	473,519
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	1,100,000	1,124,277

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.271% 6/15/45	$1,490,000	$1,521,309
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.801% 7/15/46	375,000	382,592
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 4.970% 6/15/45	925,000	944,386
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,387,849
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	1,040,000	1,152,230
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,753,567
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.092% 6/12/46	1,305,000	1,476,991
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,200,000	1,279,751
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,419,532
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	970,864
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,360,563
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.495% 6/15/44	600,000	598,327
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,395,365	1,437,577
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	880,000	1,043,646
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.620% 8/15/39	3,005,000	3,210,779

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.620% 8/15/39	$975,000	$1,027,285
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,470,000	1,570,337
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,355,749
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.051% 2/15/51	1,614,384	1,612,753
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	404,173	429,759
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	785,834
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	693,616
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	1,100,000	1,124,885
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.786% 6/15/45	1,200,000	1,227,469
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (a) 5.824% 11/15/44	500,000	553,662

		68,311,157

Home Equity ABS — 2.7%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.970% 1/25/35	1,350,000	1,003,707
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.515% 8/25/35	739,995	698,806
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.605% 7/25/35	556,641	523,159
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.615% 11/25/34	718,891	704,605
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.685% 6/25/35	1,117,923	1,063,315
Bear Stearns Asset Backed Securities Trust, Series 2006-EC2, Class A4 FRN 0.555% 2/25/36	952,299	931,282

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.625% 11/25/35	$289,806	$287,504
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.695% 9/25/35	625,045	601,667
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.345% 5/25/36	76,450	76,009
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.355% 7/25/36	387,616	376,355
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.655% 12/25/33	352,413	348,378
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.425% 4/25/36	334,904	330,788
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.475% 9/25/34	278,131	264,686
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.715% 12/25/35	950,000	877,840
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.735% 12/25/35	697,634	669,009
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.145% 2/25/35	541,680	504,501
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF7, Class M1 FRN 0.695% 7/25/35	1,650,000	1,486,482
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.485% 1/25/36	712,307	604,798
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.675% 4/25/35	644,413	542,713
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.355% 7/25/37	474,079	466,684
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.415% 8/25/36	659,837	587,721
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.425% 7/25/36	901,516	885,290
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.525% 8/25/45	381,852	371,879

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.795% 6/25/35	$2,026,450	$1,638,925
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.995% 2/25/35	752,468	731,044
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.040% 2/25/35	1,200,000	1,054,980
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.980% 6/28/35	1,994,042	1,796,969
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 1.010% 6/28/35	950,000	614,151
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.545% 6/25/35	2,088,395	2,051,748
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.695% 3/25/35	925,000	666,724
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	791	773
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.715% 5/25/35	468,100	447,641
Park Place Securities Inc, 2005-WCW1 A3D 0.585% 9/25/35	273,622	267,069
Park Place Securities, Inc., Series 2005-WHQ4, Class A2D FRN 0.615% 9/25/35	407,566	315,666
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.625% 8/25/35	1,120,788	1,077,751
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.745% 3/25/35	1,000,000	866,827
RAAC Series, Series 2005-RP1, Class M1 FRN (a) 0.795% 7/25/37	796,790	773,830
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.435% 3/25/36	718,402	696,546
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.495% 1/25/36	1,391,440	1,349,330
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.605% 8/25/35	470,996	436,324

		28,993,476

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other ABS — 1.7%
321 Henderson Receivables, LLC, Series 2010-2, Class A (a) 4.070% 1/15/48	$424,821	$440,936
Adams Outdoor Advertising LP, Series 2010-1, Class A (a) 5.438% 12/20/40	538,079	569,177
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	1,381,091	1,476,729
CLI Funding LLC, Series 2012-1A, Class A (a) 4.210% 6/18/27	400,000	399,952
CLI Funding LLC, Series 2011-1A, Class NOTE, (a) 4.500% 3/18/26	442,790	450,265
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	826,888	864,125
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	942,051	941,864
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.488% 6/02/17	1,425,000	1,420,682
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	1,030,000	1,029,846
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (d) 1.067% 6/20/14	1,175,000	864,330
NuCO2 Funding LLC, Series 2008-1, Class A1 (a) 7.250% 6/25/38	1,100,000	1,114,410
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.742% 10/17/16	1,100,000	1,106,434
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	781,251	786,061
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	919,125	950,657
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	575,363	590,788
TAL Advantage LLC, Series 2006-1A FRN (a) 0.376% 4/20/21	613,333	588,077
Textainer Marine Containers Ltd., Series 2012-1A, Class A (a) 4.210% 4/15/27	934,167	940,953

	Principal Amount	Value
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.642% 10/15/15	$737,000	$739,418
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	668,180	687,390
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (a) 6.024% 7/15/41	850,000	860,625
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.420% 11/26/21	1,755,625	1,668,250

		18,490,969

Student Loans ABS — 2.1%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.596% 8/25/26	568,797	545,507
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.470% 3/28/17	406,922	406,227
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	1,500,000	1,260,000
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.739% 6/15/43	1,250,000	1,193,750
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.741% 12/15/32	1,150,000	1,129,751
Education Funding Capital Trust I, Series 2003-3, Class A7, FRN 1.741% 12/15/42	725,000	683,576
Education Funding Capital Trust I, Series 2004-1, Class A5, ABS, FRN 1.741% 6/15/43	1,075,000	1,006,275
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.970% 6/15/43	650,000	565,500
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.567% 8/25/25	880,258	872,539
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.100% 3/25/42	800,000	695,304
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (a) 1.590% 11/26/46	1,250,000	1,115,584
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1.679% 1/01/44	150,000	128,011
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1.705% 1/01/44	150,000	128,011

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1.706% 1/01/44	$150,000	$128,011
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1.726% 1/01/44	150,000	128,011
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.285% 6/25/25	192,856	192,294
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.355% 3/25/26	1,198,160	1,184,132
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.045% 4/25/46	729,721	735,950
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 1.129% 3/22/32	325,000	283,884
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.213% 1/28/47	850,000	538,985
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.636% 7/15/36	1,250,000	1,159,005
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.766% 7/15/36	378,000	314,743
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.057% 3/15/38	837,760	650,274
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.700% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.728% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.728% 12/15/16	1,550,000	1,549,516
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.730% 12/15/16	1,150,000	1,149,641
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.735% 12/15/16	430,000	429,866
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.739% 3/15/28	700,000	672,977
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 2.739% 9/15/28	350,000	340,225
SLM Student Loan Trust, Series 2003-5, Class A7 2.739% 6/17/30	250,000	232,231

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.741% 9/15/28	$950,000	$915,436
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.370% 12/17/46	1,525,000	1,143,750
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.655% 10/28/28	384,415	382,520
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.575% 7/27/20	1,107,365	1,104,701

		23,266,093

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.838% 8/25/34	184,924	157,058
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	20,194	14,880
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.090% 2/25/34	35,218	29,630
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.722% 8/25/34	36,325	30,454
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.432% 1/19/38	731,210	436,908
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.605% 7/25/35	539,903	512,542
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.355% 5/25/37	680,004	303,798
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.704% 8/25/34	104,532	72,679
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.525% 6/25/36	253,650	253,248
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.495% 8/25/36	217,102	178,884
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	7,113	6,585
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.869% 2/25/34	11,407	10,669

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.749% 2/25/34	$507	$455
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	1,432,001	1,443,189
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	1,285,965	1,291,623
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.505% 7/25/35	493,146	467,788
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.425% 6/25/46	1,420,611	507,463
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.918% 3/25/34	68,223	57,422
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.547% 4/25/44	171,763	124,416

		5,899,691

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.495% 11/25/37	1,010,860	969,598
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.177% 6/25/32	52,066	40,039

		1,009,637

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $151,643,410)		153,679,434

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Brazilian Government International Bond 4.875% 1/22/21	425,000	491,513
Colombia Government International Bond 7.375% 3/18/19	725,000	947,937
Mexico Government International Bond 4.750% 3/08/44	1,955,000	2,106,512
Peruvian Government International Bond 6.550% 3/14/37	405,000	551,205
Poland Government International Bond 6.375% 7/15/19	690,000	812,710
Province of Quebec Canada 7.500% 9/15/29	390,000	599,615
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,612,847

	Principal Amount	Value
Republic of Brazil International Bond 5.875% 1/15/19	$876,000	$1,057,332
United Mexican States 5.125% 1/15/20	850,000	996,625
United Mexican States 6.750% 9/27/34	685,000	935,025

		10,111,321

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,726,333)		10,111,321

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 30.2%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	183,872	212,011
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	163,232	186,437

		398,448

Pass-Through Securities — 30.2%
Federal Home Loan Mortgage Corp. Pool #J13220 3.500% 10/01/20	14,077	14,876
Pool #J13349 3.500% 10/01/25	77,224	81,224
Pool #J13585 3.500% 11/01/25	94,194	99,073
Pool #J13604 3.500% 11/01/25	96,778	101,791
Pool #E02779 3.500% 12/01/25	1,374,890	1,446,105
Pool #J13972 3.500% 1/01/26	290,906	305,974
Pool #G18378 3.500% 2/01/26	236,473	248,721
Pool #J14888 3.500% 4/01/26	1,007,781	1,059,981
Pool #G18392 3.500% 6/01/26	473,323	497,840
Pool #J15655 3.500% 6/01/26	326,253	343,152
Pool #E02920 3.500% 6/01/26	2,793,217	2,937,897
Pool #E02935 3.500% 7/01/26	1,570,968	1,652,340
Pool #J16354 3.500% 8/01/26	1,278,322	1,344,535
Pool #Q04464 3.500% 11/01/41	164,901	173,036

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G08473 3.500% 1/01/42	$727,754	$763,658
Pool #G08477 3.500% 2/01/42	715,190	750,475
Pool #C03746 3.500% 2/01/42	180,698	189,613
Pool #Q05925 3.500% 2/01/42	132,306	138,834
Pool #Q06293 3.500% 2/01/42	100,544	105,504
Pool #Q06581 3.500% 3/01/42	2,509,254	2,633,442
Pool #Q06911 3.500% 3/01/42	3,310,700	3,474,036
Pool #Q06951 3.500% 3/01/42	1,785,369	1,873,731
Pool #J12840 4.000% 8/01/25	3,424,088	3,616,827
Pool #G14375 4.000% 7/01/26	3,481,699	3,677,680
Pool #G05256 4.000% 3/01/39	569,530	603,991
Pool #A93090 4.000% 7/01/40	1,511,444	1,602,898
Pool #A93990 4.000% 9/01/40	733,135	777,495
Pool #C03565 4.000% 12/01/40	6,160,388	6,533,139
Pool #A95563 4.000% 12/01/40	70,523	74,791
Pool #A96469 4.000% 1/01/41	2,102,255	2,229,458
Pool #A97165 4.000% 1/01/41	597,934	634,114
Pool #A96849 4.000% 2/01/41	2,106,383	2,233,836
Pool #A97294 4.000% 2/01/41	76,079	80,682
Pool #A96815 4.000% 2/01/41	204,499	216,873
Pool #G08459 4.000% 9/01/41	227,149	240,893
Pool #Q03310 4.000% 9/01/41	297,627	315,636
Pool #Q03085 4.000% 9/01/41	1,897,236	2,012,034
Pool #G06782 4.000% 10/01/41	540,751	573,471
Pool #C03755 4.000% 3/01/42	5,149,546	5,461,133
Pool #G08487 4.000% 4/01/42	696,667	743,393

	Principal Amount	Value
Pool #C91239 4.500% 3/01/29	$65,205	$69,782
Pool #C91251 4.500% 6/01/29	342,550	366,596
Pool #G08330 4.500% 1/01/39	13,870	14,796
Pool #A84097 4.500% 1/01/39	12,517	13,353
Pool #A84432 4.500% 2/01/39	414,013	441,652
Pool #A84277 4.500% 2/01/39	13,748	14,665
Pool #G05167 4.500% 2/01/39	407,263	434,451
Pool #A84315 4.500% 2/01/39	50,260	53,615
Pool #A84999 4.500% 3/01/39	1,095,799	1,176,829
Pool #A85612 4.500% 4/01/39	341,746	364,560
Pool #G05397 4.500% 4/01/39	1,473,616	1,571,991
Pool #G05447 4.500% 5/01/39	2,568,255	2,739,706
Pool #A86399 4.500% 5/01/39	297,075	316,907
Pool #A86521 4.500% 5/01/39	1,619,477	1,727,590
Pool #A88967 4.500% 9/01/39	301,428	321,551
Pool #G05695 4.500% 11/01/39	887,737	947,001
Pool #A90421 4.500% 12/01/39	179,298	191,267
Pool #A90764 4.500% 1/01/40	84,251	89,875
Pool #A90988 4.500% 2/01/40	757,779	808,366
Pool #A91518 4.500% 3/01/40	105,024	112,036
Pool #G05849 4.500% 5/01/40	673,647	718,618
Pool #A92240 4.500% 5/01/40	4,709,851	5,024,271
Pool #A92893 4.500% 7/01/40	284,286	303,264
Pool #A93451 4.500% 8/01/40	3,594,742	3,834,719
Pool #A93503 4.500% 8/01/40	2,913,491	3,107,989
Pool #C03517 4.500% 9/01/40	63,583	67,828

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #A96834 4.500% 2/01/41	$15,864	$16,923
Pool #A97046 4.500% 2/01/41	61,623	65,737
Pool #A97047 4.500% 2/01/41	167,340	178,512
Pool #Q00543 4.500% 5/01/41	58,016	61,943
Pool #Q01417 4.500% 6/01/41	1,061,866	1,133,749
Pool #G05253 5.000% 2/01/39	2,137,747	2,294,237
Pool #C90939 5.500% 12/01/25	169,626	184,494
Pool #D97258 5.500% 4/01/27	309,582	336,719
Pool #C91026 5.500% 4/01/27	358,205	389,604
Pool #C91074 5.500% 8/01/27	30,137	32,760
Pool #D97417 5.500% 10/01/27	239,805	260,675
Pool #C91128 5.500% 12/01/27	14,565	15,832
Pool #C91148 5.500% 1/01/28	648,017	704,415
Pool #C91176 5.500% 5/01/28	239,330	260,159
Pool #C91217 5.500% 11/01/28	132,856	144,418
Pool #E85389 6.000% 9/01/16	31,113	33,209
Pool #G11431 6.000% 2/01/18	28,476	30,577
Pool #E85301 6.500% 9/01/16	87,037	94,612
Pool #E85032 6.500% 9/01/16	14,079	15,174
Pool #E85409 6.500% 9/01/16	83,189	90,082
Pool #C01079 7.500% 10/01/30	6,253	7,296
Pool #C01135 7.500% 2/01/31	19,152	22,343
Pool #554904 9.000% 3/01/17	97	108
Federal Home Loan Mortgage Corp. TBA Pool #5759 4.000% 5/01/40 (e)	2,000,000	2,124,531
Federal National Mortgage Association Pool #725692 2.266% 10/01/33	466,580	489,854

	Principal Amount	Value
Pool #888586 2.340% 10/01/34	$490,799	$516,849
Pool #775539 2.651% 5/01/34	252,184	268,031
Pool #AE0639 3.000% 12/01/25	2,481,202	2,603,033
Pool #AJ4087 3.000% 10/01/26	23,043	24,160
Pool #AJ5336 3.000% 11/01/26	2,804,386	2,940,333
Pool #AB3900 3.000% 11/01/26	26,209	27,480
Pool #AJ8307 3.000% 12/01/26	2,245,073	2,353,907
Pool #AJ9580 3.000% 2/01/27	183,380	192,269
Pool #AK3818 3.000% 2/01/27	25,372	26,602
Pool #AL1382 3.000% 2/01/27	1,165,571	1,222,073
Pool #AK7740 3.000% 3/01/27	2,452,570	2,571,462
Pool #AK9467 3.000% 3/01/27	2,966,569	3,110,378
Pool #AK5238 3.000% 4/01/27	27,529	28,864
Pool #AK5866 3.000% 4/01/27	935,819	981,184
Pool #AK5904 3.000% 4/01/27	930,443	975,547
Pool #AK6881 3.000% 4/01/27	3,962,779	4,154,881
Pool #MA0504 3.500% 8/01/20	718,307	762,556
Pool #MA0629 3.500% 1/01/21	99,965	106,123
Pool #AH1402 3.500% 11/01/39	69,473	73,052
Pool #AE2617 3.500% 11/01/40	94,766	99,649
Pool #AH1334 3.500% 12/01/40	26,870	28,254
Pool #AE9386 3.500% 12/01/40	67,662	71,148
Pool #AH0200 3.500% 12/01/40	33,381	35,101
Pool #AE9704 3.500% 12/01/40	245,806	258,471
Pool #AH1977 3.500% 1/01/41	81,235	85,421
Pool #AH3159 3.500% 1/01/41	63,391	66,657

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH4290 3.500% 1/01/41	$137,541	$144,628
Pool #AE4584 3.500% 1/01/41	98,024	103,074
Pool #AH0030 3.500% 1/01/41	62,541	65,764
Pool #AE9334 3.500% 1/01/41	97,526	102,551
Pool #AH7604 3.500% 3/01/41	128,712	135,344
Pool #AE2188 3.500% 3/01/41	77,434	81,424
Pool #AH9150 3.500% 4/01/41	278,544	293,331
Pool #AH8412 3.500% 4/01/41	51,794	54,463
Pool #AI0556 3.500% 4/01/41	179,987	189,260
Pool #AO3498 3.500% 10/01/41	500,000	525,762
Pool #AK0103 3.500% 1/01/42	10,000,007	10,515,241
Pool #AK0593 3.500% 1/01/42	275,703	289,908
Pool #AO2977 3.500% 5/01/42	2,593,032	2,727,038
Pool #AO2979 3.500% 5/01/42	10,367,838	10,903,644
Pool #AO3028 3.500% 5/01/42	745,070	783,575
Pool #AO0414 3.500% 6/01/42	621,793	653,927
Pool #AO4385 3.500% 6/01/42	981,389	1,032,107
Pool #AO4137 3.500% 6/01/42	522,807	549,825
Pool #AO5385 3.500% 6/01/42	147,848	155,489
Pool #AO5705 3.500% 6/01/42	176,454	185,573
Pool #AO5953 3.500% 6/01/42	352,152	370,351
Pool #AO6047 3.500% 6/01/42	254,926	268,100
Pool #AO6770 3.500% 6/01/42	323,961	340,703
Pool #AB5473 3.500% 6/01/42	300,000	315,504
Pool #AO4290 3.500% 7/01/42	500,002	525,764
Pool #AO4288 3.500% 7/01/42	500,000	525,762

	Principal Amount	Value
Pool #AO7105 3.500% 7/01/42	$950,003	$999,099
Pool #AO6333 3.500% 7/01/42	323,546	340,216
Pool #MA1103 3.500% 7/01/42	600,000	631,008
Pool #254863 4.000% 8/01/13	8,360	8,885
Pool #255174 4.000% 3/01/14	33,261	35,350
Pool #AC2752 4.000% 8/01/39	68,176	72,511
Pool #AC8563 4.000% 1/01/40	695,607	739,843
Pool #AD3098 4.000% 4/01/40	22,374	23,797
Pool #AD7121 4.000% 7/01/40	297,520	316,440
Pool #AD8033 4.000% 8/01/40	87,624	93,196
Pool #AD9436 4.000% 8/01/40	22,854	24,307
Pool #MA0514 4.000% 9/01/40	647,631	688,816
Pool #AD9362 4.000% 9/01/40	68,590	72,952
Pool #AE4934 4.000% 9/01/40	145,153	154,384
Pool #AE4050 4.000% 10/01/40	106,971	113,773
Pool #AE5128 4.000% 10/01/40	171,240	182,130
Pool #MA0561 4.000% 11/01/40	496,251	527,809
Pool #AE7186 4.000% 11/01/40	551,768	586,857
Pool #AE8397 4.000% 11/01/40	249,567	265,438
Pool #AE9248 4.000% 11/01/40	62,764	66,756
Pool #AE5979 4.000% 11/01/40	90,104	97,017
Pool #AH0153 4.000% 12/01/40	491,651	522,917
Pool #AH1016 4.000% 12/01/40	289,430	307,836
Pool #AH1512 4.000% 12/01/40	157,792	167,827
Pool #941606 4.000% 12/01/40	711,574	756,825
Pool #AE2452 4.000% 12/01/40	218,856	232,774

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH1869 4.000% 12/01/40	$240,089	$255,357
Pool #MA0583 4.000% 12/01/40	47,420	50,435
Pool #AH1561 4.000% 12/01/40	100,225	106,599
Pool #AB1958 4.000% 12/01/40	357,930	380,692
Pool #AH1190 4.000% 1/01/41	592,836	630,537
Pool #AH0032 4.000% 1/01/41	509,441	541,839
Pool #AH3458 4.000% 1/01/41	178,563	189,919
Pool #AH6539 4.000% 2/01/41	122,285	132,431
Pool #AH6033 4.000% 2/01/41	371,880	395,529
Pool #AH8240 4.000% 3/01/41	623,981	663,662
Pool #AI6873 4.000% 8/01/41	701,562	746,177
Pool #AA3980 4.500% 4/01/28	549,820	590,649
Pool #AA4298 4.500% 3/01/29	742,142	797,715
Pool #AA4385 4.500% 5/01/29	2,200,284	2,365,048
Pool #931368 4.500% 6/01/29	867,245	932,187
Pool #MA0115 4.500% 7/01/29	584,551	628,324
Pool #555783 4.500% 10/01/33	4,484,811	4,815,741
Pool #931449 4.500% 5/01/35	203,295	218,296
Pool #888794 4.500% 9/01/35	904,681	971,295
Pool #AA0887 4.500% 12/01/38	7,720	8,272
Pool #930611 4.500% 2/01/39	39,218	42,020
Pool #AH8383 4.500% 4/01/41	992,180	1,063,997
Pool #AB3312 4.500% 7/01/41	960,683	1,030,220
Pool #555522 5.000% 6/01/33	5,797	6,296
Pool #836283 5.000% 10/01/35	406,681	440,407
Pool #831842 5.000% 10/01/36	177,739	192,090

	Principal Amount	Value
Pool #909337 5.000% 2/01/37	$17,259	$18,647
Pool #910332 5.000% 3/01/37	10,970	11,853
Pool #918068 5.000% 5/01/37	15,807	17,078
Pool #889040 5.000% 6/01/37	13,213	14,280
Pool #916493 5.000% 6/01/37	11,353	12,267
Pool #933522 5.000% 2/01/38	262,323	283,422
Pool #975213 5.000% 3/01/38	10,918	11,796
Pool #982014 5.000% 5/01/38	330,897	357,511
Pool #933806 5.000% 5/01/38	1,778,225	1,921,247
Pool #995245 5.000% 1/01/39	1,958,768	2,116,311
Pool #AA2534 5.000% 3/01/39	888,007	959,429
Pool #930992 5.000% 4/01/39	3,000,000	3,241,290
Pool #AA4260 5.000% 4/01/39	366,000	395,437
Pool #AA5781 5.000% 4/01/39	500,000	540,215
Pool #931201 5.000% 5/01/39	245,843	267,921
Pool #255148 5.500% 2/01/14	930	1,009
Pool #657715 5.500% 9/01/22	9,527	10,517
Pool #256153 5.500% 3/01/26	11,245	12,274
Pool #256600 5.500% 2/01/27	749,058	817,585
Pool #687984 5.500% 3/01/33	4,384	4,830
Pool #985612 5.500% 5/01/33	414,088	456,241
Pool #555876 5.500% 10/01/33	11,555	12,728
Pool #985615 5.500% 4/01/34	6,884,849	7,583,554
Pool #AD0227 5.500% 5/01/34	9,654	10,633
Pool #796821 5.500% 9/01/34	76,190	83,637
Pool #745339 5.500% 3/01/36	77,889	85,160

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #891435 5.500% 3/01/36	$272,732	$298,194
Pool #903812 5.500% 12/01/36	105,601	115,262
Pool #888129 5.500% 2/01/37	105,540	115,195
Pool #899170 5.500% 2/01/37	92,840	101,043
Pool #915674 5.500% 3/01/37	139,729	152,076
Pool #914752 5.500% 4/01/37	34,613	37,671
Pool #190379 5.500% 5/01/37	333,952	363,460
Pool #899588 5.500% 6/01/37	265,313	288,756
Pool #918554 5.500% 6/01/37	59,415	64,665
Pool #928381 5.500% 6/01/37	91,042	99,428
Pool #928475 5.500% 6/01/37	99,066	107,820
Pool #967740 5.500% 7/01/37	27,580	30,017
Pool #256799 5.500% 7/01/37	47,304	51,483
Pool #944501 5.500% 7/01/37	68,011	74,021
Pool #942290 5.500% 8/01/37	7,079	7,704
Pool #949707 5.500% 9/01/37	150,580	163,885
Pool #961567 5.500% 2/01/38	81,101	88,267
Pool #961589 5.500% 2/01/38	21,425	23,318
Pool #889310 5.500% 3/01/38	303,666	332,016
Pool #929318 5.500% 3/01/38	69,631	75,827
Pool #975782 5.500% 4/01/38	69,485	76,255
Pool #995048 5.500% 5/01/38	57,713	62,993
Pool #975123 5.500% 5/01/38	89,703	97,629
Pool #889572 5.500% 6/01/38	14,786	16,093
Pool #929637 5.500% 6/01/38	6,191	6,738
Pool #995018 5.500% 6/01/38	9,711	10,569

	Principal Amount	Value
Pool #986761 5.500% 7/01/38	$115,623	$126,923
Pool #889729 5.500% 7/01/38	7,247	7,887
Pool #995072 5.500% 8/01/38	79,095	86,825
Pool #257306 5.500% 8/01/38	95,946	104,423
Pool #929916 5.500% 9/01/38	180,578	199,243
Pool #889982 5.500% 11/01/38	141,643	154,159
Pool #993084 5.500% 12/01/38	228,157	248,887
Pool #AB0194 5.500% 1/01/39	29,112	31,684
Pool #AL0484 5.500% 5/01/40	174,091	189,474
Pool #AL0414 5.500% 9/01/40	111,202	121,028
Pool #587994 6.000% 6/01/16	13,990	14,836
Pool #887398 6.000% 7/01/36	1,000,000	1,105,391
Pool #745885 6.000% 10/01/36	22,994	25,345
Pool #888128 6.000% 1/01/37	18,067	19,926
Pool #941274 6.000% 7/01/37	22,974	25,252
Pool #945841 6.000% 8/01/37	346,993	380,960
Pool #955770 6.000% 10/01/37	866,523	951,348
Pool #956017 6.000% 11/01/37	554,284	608,543
Pool #959997 6.000% 11/01/37	998,175	1,097,446
Pool #966279 6.000% 12/01/37	154,825	171,602
Pool #889108 6.000% 2/01/38	1,016,247	1,114,934
Pool #971831 6.000% 2/01/38	476,185	522,427
Pool #982665 6.000% 7/01/38	279,457	306,376
Pool #987784 6.000% 8/01/38	244,359	267,897
Pool #988684 6.000% 9/01/38	761,837	834,985
Pool #990517 6.000% 9/01/38	1,000,000	1,096,328

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #965365 6.000% 10/01/38	$184,095	$201,771
Pool #991864 6.000% 10/01/38	954,031	1,045,633
Pool #992231 6.000% 11/01/38	33,068	36,243
Pool #AB0523 6.000% 12/01/38	948,865	1,041,009
Pool #935206 6.000% 4/01/39	117,063	128,303
Pool #253880 6.500% 7/01/16	50,642	54,566
Pool #575667 7.000% 3/01/31	41,404	47,277
Pool #572577 7.000% 4/01/31	10,177	11,618
Pool #497120 7.500% 8/01/29	414	483
Pool #507053 7.500% 9/01/29	2,536	2,942
Pool #529453 7.500% 1/01/30	7,129	8,329
Pool #531196 7.500% 2/01/30	724	846
Pool #532418 7.500% 2/01/30	5,222	6,101
Pool #530299 7.500% 3/01/30	2,172	2,536
Pool #536386 7.500% 4/01/30	606	708
Pool #535996 7.500% 6/01/31	22,849	26,680
Pool #523499 8.000% 11/01/29	1,834	2,153
Pool #252926 8.000% 12/01/29	778	920
Pool #532819 8.000% 3/01/30	234	278
Pool #537033 8.000% 4/01/30	5,084	6,031
Pool #534703 8.000% 5/01/30	3,560	4,216
Pool #253437 8.000% 9/01/30	431	510
Pool #253481 8.000% 10/01/30	325	385
Pool #190317 8.000% 8/01/31	10,882	12,887
Pool #596656 8.000% 8/01/31	4,355	5,020
Pool #599652 8.000% 8/01/31	105,712	125,760

	Principal Amount	Value
Pool #602008 8.000% 8/01/31	$12,488	$14,813
Pool #597220 8.000% 9/01/31	7,836	9,310
Federal National Mortgage Association TBA Pool #515 3.000% 2/01/42 (e)	20,700,000	21,225,585
Pool #1127 3.500% 10/01/41 (e)	4,200,000	4,413,938
Pool #45746 5.500% 3/01/35 (e)	2,500,000	2,726,758
Pool #52960 6.000% 7/01/35 (e)	20,000,000	21,979,688
Pool #54407 6.000% 7/01/35 (e)	5,000,000	5,494,141
Government National Mortgage Association Pool #008746 1.625% 11/20/25	10,926	11,231
Pool #080136 1.625% 11/20/27	2,016	2,078
Pool #G282462 3.500% 1/20/40	2,327,725	2,445,381
Pool #778608 3.500% 11/15/41	196,882	210,872
Pool #765872 3.500% 3/15/42	2,068,532	2,215,511
Pool #AA1367 3.500% 3/15/42	2,517,994	2,696,909
Pool #774832 3.500% 4/15/42	311,277	333,394
Pool #698392 4.000% 7/15/39	1,233,497	1,348,897
Pool #737551 4.000% 10/15/40	37,524	41,023
Pool #763488 4.000% 3/15/41	205,341	226,926
Pool #738123 4.000% 3/15/41	970,364	1,060,842
Pool #758466 4.000% 6/15/41	361,944	395,579
Pool #729350 4.000% 7/15/41	877,641	959,200
Pool #738711 4.000% 9/15/41	577,655	631,336
Pool #771462 4.000% 11/15/41	44,318	48,436
Pool #771456 4.000% 11/15/41	366,510	400,569
Pool #778693 4.000% 12/15/41	4,889,581	5,343,968

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #778100 4.000% 12/15/41	$305,819	$334,238
Pool #594730 4.500% 9/15/33	8,976	9,845
Pool #781936 4.500% 6/15/35	647,058	709,969
Pool #728627 4.500% 1/15/40	2,248,534	2,465,043
Pool #723627 4.500% 1/15/40	457,007	501,869
Pool #731044 4.500% 2/15/40	500,471	549,600
Pool #724803 4.500% 4/15/40	542,776	596,057
Pool #708003 4.500% 4/15/40	534,841	587,343
Pool #722872 4.500% 5/15/40	1,440,691	1,582,116
Pool #727380 4.500% 5/15/40	867,229	950,734
Pool #745038 4.500% 5/15/40	486,915	534,712
Pool #617955 4.500% 5/15/40	435,096	477,806
Pool #733342 4.500% 5/15/40	448,307	492,315
Pool #736056 4.500% 6/15/40	823,497	904,335
Pool #739142 4.500% 6/15/40	470,245	516,406
Pool #657654 4.500% 7/15/40	839,624	922,045
Pool #741032 4.500% 8/15/40	486,806	534,593
Pool #738015 4.500% 2/15/41	2,048,511	2,248,320
Pool #723069 4.500% 2/15/41	87,492	96,025
Pool #783276 4.500% 3/15/41	820,071	899,035
Pool #763501 4.500% 4/15/41	489,484	537,228
Pool #749757 4.500% 5/15/41	669,689	735,009
Pool #763538 4.500% 5/15/41	703,978	772,643
Pool #734437 4.500% 5/15/41	110,431	121,202
Pool #765337 4.500% 6/15/41	1,478,705	1,617,392
Pool #766378 4.500% 7/15/41	814,553	890,949

	Principal Amount	Value
Pool #769095 4.500% 7/15/41	$22,871	$25,016
Pool #748155 4.500% 7/15/41	471,002	516,943
Pool #411002 4.500% 7/15/41	533,706	583,762
Pool #738652 4.500% 8/15/41	424,355	464,155
Pool #752247 4.500% 8/15/41	498,689	545,461
Pool #775029 4.500% 9/15/41	658,252	719,989
Pool #738793 4.500% 9/15/41	1,760,124	1,925,204
Pool #773664 4.500% 10/15/41	454,570	498,908
Pool #598726 5.000% 7/15/33	30,961	34,149
Pool #615654 5.000% 10/15/33	9,293	10,267
Pool #538719 5.000% 5/15/35	29,421	32,432
Pool #646088 5.000% 12/15/36	5,654	6,227
Pool #688210 5.000% 7/15/38	218,239	240,165
Pool #698010 5.000% 1/15/39	170,544	187,679
Pool #646713 5.000% 2/15/39	535,224	588,997
Pool #487697 5.000% 3/15/39	258,876	284,885
Pool #782635 5.000% 4/15/39	1,285,852	1,415,040
Pool #698342 5.000% 5/15/39	253,783	279,280
Pool #698343 5.000% 5/15/39	11,904	13,100
Pool #704544 5.000% 5/15/39	605,738	666,596
Pool #716514 5.000% 7/15/39	1,071,734	1,179,410
Pool #698438 5.000% 8/15/39	299,165	329,221
Pool #698462 5.000% 8/15/39	935,037	1,028,979
Pool #723354 5.000% 9/15/39	254,020	279,541
Pool #692754 5.000% 9/15/39	1,589,117	1,748,774
Pool #723434 5.000% 11/15/39	484,857	533,570

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #737037 5.000% 2/15/40	$1,884,491	$2,073,823
Pool #737191 5.000% 4/15/40	418,315	460,343
Pool #705143 5.000% 6/15/40	369,274	406,375
Pool #739708 5.000% 7/15/40	919,425	1,011,799
Pool #733276 5.000% 8/15/40	194,067	213,564
Pool #744035 5.000% 2/15/41	956,851	1,052,985
Pool #760376 5.000% 9/15/41	502,411	552,888
Pool #782920 5.500% 3/15/40	4,696,192	5,207,636
Pool #369261 6.000% 12/15/23	2,013	2,259
Pool #544462 6.000% 4/15/31	1,066	1,196
Pool #781607 6.000% 3/15/33	87,697	98,409
Pool #617089 6.000% 5/15/36	757,600	851,797
Pool #656064 6.000% 7/15/36	824,572	927,096
Pool #544307 6.000% 12/15/36	705,171	792,187
Pool #671007 6.000% 8/15/37	132,878	149,192
Pool #668589 6.000% 9/15/37	804,346	903,099
Pool #683864 6.000% 2/15/38	124,935	140,196
Pool #699657 6.000% 10/15/38	117,564	131,924
Pool #748546 6.000% 11/15/38	162,051	181,946
Pool #704054 6.000% 11/15/38	98,104	110,087
Pool #646744 6.000% 3/15/39	97,650	109,669
Pool #719899 6.000% 8/15/39	87,830	98,559
Pool #371146 7.000% 9/15/23	1,254	1,426
Pool #352022 7.000% 11/15/23	21,902	24,888
Pool #374440 7.000% 11/15/23	1,670	1,901
Pool #491089 7.000% 12/15/28	37,536	43,284

	Principal Amount	Value
Pool #483598 7.000% 1/15/29	$5,765	$6,622
Pool #480539 7.000% 4/15/29	717	828
Pool #478658 7.000% 5/15/29	8,587	9,931
Pool #488634 7.000% 5/15/29	3,115	3,597
Pool #500928 7.000% 5/15/29	11,843	13,663
Pool #498541 7.000% 6/15/29	4,930	5,133
Pool #509546 7.000% 6/15/29	6,287	7,275
Pool #499410 7.000% 7/15/29	3,095	3,582
Pool #508655 7.000% 7/15/29	182	210
Pool #510083 7.000% 7/15/29	4,558	5,262
Pool #493723 7.000% 8/15/29	14,402	16,665
Pool #507093 7.000% 8/15/29	1,692	1,959
Pool #516706 7.000% 8/15/29	238	267
Pool #505558 7.000% 9/15/29	2,784	3,219
Pool #581417 7.000% 7/15/32	40,875	47,451
Pool #591581 7.000% 8/15/32	16,936	19,680
Pool #210946 7.500% 3/15/17	6,496	7,125
Pool #203940 7.500% 4/15/17	9,976	10,841
Pool #181168 7.500% 5/15/17	6,077	6,673
Pool #193870 7.500% 5/15/17	7,462	8,195
Pool #192796 7.500% 6/15/17	1,137	1,243
Pool #226163 7.500% 7/15/17	12,138	13,357
Government National Mortgage Association TBA Pool #466 3.000% 2/01/42 (e)	5,300,000	5,505,789

		332,234,167

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $328,917,153)		332,632,615

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bonds & Notes — 19.3%
U.S. Treasury Bond 3.125% 11/15/41	$18,360,000	$19,727,447
U.S. Treasury Bond 3.500% 2/15/39	3,330,000	3,854,578
U.S. Treasury Bond 4.375% 5/15/40	1,675,000	2,233,169
U.S. Treasury Bond 5.375% 2/15/31	13,955,000	20,321,287
U.S. Treasury Note 0.250% 12/15/14	41,719,000	41,610,789
U.S. Treasury Note 0.250% 5/15/15	37,465,000	37,301,967
U.S. Treasury Note 1.500% 8/31/18	14,530,000	14,991,896
U.S. Treasury Note (f) 1.875% 9/30/17	40,900,000	43,146,306
U.S. Treasury Note 2.125% 8/15/21	27,190,000	28,577,114

		211,764,553

TOTAL U.S. TREASURY OBLIGATIONS (Cost $204,829,008)		211,764,553

TOTAL BONDS & NOTES (Cost $1,046,020,254)		1,088,124,313

TOTAL LONG-TERM INVESTMENTS (Cost $1,046,020,254)		1,088,124,313

SHORT-TERM INVESTMENTS — 4.0%
Commercial Paper — 3.9%
Transcanada Pipeline (a) 0.416% 7/03/12	14,825,000	14,824,494
Tyco Electronics Group SA (a) 0.406% 7/02/12	12,030,000	12,029,733
Xstrata Finance Canada Ltd. (a) 0.466% 7/06/12	16,000,000	15,998,773

		42,852,000

Time Deposits — 0.1%
Euro Time Deposit 0.010% 7/02/12	691,612	691,612

TOTAL SHORT-TERM INVESTMENTS (Cost $43,544,612)		43,544,612

Value

TOTAL INVESTMENTS — 102.9% (Cost $1,089,564,866) (g)	$1,131,668,925

Other Assets/(Liabilities) — (2.9)%	(31,962,062)

NET ASSETS — 100.0%	$1,099,706,863

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $151,801,224 or 13.80% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2012, these securities amounted to a value of $48,184 or 0.00% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2012, these securities amounted to a value of $1,379,000 or 0.13% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2012, these securities amounted to a value of $864,330 or 0.08% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.2%
Commercial Paper — 81.3%
American Honda Finance Corp. 0.172% 7/25/12	$2,425,000	$2,424,714
American Honda Finance Corp. 0.131% 7/25/12	5,875,000	5,874,470
Archer-Daniels-Midland Co. (a) 0.121% 7/30/12	1,250,000	1,249,875
Baker Hughes, Inc. (a) 0.182% 7/02/12	2,000,000	1,999,980
Baker Hughes, Inc. (a) 0.172% 7/06/12	6,000,000	5,999,830
Bank of Nova Scotia 0.135% 7/05/12	8,500,000	8,499,841
BASF Aktiengesellschaft (a) 0.223% 9/26/12	4,500,000	4,497,580
Basin Electric Power Cooperative (a) 0.131% 7/09/12	5,500,000	5,499,821
Basin Electric Power Cooperative (a) 0.162% 7/16/12	3,000,000	2,999,787
Baxter International, Inc. (a) 0.273% 7/11/12	4,925,000	4,924,594
Becton Dickinson & Co. 0.122% 7/26/12	5,250,000	5,249,545
Becton Dickinson & Co. 0.142% 8/23/12	975,000	974,795
BG Energy Finance, Inc. (a) 0.142% 7/02/12	3,500,000	3,499,973
BMW US Capital LLC (a) 0.172% 7/17/12	1,000,000	999,920
BMW US Capital LLC (a) 0.182% 7/24/12	7,500,000	7,499,100
BP Capital Markets PLC (a) 0.182% 8/09/12	1,000,000	999,800
BP Capital Markets PLC (a) 0.182% 8/20/12	3,600,000	3,599,082
Brown-Forman Corp. Class B (a) 0.152% 7/09/12	6,650,000	6,649,751
Brown-Forman Corp. Class B (a) 0.182% 7/30/12	1,500,000	1,499,775
Caterpillar Financial Services Co. 0.162% 8/27/12	5,500,000	5,498,582
Caterpillar Financial Services Co. 0.152% 8/28/12	3,000,000	2,999,262
Coca-Cola Co. (a) 0.182% 7/19/12	4,500,000	4,499,572
Coca-Cola Co. (a) 0.152% 7/27/12	4,000,000	3,999,550
Colgate Palmolive Co. (a) 0.091% 7/10/12	4,000,000	3,999,900
Commonwealth Bank of Australia (a) 0.213% 8/21/12	7,500,000	7,497,725

	Principal Amount	Value
Commonwealth Bank of Australia (a) 0.253% 8/21/12	$700,000	$699,747
Deere & Co. (a) 0.131% 8/02/12	1,500,000	1,499,821
Dell, Inc. (a) 0.142% 7/26/12	8,250,000	8,249,166
E. I. du Pont de Nemours & Co. (a) 0.142% 7/11/12	3,000,000	2,999,872
Emerson Electric Co. (a) 0.152% 7/02/12	2,250,000	2,249,981
Emerson Electric Co. (a) 0.152% 7/20/12	1,700,000	1,699,858
Emerson Electric Co. (a) 0.152% 7/23/12	2,000,000	1,999,808
Emerson Electric Co. (a) 0.142% 7/31/12	1,003,000	1,002,879
Emerson Electric Co. (a) 0.152% 8/14/12	1,000,000	999,813
General Electric Capital Corp. 0.162% 7/30/12	4,250,000	4,249,433
Henkel Corp. (a) 0.152% 7/06/12	6,075,000	6,074,848
Honeywell International, Inc. (a) 0.162% 9/25/12	4,200,000	4,198,376
Honeywell International, Inc. (a) 0.152% 9/27/12	4,300,000	4,298,405
Illinois Tool Works, Inc. (a) 0.142% 7/18/12	4,000,000	3,999,720
Illinois Tool Works, Inc. (a) 0.152% 7/24/12	4,500,000	4,499,550
John Deere Capital Corp. (a) 0.131% 7/17/12	4,500,000	4,499,724
John Deere Capital Corp. (a) 0.152% 7/20/12	2,150,000	2,149,821
JP Morgan Chase & Co. 0.162% 8/01/12	9,500,000	9,498,649
L’oreal USA, Inc. (a) 0.152% 8/01/12	4,500,000	4,499,400
National Rural Utilities Cooperative Finance Corp. 0.152% 7/19/12	8,500,000	8,499,327
Nestle Capital Corp. (a) 0.142% 7/18/12	8,000,000	7,999,440
Nestle Capital Corp. (a) 0.243% 10/30/12	800,000	799,349
Paccar Financial Corp. 0.152% 7/13/12	1,200,000	1,199,935
Paccar Financial Corp. 0.142% 8/01/12	2,000,000	1,999,751
Paccar Financial Corp. 0.131% 8/02/12	4,500,000	4,499,464

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Paccar Financial Corp. 0.162% 8/16/12	$650,000	$649,864
Praxair, Inc. 0.152% 7/09/12	1,000,000	999,963
Reckitt Benckiser PLC (a) 0.223% 8/29/12	8,500,000	8,496,883
Roche Holding, Inc. (a) 0.142% 8/03/12	4,925,000	4,924,349
Rockwell Automation, Inc. (a) 0.253% 7/10/12	8,500,000	8,499,410
Sherwin-Williams Co. (a) 0.283% 7/03/12	4,000,000	3,999,907
Sherwin-Williams Co. (a) 0.253% 7/16/12	2,000,000	1,999,778
Sherwin-Williams Co. (a) 0.304% 7/18/12	603,000	602,910
Sigma-Aldrich Corp. (a) 0.152% 7/02/12	7,450,000	7,449,938
Unilever Capital Corp. (a) 0.152% 8/24/12	8,500,000	8,498,052
Union Bank NA 0.162% 7/03/12	8,000,000	7,999,893
Wal-Mart Stores, Inc. (a) 0.121% 7/23/12	2,201,000	2,200,831
Wal-Mart Stores, Inc. (a) 0.142% 8/07/12	6,000,000	5,999,113
Walt Disney Co. (a) 0.121% 7/09/12	2,000,000	1,999,940
Walt Disney Co. (a) 0.140% 7/12/12	3,000,000	2,999,860
Wisconsin Electric Power Corp. 0.192% 7/12/12	8,500,000	8,499,462

		273,623,114

Corporate Debt — 2.3%
Berkshire Hathaway, Inc., FRN 0.896%, due 2/11/13	4,200,000	4,216,502
Sanofi FRN 0.660%, due 3/28/13	3,500,000	3,509,176

		7,725,678

Discount Notes — 9.3%
Federal Farm Credit Discount Notes 0.152% 12/27/12	675,000	674,494
Federal Farm Credit Discount Notes 0.162% 12/26/12	1,200,000	1,199,045
Federal Farm Credit Discount Notes 0.160% 12/28/12	1,525,000	1,523,773
Federal Farm Credit Discount Notes 0.162% 12/27/12	5,000,000	4,996,000
Federal Home Loan Bank Discount Notes 0.111% 8/29/12	5,000,000	4,999,083

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.172% 12/03/12	$600,000	$599,558
Federal Home Loan Mortgage Corp. 0.120% 7/06/12	1,000,000	999,980
Federal Home Loan Mortgage Corp. 0.085% 8/06/12	2,200,000	2,199,808
Federal Home Loan Mortgage Corp. 0.111% 8/20/12	800,000	799,875
Federal Home Loan Mortgage Corp. 0.111% 7/23/12	9,000,000	8,999,367
Federal Home Loan Mortgage Corp. 0.085% 8/02/12	1,200,000	1,199,907
Federal National Mortgage Association 0.120% 7/25/12	950,000	949,921
Federal National Mortgage Association 0.150% 10/15/12	920,000	919,590
Federal National Mortgage Association 0.125% 10/01/12	350,000	349,887
Federal National Mortgage Association 0.100% 8/01/12	500,000	499,956
Federal National Mortgage Association 0.162% 11/01/12	150,000	149,917

		31,060,161

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/02/12	15,481	15,481

U.S. Government Obligations — 6.6%
U.S. Treasury Note 0.375% 9/30/12	3,500,000	3,502,244
U.S. Treasury Note 0.625% 7/31/12	4,725,000	4,727,109
U.S. Treasury Note 0.625% 1/31/13	3,550,000	3,558,640
U.S. Treasury Note 0.625% 2/28/13	5,000,000	5,014,377
U.S. Treasury Note 0.750% 3/31/13	2,350,000	2,359,698
U.S. Treasury Note 1.375% 11/15/12	2,100,000	2,109,976
U.S. Treasury Note 1.750% 8/15/12	1,000,000	1,002,075

		22,274,119

U.S. Treasury Bills — 0.7%
U.S. Treasury Bills 0.065% 8/23/12	2,000,000	1,999,805
U.S. Treasury Bills 0.105% 10/11/12	325,000	324,903

		2,324,708

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $337,023,261)	$337,023,261

TOTAL INVESTMENTS — 100.2% (Cost $337,023,261) (b)	337,023,261

Other Assets/(Liabilities) — (0.2)%	(534,450)

NET ASSETS — 100.0%	$336,488,811

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $194,006,164 or 57.66% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

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MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$585,442,272	$718,293,885	$1,088,124,313	$-
Short-term investments, at value (Note 2) (b)	69,249,850	33,048,075	43,544,612	337,023,261

Total investments	654,692,122	751,341,960	1,131,668,925	337,023,261

Receivables from:
Investments sold	2,385,046	1,498,314	7,878,619	-
Investments sold on a when-issued basis (Note 2)	19,920,556	-	39,406,175	-
Investment adviser (Note 3)	-	-	-	92,017
Fund shares sold	196,658	259,944	630,303	561,004
Variation margin on open futures contracts (Note 2)	53,886	-	-	-
Interest and dividends	1,859,892	1,061,689	7,360,815	54,968
Open swap agreements, at value (Note 2)	604,577	-	2,539,343	-

Total assets	679,712,737	754,161,907	1,189,484,180	337,731,250

Liabilities:
Payables for:
Investments purchased	5,491,042	21,398,863	19,705,258	-
Fund shares repurchased	305,871	273,815	280,361	1,097,368
Interest and dividends	2,316	-	13,163	-
Investments purchased on a when-issued basis (Note 2)	69,955,454	-	64,586,680	-
Variation margin on open futures contracts (Note 2)	5,019	-	52,867	-
Trustees’ fees and expenses (Note 3)	141,220	182,218	108,220	29,735
Collateral held for open swap agreements (Note 2)	610,000	-	2,882,000	-
Affiliates (Note 3):
Investment management fees	199,749	232,729	339,883	125,518
Service fees	10,221	12,704	74,058	-
Due to custodian	-	330,111	1,716,569	-
Accrued expense and other liabilities	129,142	106,023	18,258	29,818

Total liabilities	76,850,034	22,536,463	89,777,317	1,282,439

Net assets	$602,862,703	$731,625,444	$1,099,706,863	$336,448,811

Net assets consist of:
Paid-in capital	$555,410,916	$813,359,282	$1,035,989,128	$336,470,332
Undistributed (accumulated) net investment income (loss)	3,892,584	21,521,378	10,779,060	(21,948)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(76,154,672)	(168,264,958)	12,680,391	427
Net unrealized appreciation (depreciation) on investments and foreign currency translations	119,713,875	65,009,742	40,258,284	-

Net assets	$602,862,703	$731,625,444	$1,099,706,863	$336,448,811

(a) Cost of investments:	$465,307,052	$653,284,143	$1,046,020,254	$-
(b) Cost of short-term investments:	$69,249,850	$33,048,075	$43,544,612	$337,023,261

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$584,277,339	$710,903,598	$976,066,105	$336,448,811

Shares outstanding (a)	31,269,206	36,194,678	74,335,763	336,777,903

Net asset value, offering price and redemption price per share	$18.69	$19.64	$13.13	$1.00

Service Class shares:
Net assets	$18,585,364	$20,721,846	$123,640,758	$-

Shares outstanding (a)	996,415	1,062,496	9,435,459	-

Net asset value, offering price and redemption price per share	$18.65	$19.50	$13.10	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$4,308,200	$8,879,276	$-		$-
Interest	3,117,913	1,286	16,864,224		171,000

Total investment income	7,426,113	8,880,562	16,864,224		171,000

Expenses (Note 3):
Investment management fees	1,244,092	1,554,187	2,030,741		561,644
Custody fees	40,226	36,703	-	*	12,789
Audit fees	16,799	16,473	17,222		14,384
Legal fees	7,804	10,613	-	*	3,622
Proxy fees	489	488	-	*	489
Shareholder reporting fees	47,246	60,400	-	*	25,521
Trustees’ fees	26,220	36,452	21,996		8,714

	1,382,876	1,715,316	2,069,959		627,163
Distribution and service fees:
Service Class	18,451	25,031	139,614		-

Total expenses	1,401,327	1,740,347	2,209,573		627,163
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-	-		(456,163)

Net expenses	1,401,327	1,740,347	2,209,573		171,000

Net investment income (loss)	6,024,786	7,140,215	14,654,651		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	19,300,910	18,805,073	15,158,274		25
Futures contracts	1,964,502	-	181,756		-
Swap agreements	(97,911)	-	(407,792)		-
Foreign currency transactions	-	(200)	-		-

Net realized gain (loss)	21,167,501	18,804,873	14,932,238		25

Net change in unrealized appreciation (depreciation) on:
Investment transactions	13,325,107	23,589,295	3,368,909		-
Futures contracts	(262,950)	-	(57,049)		-
Swap agreements	(194,555)	-	(776,988)		-
Translation of assets and liabilities in foreign currencies	-	(321)	-		-

Net change in unrealized appreciation (depreciation)	12,867,602	23,588,974	2,534,872		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	34,035,103	42,393,847	17,467,110		25

Net increase (decrease) in net assets resulting from operations	$40,059,889	$49,534,062	$32,121,761		$25

(a) Net of withholding tax of:	$441	$81,648	$-		$-

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

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MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,024,786	$12,003,863
Net realized gain (loss) on investment transactions	21,167,501	40,821,759
Net change in unrealized appreciation (depreciation) on investments	12,867,602	(25,296,531)

Net increase (decrease) in net assets resulting from operations	40,059,889	27,529,091

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,737,891)	(11,838,976)
Service Class	(60,430)	(202,649)

Total distributions from net investment income	(2,798,321)	(12,041,625)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(4,202,941)	(53,705,773)
Service Class	5,400,506	2,648,050

Increase (decrease) in net assets from fund share transactions	1,197,565	(51,057,723)

Total increase (decrease) in net assets	38,459,133	(35,570,257)
Net assets
Beginning of period	564,403,570	599,973,827

End of period	$602,862,703	$564,403,570

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,892,584	$666,119

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$7,140,215	$14,523,482	$14,654,651	$33,722,138	$-	$-
18,804,873	60,705,098	14,932,238	15,338,339	25	757
23,588,974	(104,999,406)	2,534,872	17,160,964	-	-

49,534,062	(29,770,826)	32,121,761	66,221,441	25	757

-	(13,345,775)	(8,209,103)	(31,183,012)	-	(3,339)
-	(230,708)	(908,936)	(2,920,256)	-	-

-	(13,576,483)	(9,118,039)	(34,103,268)	-	(3,339)

-	-	(10,408,669)	(16,083,648)	-	(2,946)
-	-	(1,235,598)	(1,347,903)	-	-

-	-	(11,644,267)	(17,431,551)	-	(2,946)

(116,432,038)	(87,776,930)	101,424,115	(18,288,881)	146,917,081	581,030
1,133,585	7,873,064	20,583,372	35,341,020	-	-

(115,298,453)	(79,903,866)	122,007,487	17,052,139	146,917,081	581,030

(65,764,391)	(123,251,175)	133,366,942	31,738,761	146,917,106	575,502

797,389,835	920,641,010	966,339,921	934,601,160	189,531,705	188,956,203

$731,625,444	$797,389,835	$1,099,706,863	$966,339,921	$336,448,811	$189,531,705

$21,521,378	$14,381,163	$10,779,060	$5,242,448	$(21,948)	$-

$-	$-	$-	$-	$-	$(21,948)

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
06/30/12 ≈	$17.52	$0.19	$1.07	$1.26	$(0.09)	$-		$(0.09)	$18.69	7.17%	**	$584,277	0.47%	*	2.07%	*	149%	**
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-		(0.37)	17.52	4.78%		552,072	0.49%		2.05%		285%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-		(0.34)	17.08	12.50%		590,576	0.48%		2.25%		242%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	-		(0.37)	15.51	20.55%		593,358	0.49%		2.71%		210%
12/31/08	17.65	0.46	(4.41)	(3.95)	(0.49)	(0.00	) †	(0.49)	13.21	(22.73%	)	561,752	0.47%		2.91%		187%
12/31/07	17.19	0.50	0.50	1.00	(0.54)	-		(0.54)	17.65	5.90%		865,879	0.44%		2.84%		197%
Service Class
06/30/12 ≈	$17.50	$0.17	$1.06	$1.23	$(0.08)	$-		$(0.08)	$18.65	7.04%	**	$18,585	0.72%	*	1.83%	*	149%	**
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-		(0.32)	17.50	4.52%		12,331	0.74%		1.82%		285%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-		(0.30)	17.06	12.22%		9,398	0.73%		2.01%		242%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	-		(0.34)	15.49	20.25%		5,534	0.74%		2.33%		210%
12/31/08 +++	16.29	0.09	(2.95)	(2.86)	(0.23)	(0.00	) †	(0.23)	13.20	(17.62%	) **	1,676	0.74%	*	1.90%	*	187%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
06/30/12 ≈	$18.51	$0.18	$0.95	$1.13	$-	$-	$-		$-	$19.64	6.09	% **	$710,904	0.45	% *	1.88	% *	38	% **
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	-	-		(0.31)	18.51	(3.76%)		778,897	0.44%		1.72%		65%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	-	-		(0.33)	19.57	14.77%		909,171	0.44%		1.54%		113%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	-	-		(0.41)	17.41	30.71%		855,092	0.46%		1.97%		106%
12/31/08	23.36	0.40	(10.11)	(9.71)	-	-	-		-	13.65	(41.58%)		719,154	0.44%		2.08%		129%
12/31/07	26.02	0.47	0.66	1.13	(0.51)	(3.28)	(0.00	) †	(3.79)	23.36	4.01%		1,208,002	0.42%		1.72%		110%
Service Class
06/30/12 ≈	$18.41	$0.16	$0.93	$1.09	$-	$-	$-		$-	$19.50	5.95	% **	$20,722	0.70	% *	1.64	% *	38	% **
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	-	-		(0.28)	18.41	(4.00%)		18,493	0.69%		1.55%		65%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	-	-		(0.31)	19.48	14.48%		11,470	0.69%		1.31%		113%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	-	-		(0.41)	17.35	30.39%		5,979	0.71%		1.52%		106%
12/31/08 +++	20.24	0.14	(6.74)	(6.60)	-	-	-		-	13.64	(32.62	%) **	1,934	0.71	% *	2.71	% *	129	% ~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
06/30/12 ≈	$12.99	$0.19	$0.20	$0.39	$(0.11)	$(0.14)	$(0.25)	$13.13	3.11%	**	$976,066	0.40%	*	2.86%	*	207%	**
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%		3.63%		186%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%		199%	>>
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%		4.23%		262%
12/31/08	12.28	0.59	(0.31)	0.28	(0.58)	-	(0.58)	11.98	2.38%		563,000	0.45%		4.88%		97%
12/31/07	12.07	0.60	0.25	0.85	(0.64)	-	(0.64)	12.28	7.10%		505,142	0.46%		4.95%		87%
Service Class
06/30/12 ≈	$12.97	$0.17	$0.21	$0.38	$(0.11)	$(0.14)	$(0.25)	$13.10	2.98%	**	$123,641	0.65%	*	2.61%	*	207%	**
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%		3.34%		186%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%		199%	>>
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%		3.94%		262%
12/31/08 +++	12.01	0.21	0.02	0.23	(0.27)	-	(0.27)	11.97	1.96%	**	7,867	0.70%	*	4.63%	*	97%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.
>>	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

MML Money Market Fund

		Income (loss) from investment operations:						Less distributions to shareholders:									Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income		From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets
Initial Class
06/30/12 ≈	$1.00	$-		$0.00	†	$0.00	†	$-		$-		$-		$1.00	0.00%	**††	$336,449	0.52%	*	0.14%	*#	-
12/31/11	1.00	-		0.00	†	0.00	†	(0.00	) †	(0.00	) †	(0.00	) †	1.00	0.00%	††	189,532	0.54%		0.17%	#	-
12/31/10	1.00	-		0.00	†	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.00%	††	188,956	0.54%		0.24%	#	-
12/31/09	1.00	0.00	†	(0.00	) †	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.07%		172,447	0.54%		0.37%	#	0.05%
12/31/08	1.00	0.02		0.00	†	0.02		(0.02)		-		(0.02)		1.00	2.10%		179,947	0.55%		N/A		2.00%
12/31/07	1.00	0.05		0.00	†	0.05		(0.05)		-		(0.05)		1.00	4.72%		109,007	0.56%		N/A		4.61%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
≈	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Service Class
Blend Fund	2/3/1984	8/15/2008
Equity Fund	12/31/1973	8/15/2008
Managed Bond Fund	12/16/1981	8/15/2008
Money Market Fund	12/16/1981	Not available

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost

Notes to Financial Statements (Unaudited) (Continued)

plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2012. The Money Market Fund characterized all investments at Level 2, as of June 30, 2012. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$10,167,722	$-	$-	$10,167,722
Communications	44,239,279	-	-	44,239,279
Consumer, Cyclical	31,254,978	-	-	31,254,978
Consumer, Non-cyclical	86,161,566	-	-	86,161,566
Diversified	117,772	-	-	117,772
Energy	37,336,906	-	-	37,336,906
Financial	50,121,873	-	-	50,121,873
Industrial	38,393,082	-	-	38,393,082
Technology	61,113,637	-	-	61,113,637
Utilities	12,798,942	-	-	12,798,942

Total Common Stock	371,705,757	-	-	371,705,757

Preferred Stock
Consumer, Cyclical	-	57	-	57

Total Preferred Stock	-	57	-	57

Total Equities	371,705,757	57	-	371,705,814

Bonds & Notes
Total Corporate Debt	-	74,661,244	-	74,661,244

Total Municipal Obligations	-	1,818,674	-	1,818,674

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,396,977	-	1,396,977
Commercial MBS	-	13,144,397	-	13,144,397
Home Equity ABS	-	5,100,941	-	5,100,941
Other ABS	-	2,319,446	952,095	3,271,541
Student Loans ABS	-	4,561,573	126,820	4,688,393
WL Collateral CMO	-	2,072,891	-	2,072,891
WL Collateral PAC	-	268,489	-	268,489

Total Non-U.S. Government Agency Obligations	-	28,864,714	1,078,915	29,943,629

Total Sovereign Debt Obligations	-	1,869,103	-	1,869,103

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	310,729	-	310,729
Pass-Through Securities	-	67,470,582	-	67,470,582

Total U.S. Government Agency Obligations and Instrumentalities	-	67,781,311	-	67,781,311

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	37,662,497	-	37,662,497

Total U.S. Treasury Obligations	-	37,662,497	-	37,662,497

Total Bonds & Notes	-	212,657,543	1,078,915	213,736,458

Total Long-Term Investments	371,705,757	212,657,600	1,078,915	585,442,272

Total Short-Term Investments	-	69,249,850	-	69,249,850

Total Investments	$371,705,757	$281,907,450	$1,078,915	$654,692,122

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$371,856,138	$-	$371,856,138

Total Municipal Obligations	-	8,080,252	-	8,080,252

Non-U.S. Government Agency Obligations
Automobile ABS	-	7,708,411	-	7,708,411
Commercial MBS	-	68,311,157	-	68,311,157
Home Equity ABS	-	28,993,476	-	28,993,476
Other ABS	-	16,512,229	1,978,740	18,490,969
Student Loans ABS	-	22,727,108	538,985	23,266,093
WL Collateral CMO	-	5,899,691	-	5,899,691
WL Collateral PAC	-	1,009,637	-	1,009,637

Total Non-U.S. Government Agency Obligations	-	151,161,709	2,517,725	153,679,434

Total Sovereign Debt Obligations	-	10,111,321	-	10,111,321

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	398,448	-	398,448
Pass-Through Securities	-	332,234,167	-	332,234,167

Total U.S. Government Agency Obligations and Instrumentalities	-	332,632,615	-	332,632,615

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	211,764,553	-	211,764,553

Total U.S. Treasury Obligations	-	211,764,553	-	211,764,553

Total Bonds & Notes	-	1,085,606,588	2,517,725	1,088,124,313

Total Long-Term Investments	-	1,085,606,588	2,517,725	1,088,124,313

Total Short-Term Investments	-	43,544,612	-	43,544,612

Total Investments	$-	$1,129,151,200	$2,517,725	$1,131,668,925

The following is the aggregate value by input level, as of June 30, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Equity Risk	$75,345	$-	$-	$75,345
Interest Rate Risk	2,657	-	-	2,657
Swap Agreements
Credit Risk	-	604,577	-	604,577

Notes to Financial Statements (Unaudited) (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Fund
Purchased Options
Equity Risk	$86,340	$-	$-	$86,340
Managed Bond Fund
Futures Contracts
Interest Rate Risk	53,972	-	-	53,972
Swap Agreements
Credit Risk	-	2,539,343	-	2,539,343

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Interest Rate Risk	$(7,977)	$-	$-	$(7,977)
Managed Bond Fund
Futures Contracts
Interest Rate Risk	(1,969)	-	-	(1,969)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/12
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS	$563,065	$-	$-	$133,093	$255,937	$-	$-	$-	$952,095	$133,093
Student Loans ABS	123,740	-	-	3,080	-	-	-	-	126,820	3,080

	$686,805	$-	$-	$136,173	$255,937	$-	$-	$-	$1,078,915	$136,173

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/12
Managed Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS	$696,422	$-	$-	$156,193	$1,126,125	$-	$-	$-	$1,978,740	$156,193
Student Loans ABS	525,895	-	-	13,090	-	-	-	-	538,985	13,090

	$1,222,317	$-	$-	$169,283	$1,126,125	$-	$-	$-	$2,517,725	$169,283

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended June 30, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2012, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Equity Fund	Managed Bond Fund

Futures Contracts*
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Income	M		M
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivatives and Objective for Use	Blend Fund	Equity Fund	Managed Bond Fund

Options (Purchased)
Hedging/Risk Management		A
Substitution for Direct Investment		A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A	A

*	Includes any options purchased or written on futures contracts, if applicable.

At June 30, 2012, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$75,345	$2,657	$78,002
Swap Agreements*	604,577	-	-	604,577

Total Value	$604,577	$75,345	$2,657	$682,579

Liability Derivatives
Futures Contracts^^	$-	$-	$(7,977)	$(7,977)

Realized Gain (Loss)#
Futures Contracts	$-	$1,954,216	$10,286	$1,964,502
Swap Agreements	(97,911)	-	-	(97,911)
Warrants	-	9,318	-	9,318

Total Realized Gain (Loss)	$(97,911)	$1,963,534	$10,286	$1,875,909

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(233,742)	$(29,208)	$(262,950)
Swap Agreements	(194,555)	-	-	(194,555)

Total Change in Appreciation (Depreciation)	$(194,555)	$(233,742)	$(29,208)	$(457,505)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	128	75	203
Swap Agreements	$21,505,000	$-	$-	$21,505,000
Warrants	-	25,017	-	25,017

Equity Fund
Asset Derivatives
Purchased Options*	$-	$86,340	$-	$86,340

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Equity Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$(2,276,338)	$-	$(2,276,338)
Warrants	-	42,305	-	42,305

Total Realized Gain (Loss)	$-	$(2,234,033)	$-	$(2,234,033)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$1,261,825	$-	$1,261,825

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	4,029	-	4,029
Warrants	-	60,263	-	60,263

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$53,972	$53,972
Swap Agreements*	2,539,343		-	2,539,343

Total Value	$2,539,343	$-	$53,972	$2,593,315

Liability Derivatives
Futures Contracts^^	$-	$-	$(1,969)	$(1,969)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$181,756	$181,756
Swap Agreements	(407,792)	-	-	(407,792)

Total Realized Gain (Loss)	$(407,792)	$-	$181,756	$(226,036)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(57,049)	$(57,049)
Swap Agreements	(776,988)	-	-	(776,988)

Total Change in Appreciation (Depreciation)	$(776,988)	$-	$(57,049)	$(834,037)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	326	326
Swap Agreements	$76,980,000	$-	$-	$76,980,000

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for purchased options and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2012.

Notes to Financial Statements (Unaudited) (Continued)

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2012, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
13	U.S. Treasury Note 10 Year	9/19/12	$1,733,875	$(7,565)
35	S&P 500 E Mini Index	9/21/12	2,373,700	75,345
59	U.S. Treasury Note 2 Year	9/28/12	12,991,063	(412)
8	U.S. Treasury Note 5 Year	9/28/12	991,750	2,657

				$70,025

Managed Bond Fund
BUYS
281	U.S. Treasury Note 2 Year	9/28/12	$61,872,687	$(1,969)
209	U.S. Treasury Note 5 Year	9/28/12	25,909,469	53,972

				$52,003

Notes to Financial Statements (Unaudited) (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open swap agreements at June 30, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps
$2,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18	$(2,086)	$21,727	$19,641

775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	11,257	-	11,257

4,850,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.18	34,563	6,855	41,418
3,145,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(190,874)	304,094	113,220
365,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(10,585)	23,725	13,140
950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(23,196)	57,396	34,200
400,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(4,600)	19,000	14,400
850,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(11,902)	42,502	30,600
2,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(43,706)	126,506	82,800
300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(4,951)	15,751	10,800
1,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(23,653)	63,253	39,600
3,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(113,158)	224,759	111,601
1,350,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(49,279)	97,879	48,600
925,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(59,200)	92,500	33,300

							(500,541)	1,074,220	573,679

Managed Bond Fund**
Credit Default Swaps
$24,500,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18	$(22,214)	$231,442	$209,228

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	16,340	-	16,340

19,250,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.18	137,185	27,210	164,395
2,950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(188,800)	295,000	106,200
10,030,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(608,733)	969,813	361,080
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(121,800)	273,000	151,200
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(102,550)	253,750	151,200
4,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(52,612)	217,312	164,700

Notes to Financial Statements (Unaudited) (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value

Managed Bond Fund** (continued)
Credit Default Swaps (continued)
$4,800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	$(91,213)	$264,013	$172,800
5,525,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(91,178)	290,078	198,900
5,525,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(118,803)	317,703	198,900
13,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(485,487)	964,287	478,800
4,600,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(167,913)	333,513	165,600

							(1,891,904)	4,205,679	2,313,775

USD	U.S. Dollar
*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $610,000 in cash at June 30, 2012.
**	Collateral for swap agreements received from Barclays Bank PLC and Goldman Sachs & Co. amounted to $260,000 and $2,622,000 in cash, respectively, at June 30, 2012.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Notes to Financial Statements (Unaudited) (Continued)

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Unaudited) (Continued)

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

Notes to Financial Statements (Unaudited) (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Unaudited) (Continued)

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is majority owned by MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Notes to Financial Statements (Unaudited) (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$581,454,859	$278,094,454	$582,189,694	$282,994,119
Equity Fund	-	279,751,415	-	362,762,634
Managed Bond Fund	2,089,611,177	163,007,358	2,013,247,623	113,791,245

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	1,631,703	$30,297,784	981,392	$17,120,897
Issued as reinvestment of dividends	144,584	2,737,891	697,551	11,838,976
Redeemed	(2,023,892)	(37,238,616)	(4,737,355)	(82,665,646)

Net increase (decrease)	(247,605)	$(4,202,941)	(3,058,412)	$(53,705,773)

Blend Fund Service Class
Sold	324,642	$6,001,511	263,351	$4,543,509
Issued as reinvestment of dividends	3,195	60,430	12,008	202,649
Redeemed	(36,175)	(661,435)	(121,373)	(2,098,108)

Net increase (decrease)	291,662	$5,400,506	153,986	$2,648,050

Equity Fund Initial Class
Sold	662,872	$13,057,146	1,524,940	$28,569,553
Issued as reinvestment of dividends	-	-	762,400	13,345,775
Redeemed	(6,539,768)	(129,489,184)	(6,661,983)	(129,692,258)

Net increase (decrease)	(5,876,896)	$(116,432,038)	(4,374,643)	$(87,776,930)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Equity Fund Service Class
Sold	121,251	$2,376,047	452,948	$8,612,288
Issued as reinvestment of dividends	-	-	13,245	230,708
Redeemed	(63,486)	(1,242,462)	(50,126)	(969,932)

Net increase (decrease)	57,765	$1,133,585	416,067	$7,873,064

Managed Bond Fund Initial Class
Sold	9,587,861	$125,336,358	6,846,343	$88,597,468
Issued as reinvestment of dividends	1,445,532	18,617,772	3,714,217	47,266,660
Redeemed	(3,255,332)	(42,530,015)	(11,913,309)	(154,153,009)

Net increase (decrease)	7,778,061	$101,424,115	(1,352,749)	$(18,288,881)

Managed Bond Fund Service Class
Sold	1,691,276	$22,032,599	3,096,145	$39,894,252
Issued as reinvestment of dividends	166,746	2,144,534	335,264	4,268,159
Redeemed	(275,790)	(3,593,761)	(682,217)	(8,821,391)

Net increase (decrease)	1,582,232	$20,583,372	2,749,192	$35,341,020

Money Market Fund Initial Class
Sold	252,238,378	$251,991,941	97,209,048	$97,116,215
Issued as reinvestment of dividends	-	-	6,292	6,285
Redeemed	(105,177,619)	(105,074,860)	(96,633,973)	(96,541,470)

Net increase (decrease)	147,060,759	$146,917,081	581,367	$581,030

6. Federal Income Tax Information

At June 30, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$534,556,902	$124,302,441	$(4,167,221)	$120,135,220
Equity Fund	686,332,218	100,639,409	(35,629,667)	65,009,742
Managed Bond Fund	1,089,564,866	48,078,676	(5,974,617)	42,104,059

Note: The aggregate cost for investments for the Money Market Fund at June 30, 2012, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017
Blend Fund	$36,368,089	$48,423,294
Equity Fund	-	176,645,489

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,041,625	$-	$-
Equity Fund	13,576,483	-	-
Managed Bond Fund	46,132,475	5,402,344	-
Money Market Fund	6,285	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, options contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$600,452	$(84,791,383)	$(105,135)	$94,486,285
Equity Fund	14,541,216	(176,645,489)	(160,055)	30,996,428
Managed Bond Fund	7,060,065	9,111,708	(3,525)	36,190,032
Money Market Fund	3,584	-	(25,130)	-

The Funds did not have any unrecognized tax benefits at June 30, 2012, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

Notes to Financial Statements (Unaudited) (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

Since the Fund cannot predict the outcome of these proceedings, the Fund has not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the total net assets of the Fund at the time of such judgment or settlement.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective August 1, 2012, the Managed Bond Fund, Blend Fund, and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2012, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Blend Fund, Equity Fund, Managed Bond Fund, and Money Market Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one-, three-, five-, or ten-year period below are to periods ended December 31, 2011. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the Blend Fund, expense information showed the Fund to be in the first quartile of its peer group (favorable), and performance information showed the Fund to have had first and second quartile investment performance in its performance category for the most recent one- and three-year periods, respectively. The Committee also noted that the Managed Bond Fund had experienced three-year performance in the third quartile (68th percentile), but had experienced one-year performance in the first quartile (and five- and ten-year performance in the second quartile), with expenses in the first quartile. The Committee reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Committee considered information regarding the other Funds, which had underperformed in recent periods compared to their peers.

•

Equity Fund – The Committee considered that the Fund had achieved second quartile comparative performance in the three-year period, but had achieved fourth-quartile performance in the one-year period. The Committee considered MassMutual’s statements that it continues to have conviction in the Fund’s subadvisers, and that a number of specific unfavorable investment decisions in the second half of the last year led to the underperformance. The Committee considered that the Fund has expenses in the first comparative decile.

•

Money Market Fund – The Committee considered that the Fund had achieved third- and fourth-quartile performance in the one- and three-year periods, respectively, but noted that, under current market conditions, very small differences in yield can affect comparative performance greatly, and that money market fund yields depend significantly less on investment adviser performance than on levels of yield support (expense limitations, fee waivers) provided to a fund. The Committee also noted that the Fund’s total net expense ratio was in the second quartile.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

In light of the factors noted above, the Trustees, including the Independent Trustees, also considered and approved a renegotiated subadvisory agreement with Loomis, Sayles & Company, L.P. for the Equity Fund at their meeting in May 2012, which became effective on June 1, 2012.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.47%	$1,071.70	$2.41	$1,022.40	$2.35
Service Class	1,000	0.72%	1,070.40	3.69	1,021.20	3.60
Equity Fund
Initial Class	1,000	0.45%	1,060.90	2.29	1,022.50	2.25
Service Class	1,000	0.70%	1,059.50	3.56	1,021.30	3.50
Managed Bond Fund
Initial Class	1,000	0.40%	1,031.10	2.01	1,022.70	2.00
Service Class	1,000	0.65%	1,029.80	3.26	1,021.50	3.25
Money Market Fund
Initial Class	1,000	0.14%	1,000.00	0.69	1,024.00	0.70

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.	L4540_IIa 712 CRN201309-162855

MML Series Investment Fund II
Semiannual Report

MML China Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2012

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“The first six months of 2012 remind us that it is impossible to predict what the financial markets will do, particularly over short periods of time. Our longstanding belief is that investors should avoid being swayed by the latest news out of Wall Street (or even Europe). Knowing that unexpected events affect the markets all the time, it is critical to plan ahead and maintain an investment strategy that relies on solid investment fundamentals. Your financial professional can likely provide invaluable assistance in this effort.”

June 30, 2012

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2012. Investors continued to navigate numerous economic and geo-political challenges and drove major U.S. and international stock indexes higher during the period, with U.S. stocks leading the way. On the U.S. economic front, the unemployment level remained in a tight range of between 8.1% and 8.3%, with some storm clouds on the horizon in the form of increased jobless claims in June 2012 – and the creation of fewer-than-projected new jobs during the period. Conversely, the housing market showed some signs of recovery, including a 5.9% increase in pending sales of existing homes throughout the country in June that largely reversed the 5.5% dip that occurred in May. The price of crude oil rose to a peak of nearly $110 per barrel in late February, dropped 29% to slightly more than $78 in mid-June, and rebounded somewhat by the end of the quarter to about $85. Oil’s overall decline during the period undermined the performance of energy stocks, but provided consumers with some relief in the form of lower prices at the gas pump. The price of gold rose in January and February before reversing course to finish essentially flat for the six-month period.

For the first half of 2012, the technology-heavy NASDAQ Composite® Index returned 13.30%, the large-cap stock S&P 500® Index advanced 9.48%, the small-cap stock Russell 2000® Index gained 8.53%, and the blue-chip stock Dow Jones Industrial AverageSM (the “Dow”) rose 6.82%. Foreign stocks from both developed and emerging markets trailed their U.S. counterparts significantly, as indicated by the MSCI® EAFE® Index’s return of 2.96%, representing foreign developed markets, and the 3.94% advance of the MSCI Emerging Markets Index. U.S. fixed-income investments advanced modestly, with the Barclays U.S. Aggregate Bond Index returning 2.37%.*

Key events that defined the period

The year started off with a significant rally that lifted stocks here and abroad, as share prices ground out steady gains punctuated by brief and shallow corrections during the first quarter of 2012. Evidence of an improving U.S. economy and investors who were mainly undaunted by Europe’s ongoing sovereign debt crisis were the primary factors driving the market’s gains through March. As the period progressed, data pointing to an economic slowdown in the U.S. and increasing investor concerns over Europe were primarily responsible for the volatility that characterized much of the second quarter, particularly April and May.

In January 2012, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria on concerns over high debt levels and the countries’ significant need to refinance in 2013. In February, the European Union downgraded its growth outlook for the region’s economies, raising new questions about the virtues of austerity plans and setting the stage for renegotiation of the budget-deficit targets for some member states. Continued improvements in U.S. economic data drove a higher level of confidence among investors for a firmer economic recovery. Encouraging economic data during February included a solid decline in claims for unemployment benefits. In March, Greece successfully passed a sovereign debt restructuring that cut its debt by approximately $140 billion. That same month, Chinese Premier Wen Jiabao cut that country’s 2012 target growth rate to 7.5%. Here at home, the economy strengthened, personal spending increased, and incomes also grew modestly.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

April began with the release of the minutes from the Federal Open Market Committee’s (“FOMC”) most recent meeting at which the Federal Reserve (the “Fed”) made no changes to key interest rates, but kept “Operation Twist” in place. Under Operation Twist, the Fed has been selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms in an effort to lower long-term interest rates. The FOMC minutes stated that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced that Operation Twist would continue through the end of 2012.

News from Europe and China was mixed in April and enough to trigger volatility in equity markets here and abroad. Prices on Spanish and Italian debt fell after rallying earlier in the year. In May, economic reports pointed to the potential for a slowdown in U.S. economic growth, and concerns over the European economy and the fate of the euro zone dominated the markets. Signals from Europe indicated deeper economic weakness and concern over Greece’s potential exit from the euro as its national currency. Germany reported larger-than-expected gains in factory orders and a surprise gain in industrial output, and China reported slower export growth and the country’s lowest industrial production growth since 2009. In June, the positive reaction to the election of a pro-austerity government in Greece was overshadowed by news that the yield of Spanish 10-year bonds hit an all-time high of more than 7%, driving Spain’s borrowing costs to potentially unsustainable levels.

On June 28, three months after conducting hearings on the subject, the U.S. Supreme Court revealed that it had voted five to four to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

The second quarter, which seemed to contain an especially busy news cycle of both positive and negative developments, ended with some good news for investors when Germany’s finance minister signaled the country’s potential willingness to take action sooner than expected to support short-term measures that would offer the euro zone additional bailout funds. Additionally, strong earnings announcements helped support stock prices in the U.S., and companies with noteworthy names from across numerous industries reported solid results.

Keeping it in perspective

The first six months of 2012 remind us that it is impossible to predict what the financial markets will do, particularly over short periods of time. Our longstanding belief is that investors should avoid being swayed by the latest news out of Wall Street (or even Europe). Knowing that unexpected events affect the markets all the time, it is critical to plan ahead and maintain an investment strategy that relies on solid investment fundamentals. Your financial professional can likely provide invaluable assistance in this effort.

Thank you for your continued confidence in MassMutual. We continue to work diligently to help you take the steps you need to take to prepare for a more secure financial future, despite what may be occurring in the financial markets – or the world.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Portfolio Summaries

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML China Fund Largest Holdings (% of Net Assets) on 6/30/12 (Unaudited)

Industrial & Commercial Bank of China	7.2%
China Mobile Ltd.	6.8%
Tencent Holdings Ltd.	6.2%
CNOOC Ltd.	5.3%
PetroChina Co. Ltd. Class H	4.9%
China Life Insurance Co. Ltd.	3.1%
Ping An Insurance Group Co. of China Ltd. Class H	2.5%
China Shenhua Energy Co. Ltd. Class H	2.3%
NetEase.com, Inc. Sponsored ADR (Cayman Islands)	2.3%
Haitong Securities Co. Ltd.	2.1%

42.7%

MML China Fund Sector Table (% of Net Assets) on 6/30/12 (Unaudited)

Financial	35.4%
Communications	19.8%
Industrial	15.1%
Energy	12.6%
Consumer, Non-cyclical	4.9%
Consumer, Cyclical	3.6%
Utilities	3.1%
Basic Materials	2.7%
Technology	1.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MML China Fund Country Weightings (% of Net Assets) on 6/30/12 (Unaudited)

China	49.6%
Cayman Islands	26.6%
Hong Kong	21.0%
Bermuda	1.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

3

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML High Yield Fund Quality Structure (% of Net Assets) on 6/30/12 (Unaudited)

Ba/BB	17.2%
B	57.4%
Below B	20.0%

Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities (Not Rated)	5.4%

Net Assets	100.0%

Ratings do not apply to the fund itself. If ratings differ, the fund’s subadviser utilizes the lower of Moody’s, S&P and/or Fitch ratings. Securities in the “not rated” category (above) have not been rated by an agency; however, the subadviser performs its own analysis and assigns comparable ratings.

4

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 6/30/12 (Unaudited)

U.S. Government, Aaa/AAA	115.9%
Aa/AA	5.5%
A/A	2.0%
Baa/BBB	0.4%

Total Long-Term Investments	123.8%
Short-Term Investments and Other Assets and Liabilities (Not Rated)	(23.8%)

Net Assets	100.0%

Ratings do not apply to the fund itself. If ratings differ, the fund’s subadviser utilizes the higher of Moody’s, S&P and/or Fitch ratings. Securities in the “not rated” category (above) have not been rated by an agency; however, the subadviser performs its own analysis and assigns comparable ratings.

5

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Short-Duration Bond Fund Quality Structure (% of Net Assets) on 6/30/12 (Unaudited)

U.S. Government, Aaa/AAA	38.6%
Aa/AA	2.8%
A/A	5.6%
Baa/BBB	20.1%
Ba/BB	6.3%
B and Below	0.4%

Total Long-Term Investments	73.8%
Short-Term Investments and Other Assets and Liabilities (Not Rated)	26.2%

Net Assets	100.0%

Ratings do not apply to the fund itself. If ratings differ, the fund’s subadviser utilizes the higher of Moody’s, S&P and/or Fitch ratings. Securities in the “not rated” category (above) have not been rated by an agency; however, the subadviser performs its own analysis and assigns comparable ratings.

6

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Small/Mid Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Small/Mid Cap Equity Fund Largest Holdings (% of Net Assets) on 6/30/12 (Unaudited)

HollyFrontier Corp.	2.3%
Robert Half International, Inc.	1.9%
Dunkin’ Brands Group, Inc.	1.8%
Questcor Pharmaceuticals, Inc.	1.6%
MSCI, Inc. Class A	1.5%
Waste Connections, Inc.	1.5%
The AES Corp.	1.5%
Old Dominion Freight Line, Inc.	1.4%
KBR, Inc.	1.3%
PVH Corp.	1.3%

16.1%

MML Small/Mid Cap Equity Fund Sector Table (% of Net Assets) on 6/30/12 (Unaudited)

Consumer, Non-cyclical	18.9%
Financial	18.8%
Industrial	15.2%
Consumer, Cyclical	14.9%
Technology	10.5%
Energy	6.0%
Communications	5.0%
Basic Materials	4.1%
Utilities	3.8%
Diversified	0.0%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

7

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 6/30/12 (Unaudited)

Samsung Electronics Co., Ltd.	6.3%
CNOOC Ltd.	3.6%
Hon Hai Precision Industry Co. Ltd.	3.6%
Sberbank	3.0%
Ping An Insurance Group Co. of China Ltd. Class H	2.9%
Vale SA Sponsored ADR (Brazil)	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	2.7%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.5%
HDFC Bank Ltd. ADR (India)	2.5%
LG Chem Ltd.	2.4%

32.3%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 6/30/12 (Unaudited)

Financial	25.8%
Energy	13.8%
Industrial	12.4%
Basic Materials	12.0%
Technology	11.7%
Communications	8.6%
Consumer, Cyclical	4.7%
Consumer, Non-cyclical	4.0%
Diversified	2.1%

Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 6/30/12 (Unaudited)

Republic of Korea	18.5%
Brazil	12.7%
China	11.5%
Russia	8.3%
Hong Kong	7.8%
Taiwan	7.7%
India	6.9%
Cayman Islands	6.1%
South Africa	5.4%
Mexico	5.2%
Poland	1.6%
Bermuda	1.5%
United Kingdom	1.1%
Switzerland	0.8%
Canada	0.0%

Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%

Net Assets	100.0%

8

MML China Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Auto Manufacturers — 1.2%
Dongfeng Motor Group Co. Ltd. Class H	94,000	$147,278
Geely Automobile Holdings Ltd.	250,000	88,468

		235,746

Banks — 15.2%
Agricultural Bank of China Ltd.	893,000	360,540
Bank of China Ltd. Class H	920,000	352,030
China CITIC Bank Class H	99,000	50,406
China Construction Bank Corp. Class H	360,260	248,390
China Merchants Bank Co. Ltd.	141,500	267,997
China Minsheng Banking Corp. Ltd. Class H	255,000	228,022
Industrial & Commercial Bank of China	2,433,545	1,360,778

		2,868,163

Building Materials — 3.6%
Anhui Conch Cement Co. Ltd. Class H	82,000	225,455
BBMG Corp.	370,500	260,510
China Resources Cement Holdings Ltd.	194,000	114,047
China Shanshui Cement Group	112,000	76,491

		676,503

Coal — 2.3%
China Shenhua Energy Co. Ltd. Class H	125,500	442,585

Computers — 1.1%
Lenovo Group Ltd.	244,000	207,865

Diversified Financial — 3.7%
CITIC Securities Co. Ltd. (a)	144,000	305,408
Haitong Securities Co. Ltd. (a)	281,200	390,739

		696,147

Electric — 1.8%
Huaneng Power International, Inc.	444,000	335,500

Electrical Components & Equipment — 2.0%
Zhuzhou CSR Times Electric Co. Ltd. Class H	135,000	371,715

Engineering & Construction — 4.4%
China Communications Construction Co. Ltd. Class H	105,000	93,157
China Railway Construction Corp. Ltd.	276,000	232,202
China Railway Group Ltd.	448,000	189,296

	Number of Shares	Value
China State Construction International Holdings Ltd.	334,000	$317,489

		832,144

Foods — 0.9%
Tingyi Cayman Islands Holding Corp.	64,000	165,185

Forest Products & Paper — 1.1%
Nine Dragons Paper Holdings Ltd.	382,000	215,640

Gas — 1.3%
Beijing Enterprises Holdings Ltd.	42,000	253,506

Health Care – Products — 4.0%
Hengan International Group Co. Ltd.	39,000	378,698
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	124,000	137,588
Trauson Holdings Co. Ltd.	616,000	246,927

		763,213

Insurance — 10.6%
China Life Insurance Co. Ltd.	223,000	584,396
China Pacific Insurance Group Co. Ltd. Class H	117,170	381,980
New China Life Insurance Co. Ltd.	59,200	228,398
PICC Property & Casualty Co. Ltd. Class H	293,800	332,608
Ping An Insurance Group Co. of China Ltd. Class H	58,000	467,662

		1,995,044

Internet — 10.8%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	3,000	344,940
NetEase.com, Inc. Sponsored ADR (Cayman Islands) (a)	7,400	435,490
SINA Corp. (a)	1,700	88,077
Tencent Holdings Ltd.	39,400	1,163,502

		2,032,009

Machinery – Construction & Mining — 0.6%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (a)	85,600	110,002

Metal Fabricate & Hardware — 0.8%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	511,000	145,702

Mining — 1.5%
Zhaojin Mining Industry Co. Ltd. Class H	219,500	288,927

Oil & Gas — 10.2%
CNOOC Ltd.	496,000	1,000,576
PetroChina Co. Ltd. Class H	716,000	931,745

		1,932,321

The accompanying notes are an integral part of the financial statements.

9

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 7.1%
Agile Property Holdings Ltd.	94,000	$122,601
China Everbright International Ltd.	441,000	209,411
China Overseas Land & Investment Ltd.	122,000	286,198
China Resources Land Ltd.	108,000	223,595
KWG Property Holding Ltd.	278,500	177,166
Shimao Property Holdings Ltd.	213,000	330,403

		1,349,374

Retail — 2.4%
Belle International Holdings Ltd.	172,000	294,649
Springland International Holdings Ltd.	272,000	153,200

		447,849

Telecommunications — 10.9%
AAC Acoustic Technologies Holdings, Inc.	122,000	353,275
China Mobile Ltd.	117,500	1,292,909
China Unicom Ltd.	236,000	295,887
ZTE Corp. Class H	63,600	124,227

		2,066,298

Transportation — 0.8%
China South Locomotive and Rolling Stock Corp. Ltd. Class H	194,000	152,062

TOTAL COMMON STOCK (Cost $18,795,691)		18,583,500

TOTAL EQUITIES (Cost $18,795,691)		18,583,500

TOTAL LONG-TERM INVESTMENTS (Cost $18,795,691)		18,583,500

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (b)	$290,289	$290,289

TOTAL SHORT-TERM INVESTMENTS (Cost $290,289)		290,289

TOTAL INVESTMENTS — 99.8% (Cost $19,085,980) (c)		18,873,789

Other Assets/(Liabilities) — 0.2%		31,209

NET ASSETS — 100.0%		$18,904,998

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $290,289. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $296,487.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

10

MML High Yield Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 94.6%

BANK LOANS — 0.9%
Internet — 0.9%
Atlantic Broadband Financial LLC 9.750% 10/04/19	$1,104,467	$1,089,557

TOTAL BANK LOANS (Cost $1,097,534)		1,089,557

CORPORATE DEBT — 93.7%
Advertising — 0.3%
inVentiv Health, Inc. (a) 10.000% 8/15/18	450,000	384,750

Aerospace & Defense — 2.4%
AAR Corp. (a) 7.250% 1/15/22	800,000	792,000
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	750,000	772,500
Ducommun, Inc. 9.750% 7/15/18	1,170,000	1,231,425

		2,795,925

Agriculture — 0.3%
American Rock Salt Co. LLC/American Rock Capital Corp. (a) 8.250% 5/01/18	395,000	341,675

Apparel — 1.5%
Perry Ellis International, Inc. 7.875% 4/01/19	1,710,000	1,722,825

Auto Parts & Equipment — 1.4%
Affinia Group, Inc. 9.000% 11/30/14	1,700,000	1,714,875

Automotive & Parts — 5.5%
Accuride Corp. 9.500% 8/01/18	1,265,000	1,302,950
American Axle & Manufacturing, Inc. 7.875% 3/01/17	665,000	686,613
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	304,950
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	500,000	539,375
Delphi Corp. 5.875% 5/15/19	240,000	256,200
Delphi Corp. 6.125% 5/15/21	160,000	174,800
International Automotive Components Group SA (a) 9.125% 6/01/18	1,460,000	1,332,250
Meritor, Inc. STEP 4.625% 3/01/26	715,000	621,156

	Principal Amount	Value
Pittsburgh Glass Works LLC (a) 8.500% 4/15/16	$390,000	$358,800
Titan International, Inc. 7.875% 10/01/17	325,000	334,750
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	540,000	600,750

		6,512,594

Banks — 3.2%
Ally Financial, Inc. 6.750% 12/01/14	250,000	263,125
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,442,175
CIT Group, Inc. 5.250% 3/15/18	2,015,000	2,080,487

		3,785,787

Building Materials — 1.8%
Interline Brands, Inc. 7.000% 11/15/18	460,000	478,400
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	615,000	642,675
USG Corp. (a) 7.875% 3/30/20	1,000,000	1,035,000

		2,156,075

Chemicals — 2.9%
Georgia Gulf Corp. (a) 9.000% 1/15/17	315,000	351,225
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.000% 11/15/20	545,000	470,063
Ineos Finance PLC (a) 7.500% 5/01/20	985,000	992,387
Ineos Finance PLC (a) 8.375% 2/15/19	930,000	962,550
Omnova Solutions, Inc. 7.875% 11/01/18	690,000	691,725

		3,467,950

Coal — 0.2%
CONSOL Energy, Inc. 8.250% 4/01/20	250,000	262,500

Commercial Services — 1.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250% 1/15/19	545,000	584,512
Rent-A-Center, Inc. 6.625% 11/15/20	330,000	351,450
RR Donnelley & Sons Co. 7.250% 5/15/18	190,000	180,975

The accompanying notes are an integral part of the financial statements.

11

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250% 2/01/21	$575,000	$612,375
United Rentals North America, Inc. 8.375% 9/15/20	390,000	410,475

		2,139,787

Diversified Financial — 2.6%
American General Finance Corp. 6.500% 9/15/17	425,000	335,750
Community Choice Financial, Inc. (a) 10.750% 5/01/19	780,000	772,200
International Lease Finance Corp. 4.875% 4/01/15	680,000	683,365
International Lease Finance Corp. 5.750% 5/15/16	550,000	558,020
International Lease Finance Corp. 5.875% 4/01/19	275,000	275,267
International Lease Finance Corp. 8.625% 9/15/15	450,000	497,250

		3,121,852

Electric — 1.1%
Atlantic Power Corp. (a) 9.000% 11/15/18	570,000	582,825
NRG Energy, Inc. 8.250% 9/01/20	675,000	698,625

		1,281,450

Electrical Components & Equipment — 0.3%
Anixter, Inc. 5.625% 5/01/19	400,000	413,000

Entertainment — 1.2%
Jacobs Entertainment, Inc. 9.750% 6/15/14	375,000	372,188
Vail Resorts, Inc. 6.500% 5/01/19	230,000	241,500
WM Finance Corp. (a) 9.500% 6/15/16	207,000	225,630
WMG Acquisition Corp. 9.500% 6/15/16	515,000	561,350

		1,400,668

Forest Products & Paper — 1.5%
Sappi Papier Holding GmbH (a)(b) 8.375% 6/15/19	1,000,000	1,001,250
Xerium Technologies, Inc. 8.875% 6/15/18	925,000	728,438

		1,729,688

Hand & Machine Tools — 1.4%
Mcron Finance Sub LLC/Mcron Finance Corp. (a) 8.375% 5/15/19	830,000	821,700

	Principal Amount	Value
Thermadyne Holdings Corp. 9.000% 12/15/17	$875,000	$894,688

		1,716,388

Health Care – Products — 1.9%
Alere, Inc. 9.000% 5/15/16	1,925,000	1,958,687
Teleflex, Inc. 6.875% 6/01/19	280,000	297,500

		2,256,187

Health Care – Services — 1.5%
HCA, Inc. 6.500% 2/15/20	410,000	444,338
HCA, Inc. 7.500% 2/15/22	960,000	1,046,400
HEALTHSOUTH Corp. 7.250% 10/01/18	220,000	234,300

		1,725,038

Holding Company – Diversified — 0.9%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a) 8.500% 5/15/18	350,000	343,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a) 9.750% 4/15/19	780,000	778,050

		1,121,050

Household Products — 0.9%
Armored Autogroup, Inc. (a) 9.500% 11/01/18	1,210,000	1,043,625

Investment Companies — 1.3%
PBF Holding Co. LLC/PBF Finance Corp. (a) 8.250% 2/15/20	1,595,000	1,591,013

Leisure Time — 3.3%
Brunswick Corp. 7.125% 8/01/27	1,010,000	996,112
Brunswick Corp. 7.375% 9/01/23	285,000	289,988
Carlson Wagonlit BV (a) 6.875% 6/15/19	920,000	943,000
Sabre Holdings Corp. 8.350% 3/15/16	1,800,000	1,701,000

		3,930,100

Lodging — 1.7%
MGM Mirage 7.625% 1/15/17	375,000	387,187
MGM Resorts International (a) 8.625% 2/01/19	460,000	492,200

The accompanying notes are an integral part of the financial statements.

12

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a) 5.375% 3/15/22	$1,125,000	$1,130,625

		2,010,012

Machinery – Diversified — 1.1%
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,355,520

Manufacturing — 3.6%
Bombardier, Inc. (a) 5.750% 3/15/22	1,050,000	1,046,062
Griffon Corp. 7.125% 4/01/18	870,000	883,050
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	1,360,000	1,360,000
Polypore International, Inc. 7.500% 11/15/17	600,000	636,750
Trimas Corp. 9.750% 12/15/17	320,000	352,000

		4,277,862

Media — 4.2%
Cequel Communications Holdings I LLC/Cequel Capital Corp. (a) 8.625% 11/15/17	1,625,000	1,750,937
Clear Channel Worldwide Holdings, Inc. (a) 7.625% 3/15/20	95,000	90,963
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	795,000	822,825
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	635,000	696,912
Nara Cable Funding Ltd. (a) 8.875% 12/01/18	1,165,000	1,001,900
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	550,000	580,938

		4,944,475

Metal Fabricate & Hardware — 0.4%
Mueller Water Products, Inc. 7.375% 6/01/17	500,000	500,000

Mining — 1.5%
FMG Resources Property Ltd. (a) 6.000% 4/01/17	300,000	301,500
FMG Resources Property Ltd. (a) 6.875% 4/01/22	245,000	246,837
FMG Resources Property Ltd. (a) 7.000% 11/01/15	445,000	453,900
FMG Resources Property Ltd. (a) 8.250% 11/01/19	230,000	243,800

	Principal Amount	Value
Kaiser Aluminum Corp. (a) 8.250% 6/01/20	$570,000	$581,400

		1,827,437

Oil & Gas — 16.6%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	2,312,000	2,283,100
Aurora USA Oil & Gas, Inc. (a) 9.875% 2/15/17	1,440,000	1,476,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	1,275,000	1,278,187
Calumet Specialty Products Partners LP/Calumet Finance Corp. (a) 9.625% 8/01/20	1,030,000	1,045,450
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (a) 6.625% 11/15/19	230,000	207,000
Coffeyville Resources LLC/Coffeyville Finance, Inc. (a) 9.000% 4/01/15	800,000	852,000
Concho Resources, Inc. 5.500% 10/01/22	1,000,000	990,000
Concho Resources, Inc. 6.500% 1/15/22	370,000	384,800
Goodrich Petroleum Corp. 8.875% 3/15/19	1,175,000	1,119,187
Halcon Resources Corp. (b) 9.750% 7/15/20	900,000	887,814
Hercules Offshore, Inc. (a) 7.125% 4/01/17	600,000	582,000
Hercules Offshore, Inc. (a) 10.250% 4/01/19	610,000	582,550
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 7.625% 4/15/21	440,000	468,600
Kodiak Oil & Gas Corp. (a) 8.125% 12/01/19	260,000	267,800
MEG Energy Corp. (a) 6.500% 3/15/21	340,000	347,225
Northern Tier Energy LLC/Northern Tier Finance Corp. 10.500% 12/01/17	920,000	984,400
PetroBakken Energy Ltd. (a) 8.625% 2/01/20	465,000	462,675
Resolute Energy Corp. (a) 8.500% 5/01/20	625,000	620,313
Samson Investment Co. (a) 9.750% 2/15/20	1,500,000	1,492,500
Sandridge Energy, Inc. (a) 8.000% 6/01/18	600,000	607,500

The accompanying notes are an integral part of the financial statements.

13

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SandRidge Energy, Inc. 8.750% 1/15/20	$490,000	$510,825
SM Energy Co. (a) 6.500% 1/01/23	700,000	705,250
Unit Corp. 6.625% 5/15/21	535,000	532,325
Venoco, Inc. 8.875% 2/15/19	1,235,000	1,123,850

		19,811,351

Oil & Gas Services — 0.3%
Hornbeck Offshore Services, Inc. (a) 5.875% 4/01/20	400,000	397,000

Packaging & Containers — 3.8%
Consolidation Container Co. LLC/Consolidation Container Capital, Inc. 10.125% 7/15/20	1,000,000	1,030,000
Sealed Air Corp. (a) 8.125% 9/15/19	425,000	473,875
Sealed Air Corp. (a) 8.375% 9/15/21	249,000	281,370
Silgan Holdings, Inc. (a) 5.000% 4/01/20	1,500,000	1,533,750
Tekni-Plex, Inc. (a) 9.750% 6/01/19	1,140,000	1,151,400

		4,470,395

Pharmaceuticals — 3.1%
Grifols, Inc. 8.250% 2/01/18	466,000	499,785
Mylan, Inc. (a) 6.000% 11/15/18	550,000	578,875
Valeant Pharmaceuticals International (a) 6.750% 10/01/17	450,000	469,125
Valeant Pharmaceuticals International (a) 6.875% 12/01/18	225,000	232,594
Valeant Pharmaceuticals International (a) 7.000% 10/01/20	300,000	303,000
Warner Chilcott Corp. LLC 7.750% 9/15/18	1,535,000	1,646,287

		3,729,666

Pipelines — 1.6%
Everest Acquisition LLC/Everest Acquisition Finance, Inc. (a) 9.375% 5/01/20	1,115,000	1,155,419
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 2/01/21	540,000	561,600

	Principal Amount	Value
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a) 6.375% 8/01/22	$220,000	$219,450

		1,936,469

Retail — 3.3%
99 Cents Only Stores (a) 11.000% 12/15/19	750,000	810,000
Fiesta Restaurant Group Inc. (a) 8.875% 8/15/16	800,000	840,000
Inergy LP/Inergy Finance Corp. 7.000% 10/01/18	375,000	386,250
Landry’s, Inc. (a) 9.375% 5/01/20	930,000	945,112
Sally Holdings LLC/Sally Capital, Inc. 6.875% 11/15/19	300,000	326,250
Sonic Automotive, Inc. (a) 7.000% 7/15/22	550,000	569,250

		3,876,862

Savings & Loans — 0.8%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (c) 9.750% 4/01/17	750,000	3,750
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a) 9.500% 6/15/19	870,000	903,713

		907,463

Software — 6.8%
Audatex North America, Inc. (a) 6.750% 6/15/18	1,075,000	1,131,437
EVERTEC LLC/EVERTEC Finance Corp. (a) 11.000% 10/01/18	735,000	769,912
EVERTEC, Inc. 11.000% 10/01/18	1,980,000	2,083,950
Fidelity National Information Services, Inc. (a) 5.000% 3/15/22	450,000	457,875
Fidelity National Information Services, Inc. 7.875% 7/15/20	225,000	253,125
First Data Corp. (a) 7.375% 6/15/19	2,340,000	2,386,800
First Data Corp. 9.875% 9/24/15	258,000	261,225
First Data Corp. 11.250% 3/31/16	50,000	47,125
First Data Corp. 12.625% 1/15/21	258,000	258,323

The accompanying notes are an integral part of the financial statements.

14

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sophia LP/Sophia Finance, Inc. (a) 9.750% 1/15/19	$435,000	$462,188

		8,111,960

Storage & Warehousing — 0.4%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	465,000	453,375

Telecommunications — 3.4%
CPI International, Inc. 8.000% 2/15/18	1,160,000	1,045,450
Frontier Communications Corp. 9.250% 7/01/21	855,000	919,125
Sprint Capital Corp. 6.900% 5/01/19	450,000	423,000
Sprint Nextel Corp. (a) 11.500% 11/15/21	838,000	934,370
ViaSat, Inc. 8.875% 9/15/16	450,000	481,500
Windstream Corp. 7.500% 6/01/22	280,000	288,400

		4,091,845

Transportation — 1.9%
CHC Helicopter SA 9.250% 10/15/20	1,310,000	1,280,525
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	905,000	990,975

		2,271,500

TOTAL CORPORATE DEBT (Cost $110,370,294)		111,587,994

TOTAL BONDS & NOTES (Cost $111,467,828)		112,677,551

TOTAL LONG-TERM INVESTMENTS (Cost $111,467,828)		112,677,551

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.4%
Time Deposits — 6.4%
Euro Time Deposit 0.010% 7/02/12	$7,589,811	$7,589,811

TOTAL SHORT-TERM INVESTMENTS (Cost $7,589,811)		7,589,811

TOTAL INVESTMENTS — 101.0% (Cost $119,057,639) (d)		120,267,362

Other Assets/(Liabilities) — (1.0)%		(1,238,364)

NET ASSETS — 100.0%		$119,028,998

Notes to Portfolio of Investments

STEP	Step Up Bond
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $53,669,952 or 45.09% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2012, these securities amounted to a value of $3,750 or 0.00% of net assets.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected and Income Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 123.8%

CORPORATE DEBT — 2.2%
Diversified Financial — 0.2%
General Electric Capital Corp. 3.500% 8/13/12	$1,000,000	$1,003,331

Insurance — 1.2%
Berkshire Hathaway, Inc. FRN 0.896% 2/11/13	2,900,000	2,910,799
MetLife Global Funding I (a) 2.875% 9/17/12	500,000	502,095
Pacific Life Global Funding VRN (a) 4.830% 2/06/16	2,000,000	2,015,800

		5,428,694

Multi-National — 0.5%
International Bank for Reconstruction & Development FRN 3.712% 12/10/13	2,105,000	2,091,065

Telecommunications — 0.3%
Telefonica Emisiones SAU FRN 0.795% 2/04/13	1,275,000	1,249,508

TOTAL CORPORATE DEBT (Cost $9,553,560)		9,772,598

MUNICIPAL OBLIGATIONS — 0.2%
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.915% 1/25/21	521,545	521,754
Louisiana State Public Facilities Authority FRN 1.365% 4/26/27	450,000	451,021

		972,775

TOTAL MUNICIPAL OBLIGATIONS (Cost $970,832)		972,775

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 22.0%
Automobile ABS — 6.0%
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	1,075,000	1,075,094
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840% 6/09/14	465,233	465,398
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	113,884	113,939

	Principal Amount	Value
ARI Fleet Lease Trust 2010-A, Series 2012-A, Class A FRN (a) 0.791% 3/15/20	$694,072	$694,074
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.383% 8/20/13	2,298,667	2,289,726
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A (a) 5.680% 2/20/14	525,000	535,228
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A (a) 9.310% 10/20/13	433,333	439,109
Bank of America Auto Trust, Series 2009-3A, Class A4 (a) 2.670% 12/15/16	1,120,000	1,133,103
Carnow Auto Receivables Trust (a) 2.090% 1/15/15	468,678	468,611
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.989% 11/07/23	900,000	900,000
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.992% 9/15/21	2,664,477	2,672,393
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.242% 12/15/20	1,170,762	1,172,381
CPS Auto Trust, Series 2010-A, Class A (a) 2.890% 3/15/16	296,215	296,648
DT Auto Owner Trust, Series 2011-2A, Class B (a) 2.120% 2/16/16	650,000	651,337
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	266,988	267,721
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	500,000	502,974
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	153,988	154,359
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	500,000	508,066
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	118,582	118,631

The accompanying notes are an integral part of the financial statements.

16

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (a) 4.260% 3/25/14	$1,310,000	$1,331,564
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	304,124	303,921
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	1,300,000	1,300,301
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	925,000	928,072
Santander Drive Auto Receivables Trust, Series 2012-3, Class A2 0.830% 4/15/15	795,000	794,989
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	335,975	336,198
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	59,756	59,768
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 (b) 1.060% 8/17/15	830,000	829,947
Santander Drive Auto Receivables Trust, Series 2012-1, Class A2 1.250% 4/15/15	400,000	401,500
Santander Drive Auto Receivables Trust, Series 2010-3, Class B 2.050% 5/15/15	2,175,000	2,180,061
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (a) 2.100% 9/15/14	2,250,000	2,254,297
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	500,000	500,145
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	320,000	323,061
Westlake Automobile Receivables Trust, Series 2010-1A, Class B (a) 5.000% 5/15/15	146,156	146,988
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.792% 3/15/18	77,428	77,447

		26,227,051

Commercial MBS — 0.6%
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.712% 4/12/38	2,106,134	2,186,710

	Principal Amount	Value
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	$357,811	$362,758

		2,549,468

Credit Card ABS — 0.2%
Discover Card Master Trust, Series 2012-A2, Class A2 FRN 0.391% 10/17/16	1,100,000	1,099,210

Home Equity ABS — 1.5%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.515% 8/25/35	355,006	335,246
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.695% 4/25/35	680,779	661,831
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.605% 7/25/35	266,220	250,206
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.615% 11/25/34	359,523	352,379
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.830% 8/28/44	95,417	91,493
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.625% 11/25/35	196,595	195,033
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.675% 4/25/35	214,469	205,589
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.475% 9/25/34	129,057	122,818
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.645% 4/25/35	543,657	515,606
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.425% 7/25/36	362,566	356,040
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.655% 11/25/35	743,649	729,864
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.980% 6/28/35	797,617	718,788
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.545% 6/25/35	720,136	707,499

The accompanying notes are an integral part of the financial statements.

17

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.715% 5/25/35	$366,339	$350,327
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.625% 8/25/35	541,714	520,913
Quest Trust, Series 2005-X1, Class M1 FRN (a) 0.745% 3/25/35	214,856	204,642
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.595% 6/25/35	42,278	42,282
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.435% 3/25/36	329,360	319,340
Structured Asset Investment Loan Trust, Series 2005-2, Class A1 FRN 0.765% 3/25/35	46,056	46,022
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.795% 12/25/32	44,654	43,754

		6,769,672

Other ABS — 3.3%
321 Henderson Receivables I LLC, Series 2005-1A, Class A1 FRN (a) 0.471% 11/15/40	1,057,038	956,289
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	770,000	770,030
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.422% 8/18/21	217,823	208,021
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.042% 12/15/15	700,000	701,923
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	260,308	260,318
Great America Leasing Receivables, Series 2012-1, Class A2 (a) 0.950% 3/17/14	800,000	800,038
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	271,574	271,685
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.488% 6/02/17	475,000	473,561
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	196,185	196,265

	Principal Amount	Value
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A (a) 5.362% 10/20/28	$397,110	$401,802
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	393,204	393,198
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.442% 2/15/16	625,000	626,045
PFS Financing Corp., Series 2010-DA, Class A FRN (a) 1.691% 2/15/15	4,400,000	4,425,345
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (a) 0.393% 3/20/19	316,511	310,737
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.243% 9/20/19	637,872	633,648
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	227,471	227,608
Tax Liens Securitization Trust, Series 2010-1A, Class 2A2 (a) 2.000% 4/15/18	155,138	155,526
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.490% 5/15/20	1,337,292	1,299,567
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.641% 10/15/15	296,000	296,971
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.742% 7/15/41	935,452	935,463

		14,344,040

Student Loans ABS — 9.6%
Access Group, Inc., Series 2007-1, Class A2 FRN 0.495% 4/25/17	668,303	663,382
Access Group, Inc., Series 2005-2, Class A2 FRN 0.596% 11/22/19	992,825	987,862
Access Group, Inc., Series 2007-A, Class A2 FRN 0.596% 8/25/26	276,273	264,960
Access Group, Inc., Series 2002-1, Class A2 FRN 0.647% 9/25/25	363,784	362,007
Access Group, Inc., Series 2003-1, Class A2 FRN 0.727% 12/27/16	890,464	886,208

The accompanying notes are an integral part of the financial statements.

18

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.655% 1/25/13	$40,600	$40,591
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.553% 12/26/18	633,580	631,762
Brazos Higher Education Authority, Series 2005-2, Class A9 FRN 0.567% 12/26/17	328,673	328,037
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.577% 9/25/23	290,234	289,519
Brazos Higher Education Authority FRN 0.627% 6/27/22	2,577,039	2,565,288
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.470% 3/28/17	219,600	219,225
College Loan Corp. Trust, Series 2005-2, Class A2 FRN 0.576% 10/15/21	209,363	208,950
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	1,175,000	987,000
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.550% 12/28/21	964,932	959,415
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.560% 12/28/21	410,872	409,338
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.627% 12/15/22	1,478,938	1,472,409
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.739% 12/15/42	550,000	539,341
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.739% 6/15/43	750,000	716,250
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.741% 12/15/32	1,000,000	982,392
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.970% 6/15/43	250,000	217,500
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.536% 5/25/23	497,186	487,768

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.566% 8/25/25	$2,053,935	$2,035,924
GCO Education Loan Funding Trust,, Series 2007-1, Class A7AR FRN (a) 1.590% 11/26/46	425,000	379,298
Higher Education Funding Hef 2005 1 A2 0.566% 2/25/24	844,331	839,585
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.716% 1/01/44	425,000	366,521
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.740% 1/01/44	300,000	256,022
Keycorp Student Loan Trust, Series 2006-A, Class 2A2 FRN 0.540% 6/27/25	310,738	308,295
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.725% 10/25/32	220,714	207,575
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 0.843% 9/20/22	873,594	875,678
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.285% 6/25/25	71,215	71,008
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.355% 3/25/26	1,323,341	1,307,848
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.636% 5/25/27	753,447	746,282
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.045% 4/25/46	335,277	338,139
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.565% 10/28/26	628,522	624,473
Northstar Education Finance, Inc., Series 2004-2 FRN 0.585% 4/28/16	644,021	642,709
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.656% 11/28/23	2,821	2,818
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.545% 1/25/18	890,000	888,056
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.586% 1/15/19	2,725,783	2,707,184

The accompanying notes are an integral part of the financial statements.

19

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.636% 7/15/36	$550,000	$509,962
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.517% 9/15/20	70,096	69,890
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.545% 4/25/17	23,988	23,987
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.545% 4/27/20	98,481	98,012
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.555% 4/25/22	105,321	105,305
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.555% 4/25/22	27,059	27,044
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.647% 3/15/19	668,259	668,098
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.665% 1/25/16	197,018	196,964
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.667% 12/17/18	62,578	62,566
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.687% 12/15/17	237,966	237,982
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.715% 1/25/19	183,881	183,862
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.965% 10/25/17	433,956	435,657
SLM Student Loan Trust, Series 2003-7, Class B FRN 1.037% 9/15/39	1,231,901	944,861
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.057% 3/15/38	456,960	354,695
SLM Student Loan Trust, Series 2003-11, Class B FRN 1.117% 12/15/38	951,097	777,217
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.338% 8/15/23	680,000	679,994
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.341% 12/15/21	581,385	581,367

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.515% 7/25/16	$148,329	$150,608
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.642% 8/15/25	583,983	588,016
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.728% 12/15/16	700,000	699,781
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.730% 12/15/16	3,050,000	3,049,047
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.892% 12/15/17	1,419,951	1,425,668
SLM Student Loan Trust, Series 2003-5, Class A7 2.739% 6/17/30	100,000	92,892
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.741% 9/15/39	950,000	700,187
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.585% 7/28/26	441,954	437,969
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.655% 10/28/28	403,232	401,245
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.915% 1/25/21	744,406	744,814
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.646% 5/25/30	1,051,927	1,050,599

		42,114,908

WL Collateral CMO — 0.6%
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.525% 6/25/36	121,687	121,494
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	708,302	713,835
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	1,882,678	1,890,962

		2,726,291

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-WF1, Class A4 FRN 0.415% 2/25/36	264,995	263,367

The accompanying notes are an integral part of the financial statements.

20

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.495% 11/25/37	$464,965	$445,985

		709,352

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $96,677,321)		96,539,992

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.5%
Pass-Through Securities — 0.5%
Government National Mortgage Association FRN Pool #G282462 3.500% 1/20/40	670,103	703,973
Federal Home Loan Mortgage Corp. FRN Pool #1Q0239 2.384% 3/01/37	1,486,006	1,583,748

		2,287,721

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,225,689)		2,287,721

U.S. TREASURY OBLIGATIONS — 98.9%
U.S. Treasury Bonds & Notes — 98.9%
U.S. Treasury Inflation Index (c) 0.125% 4/15/16	17,466,769	18,180,444
U.S. Treasury Inflation Index (c) 0.125% 4/15/17	4,957,656	5,233,426
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	21,343,770	22,582,712
U.S. Treasury Inflation Index (c) 0.500% 4/15/15	4,888,161	5,075,285
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	14,993,349	16,698,842
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	5,920,289	6,210,288
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	19,333,482	22,248,604
U.S. Treasury Inflation Index (c) 1.250% 4/15/14	14,967,140	15,452,404
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	17,947,592	20,838,842
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	5,851,233	6,680,008
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	8,510,240	9,894,482
U.S. Treasury Inflation Index (c) 1.625% 1/15/15	17,498,849	18,595,256

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	$9,058,995	$10,337,165
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	8,037,799	10,070,486
U.S. Treasury Inflation Index 1.875% 7/15/13	6,262,450	6,413,137
U.S. Treasury Inflation Index (c) 1.875% 7/15/15	11,844,340	12,880,720
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	8,457,355	10,115,131
U.S. Treasury Inflation Index (c) 2.000% 1/15/14	7,500,944	7,788,088
U.S. Treasury Inflation Index (c) 2.000% 7/15/14	20,850,363	22,093,232
U.S. Treasury Inflation Index (c) 2.000% 1/15/16	12,888,302	14,259,695
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	9,370,677	11,958,595
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	9,937,606	11,890,187
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	5,720,666	8,119,771
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	10,068,563	14,369,733
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	10,608,510	12,242,878
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	18,964,861	24,975,830
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	7,694,022	10,324,415
U.S. Treasury Inflation Index (c) 2.500% 7/15/16	10,251,720	11,735,820
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	8,866,166	12,303,880
U.S. Treasury Inflation Index (c) 2.625% 7/15/17	10,782,873	12,808,026
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	3,239,975	5,219,399
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	9,330,157	14,393,950
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	13,265,554	21,434,229

		433,424,960

TOTAL U.S. TREASURY OBLIGATIONS (Cost $384,937,997)		433,424,960

TOTAL BONDS & NOTES (Cost $494,365,399)		542,998,046

TOTAL LONG-TERM INVESTMENTS (Cost $494,365,399)		542,998,046

The accompanying notes are an integral part of the financial statements.

21

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 63.7%
Commercial Paper — 62.2%
AGL Capital Corp. (a) 0.456% 7/09/12	$6,400,000	$6,399,280
Bacardi Ltd. (a) 0.456% 7/18/12	6,400,000	6,398,560
British Aerospace Public Ltd. Co. (a) 0.568% 7/26/12	6,400,000	6,397,411
Carnival Corp. (a) 0.639% 7/16/12	6,400,000	6,398,208
Centrica PLC (a) 0.820% 10/24/12	6,300,000	6,283,354
Covidien International Finance (a) 0.477% 7/16/12	10,000,000	9,997,911
Daimler Finance North America LLC (a) 0.578% 9/04/12	6,400,000	6,393,312
DENTSPLY International, Inc. (a) 0.466% 7/09/12	6,400,000	6,399,264
Deutsche Telecom AG (a) 0.568% 8/29/12	6,400,000	6,394,027
Dominion Resources (a) 0.497% 9/10/12	6,500,000	6,493,630
DTE Capital Corp. (a) 0.487% 7/11/12	5,300,000	5,299,223
Duke Energy Corp. (a) 0.456% 8/27/12	6,400,000	6,395,360
Ecolab, Inc. (a) 0.456% 7/17/12	6,400,000	6,398,640
Elsevier Finance SA (a) 0.629% 7/25/12	6,400,000	6,397,244
Enbridge Energy Partners LP (a) 0.446% 7/19/12	6,400,000	6,398,514
FMC Technologies, Inc. (a) 0.497% 7/24/12	5,680,000	5,678,144
Glencore Funding LLC 0.710% 8/16/12	6,400,000	6,394,068
Hewlett Packard Co. (a) 0.517% 8/08/12	10,900,000	10,893,978
Holcim US Finance Sarl & Cie (a) 0.578% 8/30/12	6,400,000	6,393,819
Johnson Controls, Inc. (a) 0.528% 9/24/12	6,300,000	6,292,174
Marathon Oil Corp. (a) 0.466% 7/27/12	5,000,000	4,998,275
Marriott International (a) 0.507% 9/19/12	6,400,000	6,392,800
Michelin Luxembourg SCS (a) 0.477% 9/10/12	6,400,000	6,393,984

	Principal Amount	Value
National Fuel Gas Co. 0.456% 7/26/12	$6,400,000	$6,397,920
National Grid USA (a) 0.783% 10/12/12	6,400,000	6,385,764
NextEra Energy Capital Holdings, Inc. (a) 0.446% 7/30/12	1,315,000	1,314,518
NextEra Energy Capital Holdings, Inc. (a) 0.466% 8/09/12	7,000,000	6,996,422
OGE Energy Corp. (a) 0.446% 7/09/12	1,040,000	1,039,886
OGE Energy Corp. (a) 0.456% 7/09/12	1,040,000	1,039,883
Omnicom Capital, Inc. (a) 0.476% 7/26/12	6,400,000	6,397,995
ONEOK, Inc. (a) 0.456% 7/19/12	5,400,000	5,398,717
ONEOK, Inc. (a) 0.456% 7/24/12	1,000,000	999,700
Pall Corp. (a) 0.446% 7/19/12	1,600,000	1,599,628
Ryder System, Inc. 0.486% 7/11/12	6,400,000	6,399,061
South Carolina Electric & Gas 0.456% 7/20/12	6,400,000	6,398,400
Spectra Energy Capital (a) 0.507% 7/13/12	6,400,000	6,398,844
Suncor Energy, Inc. (a) 0.456% 8/28/12	6,400,000	6,395,280
Talisman Energy, Inc. (a) 0.660% 7/30/12	6,400,000	6,396,480
Tesco Treasury Services PLC (a) 0.446% 7/09/12	6,400,000	6,399,296
TransCanada PipeLines, Ltd. (a) 0.517% 8/14/12	6,400,000	6,395,920
VF Corp. (a) 0.538% 8/28/12	6,400,000	6,394,441
Vodafone Group PLC (a) 0.860% 11/02/12	6,200,000	6,181,486
Volvo Group Treasury (a) 0.537% 7/02/12	6,400,000	6,399,812
VW Credit, Inc. (a) 0.517% 7/10/12	6,400,000	6,399,093
Weatherford International Ltd. (a) 0.608% 7/24/12	6,400,000	6,397,440
Westar Energy, Inc. (a) 0.466% 7/23/12	6,400,000	6,398,119

		272,405,285

The accompanying notes are an integral part of the financial statements.

22

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (d)	$6,595,985	$6,595,985

Time Deposits — 0.0%
Euro Time Deposit, 0.010% 7/02/12	57,376	57,376

TOTAL SHORT-TERM INVESTMENTS (Cost $279,058,646)		279,058,646

TOTAL INVESTMENTS — 187.5% (Cost $773,424,045) (e)		822,056,692

Other Assets/(Liabilities) — (87.5)%		(383,611,579)

NET ASSETS — 100.0%		$438,445,113

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $297,770,787 or 67.92% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed delivery or forward commitment basis. (Note 2).
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	Maturity value of $6,595,990. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $6,729,189.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

23

MML Short-Duration Bond Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 73.8%

CORPORATE DEBT — 29.4%
Advertising — 0.4%
WPP Finance 8.000% 9/15/14	$610,000	$687,943

Aerospace & Defense — 0.1%
L-3 Communications Corp. 6.375% 10/15/15	223,000	227,878

Agriculture — 0.4%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	200,443
Universal Corp/VA 6.100% 9/26/12	500,000	499,903

		700,346

Airlines — 0.0%
United Air Lines, Inc. (a) 10.110% 2/19/49	9,441	3,068

Auto Manufacturers — 0.4%
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	818,283

Banks — 1.2%
Capital One Financial Corp. 2.125% 7/15/14	150,000	151,277
Capital One Financial Corp. 7.375% 5/23/14	85,000	93,374
First Horizon National Corp. 5.375% 12/15/15	275,000	290,181
ICICI Bank Ltd. (b) 5.500% 3/25/15	860,000	880,650
Regions Financial Corp. 4.875% 4/26/13	500,000	507,500
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	135,000	138,799
Wells Fargo & Co. 3.625% 4/15/15	210,000	223,548

		2,285,329

Beverages — 0.4%
Constellation Brands, Inc. 8.375% 12/15/14	635,000	720,725

Building Materials — 1.4%
CRH America, Inc. 5.300% 10/15/13	750,000	780,407
Lafarge SA (b) 6.200% 7/09/15	400,000	426,228
Masco Corp. 4.800% 6/15/15	490,000	503,463
Masco Corp. 5.875% 7/15/12	710,000	710,533

	Principal Amount	Value
Masco Corp. 7.125% 8/15/13	$160,000	$167,970

		2,588,601

Chemicals — 2.1%
Ashland, Inc. 9.125% 6/01/17	1,390,000	1,529,000
Cabot Corp. 5.000% 10/01/16	330,000	367,318
Incitec Pivot Ltd. (b) 4.000% 12/07/15	250,000	257,215
LyondellBasell Industries NV (b) 5.000% 4/15/19	200,000	209,750
NOVA Chemicals Corp. FRN 3.854% 11/15/13	655,000	655,000
RPM International, Inc. 6.250% 12/15/13	825,000	873,254

		3,891,537

Commercial Services — 0.6%
Brambles USA, Inc. (b) 3.950% 4/01/15	190,000	198,507
Deluxe Corp. 7.375% 6/01/15	25,000	25,375
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	45,900
Equifax, Inc. 4.450% 12/01/14	825,000	871,509

		1,141,291

Computers — 0.3%
Affiliated Computer Services, Inc. 5.200% 6/01/15	415,000	446,398
Brocade Communications Systems, Inc. 6.625% 1/15/18	30,000	31,425
HP Enterprise Services LLC Series B 6.000% 8/01/13	70,000	73,463

		551,286

Diversified Financial — 4.0%
American Express Co. 7.250% 5/20/14	60,000	66,536
Citigroup, Inc. 5.500% 10/15/14	115,000	121,758
Citigroup, Inc. 6.375% 8/12/14	675,000	722,548
ERAC USA Finance LLC (b) 5.800% 10/15/12	255,000	258,135
Ford Motor Credit Co. LLC 2.750% 5/15/15	250,000	252,029
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	198,898
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	468,565

The accompanying notes are an integral part of the financial statements.

24

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC 8.700% 10/01/14	$425,000	$483,840
The Goldman Sachs Group, Inc. 5.150% 1/15/14	695,000	722,264
The Goldman Sachs Group, Inc. 5.450% 11/01/12	640,000	649,282
International Lease Finance Corp. 5.625% 9/20/13	75,000	76,781
Janus Capital Group, Inc. 6.700% 6/15/17	400,000	429,069
JPMorgan Chase & Co. 5.125% 9/15/14	550,000	584,311
Lazard Group LLC 7.125% 5/15/15	752,000	821,184
Merrill Lynch & Co., Inc. 5.450% 2/05/13	480,000	489,652
Morgan Stanley 2.875% 7/28/14	750,000	742,854
Morgan Stanley 4.200% 11/20/14	335,000	334,492
TD Ameritrade Holding Corp. 4.150% 12/01/14	55,000	58,141

		7,480,339

Electric — 1.5%
Ameren Corp. 8.875% 5/15/14	755,000	840,986
CMS Energy Corp. 2.750% 5/15/14	725,000	728,750
EDP Finance BV (b) 5.375% 11/02/12	1,105,000	1,107,100
Kansas Gas & Electric Co. 5.647% 3/29/21	46,559	50,927

		2,727,763

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	115,000	119,600
Energizer Holdings, Inc. 4.700% 5/24/22	250,000	260,841

		380,441

Electronics — 0.6%
Amphenol Corp. 4.750% 11/15/14	205,000	220,564
Avnet, Inc. 5.875% 3/15/14	845,000	894,656

		1,115,220

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/15	200,000	201,119

	Principal Amount	Value
Entertainment — 0.1%
Peninsula Gaming LLC 8.375% 8/15/15	$205,000	$215,763

Foods — 0.2%
Tyson Foods, Inc. 6.850% 4/01/16	375,000	428,906

Forest Products & Paper — 0.4%
Rock-Tenn Co. 5.625% 3/15/13	745,000	760,831

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	500,000	532,777

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	275,000	284,625

Holding Company – Diversified — 0.4%
Leucadia National Corp. 7.750% 8/15/13	320,000	336,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 7.750% 10/15/16	460,000	484,150

		820,550

Home Builders — 0.3%
Pulte Group, Inc. 6.250% 2/15/13	370,000	377,400
Toll Brothers Finance Corp. 4.950% 3/15/14	100,000	103,959

		481,359

Home Furnishing — 0.3%
Sealy Mattress Co. (b) 10.875% 4/15/16	428,000	464,384
Whirlpool Corp. 8.600% 5/01/14	40,000	44,534

		508,918

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	115,000	115,347

Insurance — 0.5%
American International Group, Inc. 3.000% 3/20/15	800,000	804,042
American International Group, Inc. 3.650% 1/15/14	50,000	51,071
Prudential Financial, Inc. 3.875% 1/14/15	115,000	120,417

		975,530

Iron & Steel — 1.3%
ArcelorMittal 3.750% 2/25/15	600,000	608,210

The accompanying notes are an integral part of the financial statements.

25

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ArcelorMittal 9.000% 2/15/15	$830,000	$932,793
Commercial Metals Co. 5.625% 11/15/13	750,000	774,375

		2,315,378

Manufacturing — 0.9%
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	635,000	721,754
Textron, Inc. 6.200% 3/15/15	900,000	989,075

		1,710,829

Media — 0.3%
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	225,000	234,000
Scholastic Corp. 5.000% 4/15/13	320,000	324,000

		558,000

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	179,036

Mining — 0.2%
Teck Resources Ltd. 10.750% 5/15/19	52,000	62,530
Xstrata Canada Financial Corp. (b) 2.850% 11/10/14	250,000	254,753

		317,283

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	90,000	95,423

Oil & Gas — 1.1%
Chesapeake Energy Corp. 7.625% 7/15/13	665,000	685,781
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	40,000	32,150
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	333,937
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	295,500
Phillips 66 (b) 1.950% 3/05/15	600,000	604,297

		1,951,665

Oil & Gas Services — 0.1%
Weatherford International Ltd. 4.500% 4/15/22	100,000	102,490

Packaging & Containers — 0.2%
Sealed Air Corp. (b) 5.625% 7/15/13	240,000	247,800

	Principal Amount	Value
Sealed Air Corp. 7.875% 6/15/17	$200,000	$216,000

		463,800

Pharmaceuticals — 0.6%
Aristotle Holding, Inc. (b) 2.100% 2/12/15	1,000,000	1,009,777
Mylan, Inc. (b) 7.625% 7/15/17	100,000	110,000

		1,119,777

Pipelines — 0.5%
Enogex LLC (b) 6.875% 7/15/14	305,000	328,292
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	37,659
Kern River Funding Corp. (b) 4.893% 4/30/18	59,402	64,935
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	350,000	359,625
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	95,000	95,220

		885,731

Real Estate — 1.4%
Colonial Realty LP 6.250% 6/15/14	1,000,000	1,058,858
Post Apartment Homes LP 6.300% 6/01/13	76,000	78,540
ProLogis LP 5.625% 11/15/15	445,000	484,982
ProLogis LP 5.900% 8/15/13	300,000	310,576
ProLogis LP 6.625% 5/15/18	550,000	634,384

		2,567,340

Real Estate Investment Trusts (REITS) — 2.2%
American Tower Corp. 4.625% 4/01/15	900,000	952,647
Developers Diversified Realty Corp. 5.500% 5/01/15	700,000	738,354
Duke Realty LP 5.500% 3/01/16	250,000	266,554
Prologis 7.625% 8/15/14	346,000	380,606
The Rouse Co. LP 7.200% 9/15/12	375,000	375,937
UDR, Inc. 5.250% 1/15/15	400,000	429,079
UDR, Inc. 5.250% 1/15/16	350,000	376,768

The accompanying notes are an integral part of the financial statements.

26

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
UDR, Inc. 6.050% 6/01/13	$500,000	$517,204

		4,037,149

Retail — 0.5%
Macy’s Retail Holdings, Inc. 5.750% 7/15/14	800,000	868,222

Savings & Loans — 0.8%
ASIF Global Financing XIX (b) 4.900% 1/17/13	700,000	706,409
Glencore Funding LLC (b) 6.000% 4/15/14	770,000	809,440

		1,515,849

Telecommunications — 2.2%
CenturyLink, Inc. 5.000% 2/15/15	585,000	612,594
CenturyLink, Inc. 5.500% 4/01/13	160,000	164,394
Qwest Corp. 8.375% 5/01/16	315,000	372,925
Telecom Italia Capital 6.175% 6/18/14	735,000	740,512
Telecom Italia Capital SA 5.250% 10/01/15	250,000	247,500
Telefonica Emisiones SAU 2.582% 4/26/13	400,000	394,022
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,000,000	1,087,500
Windstream Corp. 8.125% 8/01/13	430,000	453,113

		4,072,560

Transportation — 0.0%
Asciano Finance Ltd. (b) 3.125% 9/23/15	40,000	39,810

Trucking & Leasing — 0.4%
GATX Corp. 3.500% 7/15/16	30,000	30,770
GATX Corp. 4.750% 10/01/12	215,000	216,789
GATX Corp. 8.750% 5/15/14	220,000	248,044
Penske Truck Leasing Co. LP/ PTL Finance Corp. (b) 3.125% 5/11/15	200,000	201,196

		696,799

TOTAL CORPORATE DEBT (Cost $54,064,855)		54,142,916

MUNICIPAL OBLIGATIONS — 0.8%
Access Group, Inc., Delaware VRN 0.779% 9/01/37	155,000	125,376

	Principal Amount	Value
Louisiana State Public Facilities Authority FRN 1.365% 4/26/27	$190,000	$190,431
North Carolina State Education Assistance Authority FRN 1.365% 1/26/26	350,000	351,417
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.915% 1/25/21	262,316	262,421
State of California 5.950% 4/01/16	75,000	85,969
State of Illinois 5.365% 3/01/17	400,000	440,036

		1,455,650

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,417,573)		1,455,650

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.3%
Automobile ABS — 4.4%
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	113,579	113,659
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	134,585	134,576
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	54,467	54,493
ARI Fleet Lease Trust 2010-A, Series 2012-A, Class A FRN (b) 0.791% 3/15/20	286,883	286,884
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (b) 0.383% 8/20/13	81,667	81,349
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4, Class A3 FRN (b) 0.523% 7/20/12	83,333	83,324
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	302,544
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.989% 11/07/23	400,000	400,000
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.991% 9/15/21	1,099,420	1,102,686
Chesapeake Funding LLC, Series 2009-1, Class A FRN (b) 2.241% 12/15/20	91,625	91,752

The accompanying notes are an integral part of the financial statements.

27

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	$350,000	$351,076
DT Auto Owner Trust, Series 2011-2A, Class B (b) 2.120% 2/16/16	375,000	375,771
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	390,000	389,937
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (b) 1.430% 10/20/16	622,972	624,682
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (b) 1.620% 5/20/17	300,000	301,784
First Investors Auto Owner Trust, Series 2011-1, Class A2 (b) 1.470% 3/16/15	89,528	89,743
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (b) 1.960% 11/15/17	250,000	254,033
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	148,228	148,288
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	181,311
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (b) 4.260% 3/25/14	540,000	548,889
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	100,000	109,496
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (b) 2.550% 9/15/16	143,614	143,518
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	550,000	550,127
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	475,000	476,578
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	166,743	166,854
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	26,143	26,148
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2 1.040% 4/15/14	338,042	338,394

	Principal Amount	Value
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	$300,000	$299,998
Wheels SPV LLC, Series 2009-1, Class A FRN (b) 1.791% 3/15/18	33,665	33,673

		8,061,567

Commercial MBS — 6.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.916% 2/10/51	535,000	613,333
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.394% 2/10/51	450,000	528,074
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	320,668
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	287,479
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	237,519
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	11,537	11,596
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	80,000	89,267
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	470,000	501,779
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	425,000	484,028
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	110,000	126,422
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.712% 4/12/38	931,917	967,571
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.939% 9/11/38	400,000	434,657

The accompanying notes are an integral part of the financial statements.

28

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.811% 12/10/49	$140,000	$162,740
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.966% 6/10/46	225,000	232,993
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	322,748	336,585
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.407% 2/15/41	265,000	120,119
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	315,024	323,663
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	235,000	249,480
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	388,842	416,028
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	150,000	153,804
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.070% 7/10/38	110,000	125,518
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	465,000	497,158
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	100,000	105,226
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	542,828
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	200,000	221,583
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	524,489

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.092% 6/12/46	$245,000	$277,289
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	300,000	319,938
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	348,307	360,407
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	204,393
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	449,631
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	263,208	271,171
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	150,000	177,894
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.620% 8/15/39	200,000	210,725
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.620% 8/15/39	570,000	609,033
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	256,936
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.051% 2/15/51	305,636	305,327
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	183,361
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	213,420

		12,454,132

Home Equity ABS — 2.8%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.515% 8/25/35	172,706	163,093
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.595% 9/25/35	177,756	170,164
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.605% 7/25/35	133,110	125,103

The accompanying notes are an integral part of the financial statements.

29

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.615% 11/25/34	$179,870	$176,296
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.685% 6/25/35	263,041	250,192
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.830% 8/28/44	48,799	46,792
Bear Stearns Asset Backed Securities Trust, Series 2005-HE5, Class M1 FRN 0.695% 6/25/35	150,419	147,791
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.625% 11/25/35	130,117	129,083
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.675% 4/25/35	110,389	105,818
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.345% 5/25/36	14,335	14,252
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.355% 7/25/36	94,926	92,169
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.655% 12/25/33	86,305	85,317
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.425% 4/25/36	72,004	71,119
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.475% 9/25/34	53,203	50,631
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.145% 2/25/35	102,644	95,599
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.820% 10/25/35	311,690	290,744
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.485% 1/25/36	172,332	146,322
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.625% 9/25/35	201,033	198,219
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.675% 4/25/35	161,103	135,678
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.415% 8/25/36	142,318	126,763

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.425% 7/25/36	$151,886	$149,152
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.525% 8/25/45	4,729	4,605
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.795% 6/25/35	386,727	312,772
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.995% 2/25/35	151,941	147,615
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.980% 6/28/35	362,553	326,722
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.545% 6/25/35	382,572	375,859
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.695% 3/25/35	175,000	126,137
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	150	146
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.715% 5/25/35	203,522	194,626
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.625% 8/25/35	280,197	269,438
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.745% 3/25/35	250,000	216,707
RAAC Series, Series 2005-RP2, Class A FRN (b) 0.595% 6/25/35	21,693	21,695
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.435% 3/25/36	165,785	160,742
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.585% 3/25/36	140,949	136,980
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.605% 8/25/35	108,275	100,304
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (b) 0.795% 12/25/32	21,689	21,252

		5,185,897

The accompanying notes are an integral part of the financial statements.

30

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.499% 7/07/30	$148,350	$130,234

Other ABS — 4.3%
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	239,773	256,377
CIT Equipment Collateral, Series 2012-VT1, Class A2 (b) 0.850% 5/20/14	325,000	325,013
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.422% 8/18/21	194,755	185,991
CLI Funding LLC, Series 2012-1A, Class A (b) 4.210% 6/18/27	100,000	99,988
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (b) 1.041% 12/15/15	350,000	350,961
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	129,513	135,345
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.716% 7/15/24	235,513	235,512
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	130,154	130,159
Great America Leasing Receivables, Series 2012-1, Class A2 (b) 0.950% 3/17/14	350,000	350,017
Great America Leasing Receivables, Series 2011-1, Class A2 (b) 1.050% 3/15/13	55,549	55,572
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.488% 6/02/17	250,000	249,243
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (b) 1.210% 9/20/13	224,211	224,303
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	461,437	479,955
New York City Tax Lien, Series 2011-AA, Class A (b) 1.990% 12/10/24	214,710	214,707
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (b) (d) 1.067% 6/20/14	225,000	165,510

	Principal Amount	Value
NuCO2 Funding LLC, Series 2008-1, Class A1 (b) 7.250% 6/25/38	$250,000	$253,275
PFS Financing Corp., Series 2010-DA, Class A FRN (b) 1.691% 2/15/15	1,700,000	1,709,792
PFS Financing Corp., Series 2011-BA, Class A FRN (b) 1.741% 10/17/16	350,000	352,047
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (b) 0.393% 3/20/19	131,880	129,474
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (b) 1.243% 9/20/19	266,364	264,600
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	151,910	152,845
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	171,906	171,812
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	193,500	200,138
TAL Advantage LLC, Series 2012-1A, Class A (b) 3.860% 5/20/27	297,500	296,756
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (b) 2.000% 4/15/18	15,923	15,933
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (b) 0.490% 5/15/20	170,625	165,812
Textainer Marine Containers Ltd., Series 2012-1A, Class A (b) 4.210% 4/15/27	245,833	247,619
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.641% 10/15/15	124,000	124,407
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.741% 7/15/41	467,726	467,731

		8,010,894

Student Loans ABS — 6.1%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.596% 8/25/26	146,262	140,273
Access Group, Inc., Series 2002-1, Class A2 FRN 0.647% 9/25/25	117,350	116,776

The accompanying notes are an integral part of the financial statements.

31

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2003-1, Class A2 FRN 0.727% 12/27/16	$336,259	$334,652
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.470% 3/28/17	77,257	77,125
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.715% 1/25/24	550,000	526,778
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	450,000	378,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.560% 12/28/21	184,662	183,972
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.627% 12/15/22	374,299	372,647
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.739% 12/15/42	275,000	269,670
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.739% 6/15/43	200,000	191,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.741% 12/15/32	550,000	540,316
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.970% 6/15/43	100,000	87,000
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.536% 5/25/23	262,514	257,542
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.566% 8/25/25	880,258	872,539
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 0.843% 9/20/22	368,851	369,731
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.355% 3/25/26	375,543	371,146
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.045% 4/25/46	157,778	159,124
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.565% 10/28/26	263,102	261,407
Northstar Education Finance, Inc., Series 2004-2 FRN 0.585% 4/28/16	266,492	265,949

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.656% 11/28/23	$1,336	$1,335
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.545% 1/25/18	370,000	369,192
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.586% 1/15/19	705,490	700,676
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.636% 7/15/36	300,000	278,161
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.517% 9/15/20	28,676	28,591
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.057% 3/15/38	152,320	118,232
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (b) 1.338% 8/15/23	280,000	279,998
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (b) 1.341% 12/15/21	245,272	245,264
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.641% 8/15/25	314,453	316,624
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (b) 1.722% 12/15/16	650,000	649,797
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.728% 12/15/16	300,000	299,906
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.730% 12/15/16	325,000	324,898
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.735% 12/15/16	145,000	144,955
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (b) 1.891% 12/15/17	499,202	501,211
SLM Student Loan Trust, Series 2003-5, Class A7 2.739% 6/17/30	50,000	46,446
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.370% 12/17/46	150,000	112,500
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.655% 10/28/28	72,582	72,224

The accompanying notes are an integral part of the financial statements.

32

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.915% 1/25/21	$339,838	$340,024
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.646% 5/25/30	637,532	636,727

		11,242,408

WL Collateral CMO — 0.7%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.838% 8/25/34	35,224	29,916
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	3,791	2,794
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.091% 2/25/34	6,708	5,644
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.722% 8/25/34	6,930	5,810
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.432% 1/19/38	138,408	82,700
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.355% 5/25/37	128,777	57,532
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.704% 8/25/34	19,707	13,702
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.525% 6/25/36	59,203	59,109
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.495% 8/25/36	41,827	34,464
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	1,349	1,249
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.869% 2/25/34	2,146	2,007
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.749% 2/25/34	98	88
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	354,151	356,918
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 7/17/56	500,186	502,387

	Principal Amount	Value
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.505% 7/25/35	$81,959	$77,745
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.425% 6/25/46	268,227	95,815
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.918% 3/25/34	13,031	10,968
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.547% 4/25/44	32,717	23,698

		1,362,546

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.495% 11/25/37	238,483	228,749
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.177% 6/25/32	9,948	7,650

		236,399

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $46,204,807)		46,684,077

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 8.7%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	34,590	39,883
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	31,092	35,512

		75,395

Pass-Through Securities — 8.7%
Federal Home Loan Mortgage Corp. Pool #J12793 3.500% 8/01/25	2,057,199	2,163,756
Pool #J12840 4.000% 8/01/25	808,620	854,137
Pool #G14375 4.000% 7/01/26	822,008	868,278
Pool #E85389 6.000% 9/01/16	5,927	6,326
Pool #G11431 6.000% 2/01/18	5,520	5,928
Pool #E85032 6.500% 9/01/16	2,682	2,891

The accompanying notes are an integral part of the financial statements.

33

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85301 6.500% 9/01/16	$16,580	$18,024
Pool #E85409 6.500% 9/01/16	15,847	17,160
Pool #C01079 7.500% 10/01/30	1,195	1,394
Pool #C01135 7.500% 2/01/31	3,611	4,213
Pool #554904 9.000% 3/01/17	18	20
Federal Home Loan Mortgage Corp. TBA Pool #2664 3.500% 6/01/25 (e)	435,000	457,464
Federal National Mortgage Association Pool #725692 2.266% 10/01/33	88,701	93,125
Pool #888586 2.340% 10/01/34	92,848	97,775
Pool #775539 2.651% 5/01/34	48,035	51,053
Pool #255148 5.500% 2/01/14	229	249
Pool #587994 6.000% 6/01/16	2,684	2,846
Pool #253880 6.500% 7/01/16	9,656	10,404
Pool #575667 7.000% 3/01/31	7,886	9,005
Pool #572577 7.000% 4/01/31	1,921	2,193
Pool #497120 7.500% 8/01/29	69	81
Pool #507053 7.500% 9/01/29	466	541
Pool #529453 7.500% 1/01/30	1,359	1,588
Pool #531196 7.500% 2/01/30	144	168
Pool #532418 7.500% 2/01/30	984	1,149
Pool #530299 7.500% 3/01/30	408	476
Pool #536386 7.500% 4/01/30	109	128
Pool #535996 7.500% 6/01/31	4,341	5,069
Pool #523499 8.000% 11/01/29	367	431
Pool #252926 8.000% 12/01/29	119	141
Pool #532819 8.000% 3/01/30	55	65

	Principal Amount	Value
Pool #537033 8.000% 4/01/30	$961	$1,140
Pool #534703 8.000% 5/01/30	663	785
Pool #253437 8.000% 9/01/30	88	104
Pool #253481 8.000% 10/01/30	50	59
Pool #190317 8.000% 8/01/31	2,031	2,406
Pool #596656 8.000% 8/01/31	843	972
Pool #599652 8.000% 8/01/31	20,051	23,853
Pool #602008 8.000% 8/01/31	2,375	2,818
Pool #597220 8.000% 9/01/31	1,525	1,812
Federal National Mortgage Association TBA Pool #3430 3.000% 10/01/26 (e)	1,700,000	1,781,015
Pool #6990 4.000% 4/01/24 (e)	1,744,000	1,854,908
Pool #45746 5.500% 3/01/35 (e)	944,000	1,029,624
Pool #52960 6.000% 7/01/35 (e)	2,500,000	2,747,461
Pool #54407 6.000% 7/01/35 (e)	1,700,000	1,868,008
Government National Mortgage Association Pool #008746 1.625% 11/20/25	2,089	2,147
Pool #080136 1.625% 11/20/27	370	381
Pool #G282462 3.500% 1/20/40	282,148	296,410
Pool #738313 4.500% 5/15/41	804,920	883,431
Pool #371146 7.000% 9/15/23	770	876
Pool #352022 7.000% 11/15/23	4,410	5,011
Pool #491089 7.000% 12/15/28	7,236	8,344
Pool #483598 7.000% 1/15/29	1,111	1,277
Pool #478658 7.000% 5/15/29	1,636	1,892
Pool #500928 7.000% 5/15/29	2,194	2,531
Pool #498541 7.000% 6/15/29	904	941

The accompanying notes are an integral part of the financial statements.

34

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #509546 7.000% 6/15/29	$1,175	$1,360
Pool #499410 7.000% 7/15/29	590	682
Pool #510083 7.000% 7/15/29	868	1,002
Pool #493723 7.000% 8/15/29	2,704	3,129
Pool #507093 7.000% 8/15/29	312	361
Pool #581417 7.000% 7/15/32	7,786	9,038
Pool #591581 7.000% 8/15/32	3,177	3,691
Pool #210946 7.500% 3/15/17	1,218	1,336
Pool #203940 7.500% 4/15/17	1,918	2,085
Pool #181168 7.500% 5/15/17	1,132	1,243
Pool #193870 7.500% 5/15/17	1,402	1,539
Pool #226163 7.500% 7/15/17	2,315	2,548
Government National Mortgage Association TBA Pool #20432 6.000% 11/01/35 (e)	700,000	785,477

		16,007,775

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $15,358,659)		16,083,170

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Bonds & Notes — 9.6%
U.S. Treasury Note 1.500% 8/31/18	3,650,000	3,766,030
U.S. Treasury Note 1.875% 9/30/17	2,570,000	2,711,149
U.S. Treasury Note (f) 2.125% 8/15/21	4,085,000	4,293,399
U.S. Treasury Note 3.000% 9/30/16	6,335,000	6,962,561

		17,733,139

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,466,952)		17,733,139

TOTAL BONDS & NOTES (Cost $134,512,846)		136,098,952

		Value
TOTAL LONG-TERM INVESTMENTS (Cost $134,512,846)		$136,098,952

	Principal Amount

SHORT-TERM INVESTMENTS — 29.6%
Commercial Paper — 29.3%
ABB Treasury Center USA, Inc. (b) 0.497% 7/02/12	$2,500,000	2,499,932
ABB Treasury Centre USA, Inc. (b) 0.456% 7/26/12	1,250,000	1,249,594
AGL Capital Corp. (b) 0.446% 7/24/12	4,200,000	4,198,768
Bacardi Ltd. (b) 0.446% 7/03/12	2,500,000	2,499,908
Carnival Corp. (b) 0.639% 7/16/12	4,500,000	4,498,740
Centrica PLC (b) 0.690% 9/24/12	3,500,000	3,494,231
Deutsche Telecom AG (b) 0.568% 8/29/12	3,500,000	3,496,733
Dominion Resources, Inc. (b) 0.517% 9/17/12	3,200,000	3,196,419
Elsevier Finance SA (b) 0.639% 8/13/12	4,000,000	3,996,920
FMC Tech, Inc. (b) 0.497% 7/30/12	3,500,000	3,498,571
Glencore Funding LLC 0.730% 8/16/12	4,500,000	4,495,711
Holcim US Finance Sarl & Cie (b) 0.578% 8/24/12	1,750,000	1,748,476
National Grid USA (b) 0.770% 10/15/12	1,950,000	1,945,537
Pall Corp. (b) 0.436% 7/09/12	1,000,000	999,893
Spectra Energy Capital (b) 0.507% 7/09/12	300,000	299,963
Talisman Energy, Inc. (b) 0.660% 8/03/12	2,000,000	1,998,753
TransCanada Pipelines, Ltd. (b) 0.507% 8/07/12	1,200,000	1,199,367
TransCanada Pipelines, Ltd. (b) 0.527% 7/03/12	2,346,000	2,345,898
VF Corp. (b) 0.487% 7/23/12	4,300,000	4,298,681
Volvo Group Treasury (b) 0.537% 7/05/12	2,125,000	2,124,844

		54,086,939

Time Deposits — 0.3%
Euro Time Deposit 0.010% 7/02/12	527,549	527,549

The accompanying notes are an integral part of the financial statements.

35

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $54,614,488)	$54,614,488

TOTAL INVESTMENTS — 103.4% (Cost $189,127,334) (g)	190,713,440

Other Assets/(Liabilities) — (3.4)%	(6,198,481)

NET ASSETS — 100.0%	$184,514,959

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2012, these securities amounted to a value of $3,068 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $82,586,810 or 44.76% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2012, these securities amounted to a value of $295,500 or 0.16% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2012, these securities amounted to a value of $165,510 or 0.09% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MML Small/Mid Cap Equity Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	6,540	$70,959

Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	19,438	848,663
Curtiss-Wright Corp.	4,161	129,199
Exelis, Inc.	1,231	12,137
LMI Aerospace, Inc. (a)	1,373	23,863
Moog, Inc. Class A (a)	3,362	139,019

		1,152,881

Agriculture — 0.1%
The Andersons, Inc.	1,760	75,082
Universal Corp.	453	20,987

		96,069

Airlines — 0.3%
Alaska Air Group, Inc. (a)	155	5,565
Delta Air Lines, Inc. (a)	5,780	63,291
JetBlue Airways Corp. (a)	20,441	108,337
Spirit Airlines, Inc. (a)	3,618	70,406

		247,599

Apparel — 0.2%
Ascena Retail Group, Inc. (a)	9,932	184,934
Iconix Brand Group, Inc. (a)	495	8,648
The Jones Group, Inc.	1,010	9,655

		203,237

Auto Manufacturers — 0.1%
Navistar International Corp. (a)	2,014	57,137

Automotive & Parts — 1.3%
Amerigon, Inc. (a)	2,850	32,746
Cooper Tire & Rubber Co.	5,040	88,402
Dana Holding Corp.	68,102	872,387
Miller Industries, Inc.	2,840	45,241
Standard Motor Products, Inc.	5,949	83,762

		1,122,538

Banks — 2.4%
Banco Latinoamericano de Comercio Exterior SA	20	429
CapitalSource, Inc.	141,716	952,332
Citizens & Northern Corp.	841	16,021
CVB Financial Corp.	9,300	108,345
Eagle Bancorp, Inc. (a)	2,222	34,996
First Horizon National Corp.	1,295	11,202
FirstMerit Corp.	34,725	573,657
Huntington Bancshares, Inc.	18,900	120,960
Lakeland Financial Corp.	377	10,115
NBT Bancorp, Inc.	233	5,030

	Number of Shares	Value
Old National Bancorp	6,310	$75,783
Republic Bancorp, Inc. Class A	1,318	29,325
Southside Bancshares, Inc.	1,349	30,326
Univest Corp. of Pennsylvania	1,866	30,845
WesBanco, Inc.	2,334	49,621

		2,048,987

Beverages — 0.0%
Constellation Brands, Inc. Class A (a)	61	1,651
Cott Corp. (a)	1,359	11,157

		12,808

Biotechnology — 1.0%
Cambrex Corp. (a)	13,005	122,377
Charles River Laboratories International, Inc. (a)	1,880	61,589
Halozyme Therapeutics, Inc. (a)	23,977	212,436
Myriad Genetics, Inc. (a)	7,891	187,569
PDL BioPharma, Inc.	28,409	188,352
RTI Biologics, Inc. (a)	16,159	60,758

		833,081

Building Materials — 0.0%
Gibraltar Industries, Inc. (a)	538	5,584

Chemicals — 2.3%
A. Schulman, Inc.	5,960	118,306
Aceto Corp.	600	5,418
American Vanguard Corp.	308	8,190
Chemtura Corp. (a)	4,520	65,540
Cytec Industries, Inc.	10,261	601,705
H.B. Fuller Co.	6,209	190,616
Huntsman Corp.	11,310	146,351
Innospec, Inc. (a)	1,950	57,740
Kronos Worldwide, Inc.	6,720	106,109
Methanex Corp.	2,860	79,622
Olin Corp.	6,804	142,136
Omnova Solutions, Inc. (a)	240	1,810
PolyOne Corp.	2	27
TPC Group, Inc. (a)	710	26,235
The Valspar Corp.	412	21,626
W.R. Grace & Co. (a)	7,430	374,843

		1,946,274

Commercial Services — 7.5%
Aaron’s, Inc.	3,710	105,030
Alliance Data Systems Corp. (a)	99	13,365
Booz Allen Hamilton Holding Corp.	8,734	133,456
Bridgepoint Education, Inc. (a)	6,015	131,127
Capella Education Co. (a)	42	1,460
Chemed Corp.	2,334	141,067
Coinstar, Inc. (a)	2,432	166,981
Convergys Corp.	1,830	27,029
Deluxe Corp.	8,308	207,202

The accompanying notes are an integral part of the financial statements.

37

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DeVry, Inc.	568	$17,591
Euronet Worldwide, Inc. (a)	7,267	124,411
Genpact Ltd. (a)	1,639	27,257
Global Cash Access Holdings, Inc. (a)	9,830	70,874
Global Payments, Inc.	417	18,027
Grand Canyon Education, Inc. (a)	4,035	84,493
Heartland Payment Systems, Inc.	3,672	110,454
HMS Holdings Corp. (a)	8,069	268,778
ICF International, Inc. (a)	5,043	120,225
Insperity, Inc.	4,556	123,240
Intersections, Inc.	3,181	50,419
Kforce, Inc. (a)	1,900	25,574
Korn/Ferry International (a)	35,921	515,466
MAXIMUS, Inc.	2,315	119,801
Medifast, Inc. (a)	9,505	187,058
Monro Muffler Brake, Inc.	17,914	595,461
Moody’s Corp.	18,823	687,981
Navigant Consulting, Inc. (a)	6,796	85,901
Net 1 UEPS Technologies, Inc. (a)	5,798	48,529
Quad/Graphics, Inc.	899	12,928
Rent-A-Center, Inc.	723	24,394
Robert Half International, Inc.	55,823	1,594,863
SAIC, Inc.	532	6,448
TeleTech Holdings, Inc. (a)	4,060	64,960
TNS, Inc. (a)	1,917	34,391
Total System Services, Inc.	6,643	158,967
TrueBlue, Inc. (a)	8,142	126,038
Valassis Communications, Inc. (a)	7,874	171,260

		6,402,506

Computers — 4.6%
Brocade Communications Systems, Inc. (a)	28,058	138,326
CACI International, Inc. Class A (a)	14,603	803,457
Cadence Design Systems, Inc. (a)	15,059	165,498
Diebold, Inc.	2,980	109,992
EasyLink Services International Corp. (a)	900	6,516
Electronics for Imaging, Inc. (a)	7,958	129,318
Fortinet, Inc. (a)	22,265	516,993
iGATE Corp. (a)	3,902	66,412
j2 Global, Inc.	16,131	426,181
Jack Henry & Associates, Inc.	69	2,382
Lexmark International, Inc. Class A	374	9,941
Manhattan Associates, Inc. (a)	233	10,650
Mentor Graphics Corp. (a)	8,390	125,850
MTS Systems Corp.	306	11,796
NCR Corp. (a)	6,311	143,449
Netscout Systems, Inc. (a)	4,116	88,864
SYKES Enterprises, Inc. (a)	2,581	41,193
Synopsys, Inc. (a)	6,106	179,700
Western Digital Corp. (a)	32,627	994,471

		3,970,989

	Number of Shares	Value
Distribution & Wholesale — 2.0%
Beacon Roofing Supply, Inc. (a)	6,647	$167,637
Fossil, Inc. (a)	9,733	744,964
Pool Corp.	18,918	765,422

		1,678,023

Diversified Financial — 1.9%
Encore Capital Group, Inc. (a)	4,514	133,705
Federated Investors, Inc. Class B	4,555	99,527
Financial Engines, Inc. (a)	11,798	253,067
KBW, Inc.	23,783	391,230
Knight Capital Group, Inc. Class A (a)	11,727	140,020
The NASDAQ OMX Group, Inc.	2,660	60,302
Ocwen Financial Corp. (a)	28,051	526,798
World Acceptance Corp. (a)	68	4,475

		1,609,124

Electric — 2.5%
The AES Corp. (a)	100,727	1,292,327
Avista Corp.	3,040	81,168
CenterPoint Energy, Inc.	2,978	61,555
CMS Energy Corp.	1,751	41,148
El Paso Electric Co.	1,960	64,994
NorthWestern Corp.	4,191	153,810
NV Energy, Inc.	4,910	86,318
Portland General Electric Co.	6,959	185,527
TECO Energy, Inc.	9,161	165,448

		2,132,295

Electrical Components & Equipment — 1.0%
Belden, Inc.	2,898	96,648
EnerSys (a)	4,101	143,822
General Cable Corp. (a)	7,312	189,673
Greatbatch, Inc. (a)	18,555	421,384
Molex, Inc.	892	21,355

		872,882

Electronics — 2.4%
Avnet, Inc. (a)	669	20,645
Brady Corp. Class A	3,337	91,801
Celestica, Inc. (a)	7,950	57,717
Elster Group SE ADR (Germany) (a)	4,481	90,964
Flextronics International Ltd. (a)	9,645	59,799
Imax Corp. (a)	42,842	1,029,493
Itron, Inc. (a)	245	10,104
Newport Corp. (a)	2,503	30,086
PerkinElmer, Inc.	8	206
Waters Corp. (a)	5,823	462,754
Watts Water Technologies, Inc. Class A	3,719	123,992
Zagg, Inc. (a)	6,680	72,879
Zygo Corp. (a)	545	9,734

		2,060,174

The accompanying notes are an integral part of the financial statements.

38

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy – Alternate Sources — 0.3%
Green Plains Renewable Energy, Inc. (a)	4,072	$25,410
Renewable Energy Group, Inc. (a)	22,349	166,053
REX American Resources Corp. (a)	1,710	33,379

		224,842

Engineering & Construction — 1.7%
AECOM Technology Corp. (a)	6,724	110,610
Dycom Industries, Inc. (a)	970	18,052
EMCOR Group, Inc.	397	11,044
KBR, Inc.	46,565	1,150,621
URS Corp.	4,589	160,064

		1,450,391

Entertainment — 0.2%
Cinemark Holdings, Inc.	3,560	81,346
Regal Entertainment Group Class A	4,580	63,021

		144,367

Environmental Controls — 1.9%
Darling International, Inc. (a)	8,360	137,857
Mine Safety Appliances Co.	80	3,219
Tetra Technologies, Inc. (a)	6,435	167,825
Waste Connections, Inc.	43,471	1,300,652

		1,609,553

Foods — 1.0%
Harris Teeter Supermarkets, Inc.	80	3,279
Safeway, Inc.	1,254	22,760
Smithfield Foods, Inc. (a)	1,300	28,119
Spartan Stores, Inc.	2,017	36,568
TreeHouse Foods, Inc. (a)	11,168	695,655
Village Super Market	612	19,939
Weis Markets, Inc.	1,116	49,684

		856,004

Forest Products & Paper — 0.7%
Boise, Inc.	2,863	18,838
Buckeye Technologies, Inc.	5,603	159,629
KapStone Paper and Packaging Corp. (a)	6,980	110,633
Neenah Paper, Inc.	3,104	82,846
P.H. Glatfelter Co.	10,843	177,500
Schweitzer-Mauduit International, Inc.	970	66,096

		615,542

Gas — 0.8%
PAA Natural Gas Storage LP	24,835	443,801
UGI Corp.	2,810	82,698
Vectren Corp.	4,705	138,892

		665,391

	Number of Shares	Value
Hand & Machine Tools — 0.7%
Kennametal, Inc.	90	$2,983
Regal-Beloit Corp.	9,741	606,475

		609,458

Health Care – Products — 1.7%
Bruker Corp. (a)	3,110	41,394
CONMED Corp.	4,939	136,662
Cyberonics, Inc. (a)	1,364	61,298
Dexcom, Inc. (a)	35,049	454,235
Hanger, Inc. (a)	3,800	97,432
Henry Schein, Inc. (a)	1,663	130,529
IDEXX Laboratories, Inc. (a)	134	12,881
Orthofix International NV (a)	7,063	291,349
PSS World Medical, Inc. (a)	719	15,092
ResMed, Inc. (a)	4,270	133,224
Steris Corp.	530	16,626
Vascular Solutions, Inc. (a)	2,490	31,274
Young Innovations, Inc.	948	32,697

		1,454,693

Health Care – Services — 3.2%
AMERIGROUP Corp. (a)	7,149	471,191
AmSurg Corp. (a)	4,964	148,821
Assisted Living Concepts, Inc.	3,550	50,481
Bio-Reference Laboratories, Inc. (a)	4,103	107,827
DaVita, Inc. (a)	674	66,194
The Ensign Group, Inc.	4,813	136,064
Health Management Associates, Inc. Class A (a)	9,720	76,302
HEALTHSOUTH Corp. (a)	40,801	949,031
Laboratory Corporation of America Holdings (a)	230	21,300
LifePoint Hospitals, Inc. (a)	429	17,580
Lincare Holdings, Inc.	6,569	223,477
Magellan Health Services, Inc. (a)	173	7,842
Metropolitan Health Networks, Inc. (a)	10,306	98,628
Molina Healthcare, Inc. (a)	11	258
Select Medical Holdings Corp. (a)	12,984	131,268
Skilled Healthcare Group, Inc. Class A (a)	1,140	7,159
Triple-S Management Corp. Class B (a)	1,636	29,906
U.S. Physical Therapy, Inc.	3,364	85,547
Universal Health Services, Inc. Class B	2,430	104,879

		2,733,755

Holding Company – Diversified — 0.0%
Harbinger Group, Inc. (a)	450	3,505
Primoris Services Corp.	3,056	36,672

		40,177

The accompanying notes are an integral part of the financial statements.

39

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.8%
Toll Brothers, Inc. (a)	23,968	$712,569

Home Furnishing — 0.2%
La-Z-Boy, Inc. (a)	8,159	100,274
VOXX International Corp. (a)	6,389	59,546

		159,820

Household Products — 0.7%
Acco Brands Corp. (a)	3,749	38,764
Church & Dwight Co., Inc.	4,557	252,777
CSS Industries, Inc.	1,185	24,352
Helen of Troy Ltd. (a)	2,463	83,471
Jarden Corp.	5,151	216,445
Spectrum Brands Holdings, Inc. (a)	270	8,794

		624,603

Housewares — 0.0%
The Toro Co.	103	7,549

Insurance — 4.2%
Allied World Assurance Co. Holdings Ltd.	235	18,675
Alterra Capital Holdings Ltd.	11,288	263,575
American Equity Investment Life Holding Co.	1,060	11,671
American Financial Group, Inc.	5,620	220,473
AmTrust Financial Services, Inc.	16,254	482,906
Assurant, Inc.	3,683	128,316
Assured Guaranty Ltd.	22	310
Brown & Brown, Inc.	16,758	456,991
CNO Financial Group, Inc.	23,325	181,935
Everest Re Group Ltd.	30	3,105
FBL Financial Group, Inc. Class A	689	19,299
Greenlight Capital Re Ltd. Class A (a)	2,050	52,111
The Hanover Insurance Group, Inc.	15	587
HCC Insurance Holdings, Inc.	6,225	195,465
Horace Mann Educators Corp.	6,952	121,521
Maiden Holdings Ltd.	3,343	29,017
Meadowbrook Insurance Group, Inc.	11,926	104,829
Montpelier Re Holdings Ltd.	3,250	69,192
PartnerRe Ltd.	1,110	83,994
Primerica, Inc.	7,301	195,156
ProAssurance Corp.	1,641	146,197
Protective Life Corp.	4,254	125,110
Reinsurance Group of America, Inc. Class A	3,256	173,252
RenaissanceRe Holdings Ltd.	1,700	129,217
StanCorp Financial Group, Inc.	632	23,485
Symetra Financial Corp.	16,046	202,500
Torchmark Corp.	3,256	164,591
Tower Group, Inc.	773	16,132

		3,619,612

	Number of Shares	Value
Internet — 2.1%
Ancestry.com, Inc. (a)	1,237	$34,055
AOL, Inc. (a)	1,291	36,251
Dice Holdings, Inc. (a)	7,760	72,866
Digital River, Inc. (a)	902	14,991
eResearch Technology, Inc. (a)	3,070	24,529
IAC/InterActiveCorp	2,033	92,705
Move, Inc. (a)	1,460	13,301
Perficient, Inc. (a)	600	6,738
Sapient Corp.	10,451	105,242
Splunk, Inc. (a)	260	7,306
TIBCO Software, Inc. (a)	35,066	1,049,175
ValueClick, Inc. (a)	7,548	123,712
VASCO Data Security International, Inc. (a)	4,254	34,798
Websense, Inc. (a)	7,872	147,442
XO Group, Inc. (a)	600	5,322

		1,768,433

Iron & Steel — 0.2%
Metals USA Holdings Corp. (a)	3,140	49,957
Steel Dynamics, Inc.	11,581	136,077

		186,034

Leisure Time — 0.1%
Multimedia Games Holding Co. (a)	973	13,622
Polaris Industries, Inc.	161	11,508
Town Sports International Holdings, Inc. (a)	1,350	17,942

		43,072

Lodging — 0.2%
Ameristar Casinos, Inc.	7,892	140,241

Machinery – Diversified — 1.0%
AGCO Corp. (a)	20	915
Altra Holdings, Inc.	2,126	33,548
Applied Industrial Technologies, Inc.	3,301	121,642
Briggs & Stratton Corp.	1,344	23,506
Columbus McKinnon Corp. (a)	1,978	29,848
Gardner Denver, Inc.	134	7,090
Kadant, Inc. (a)	2,906	68,146
NACCO Industries, Inc. Class A	460	53,475
Tennant Co.	165	6,592
Wabtec Corp.	5,865	457,529
Xylem, Inc.	538	13,541
Zebra Technologies Corp. Class A (a)	1,830	62,879

		878,711

Manufacturing — 0.9%
Actuant Corp. Class A	6,605	179,392
AZZ, Inc.	241	14,764
Barnes Group, Inc.	3,198	77,679
EnPro Industries, Inc. (a)	80	2,990
FreightCar America, Inc.	2,000	45,940

The accompanying notes are an integral part of the financial statements.

40

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
GP Strategies Corp. (a)	3,224	$59,547
Koppers Holdings, Inc.	2,583	87,822
LSB Industries, Inc. (a)	1,020	31,528
Myers Industries, Inc.	4,902	84,118
Park-Ohio Holdings Corp. (a)	1,656	31,514
Standex International Corp.	1,919	81,692
Tredegar Corp.	811	11,808
Trimas Corp. (a)	3,753	75,435

		784,229

Media — 0.7%
Demand Media, Inc. (a)	2,463	27,586
DISH Network Corp. Class A	2,835	80,939
FactSet Research Systems, Inc.	3,894	361,908
Scholastic Corp.	4,426	124,636
Sinclair Broadcast Group, Inc. Class A	3,213	29,110

		624,179

Metal Fabricate & Hardware — 0.2%
Worthington Industries, Inc.	9,493	194,322

Mining — 0.9%
Aurizon Mines Ltd. (a)	4,682	21,116
Century Aluminum Co. (a)	33,316	244,206
Compass Minerals International, Inc.	6,328	482,700
Nevsun Resources Ltd.	1,975	6,399
Noranda Aluminum Holding Corp.	2,326	18,515

		772,936

Office Furnishings — 0.2%
Herman Miller, Inc.	4,540	84,081
Knoll, Inc.	4,017	53,908
Steelcase, Inc. Class A	8,670	78,290

		216,279

Oil & Gas — 2.4%
Alon USA Energy, Inc.	5,430	45,938
CVR Energy, Inc. (b)	3,864	-
CVR Energy, Inc. (a)	130	3,455
Delek US Holdings, Inc.	4,111	72,313
Denbury Resources, Inc. (a)	5,420	81,896
Energy Partners Ltd. (a)	22,297	376,819
Energy XXI (Bermuda) Ltd.	5,803	181,576
Gran Tierra Energy, Inc. (a)	18,000	88,380
Helmerich & Payne, Inc.	1,600	69,568
Kosmos Energy Ltd. (a)	26,754	295,632
Nabors Industries Ltd. (a)	1,645	23,688
Parker Drilling Co. (a)	25,641	115,641
Petrobras Argentina SA ADR (Argentina) (a)	2	15
Pioneer Drilling Co. (a)	1,370	10,919
Stone Energy Corp. (a)	542	13,734
Tesoro Corp. (a)	6,206	154,902
TransGlobe Energy Corp. (a)	7,893	70,642
VAALCO Energy, Inc. (a)	21,397	184,656

	Number of Shares	Value
Venoco, Inc. (a)	5,840	$58,459
Warren Resources, Inc. (a)	10,780	25,872
Western Refining, Inc.	9,218	205,285

		2,079,390

Oil & Gas Services — 3.2%
Basic Energy Services, Inc. (a)	5,570	57,482
C&J Energy Services, Inc. (a)	7,246	134,051
Helix Energy Solutions Group, Inc. (a)	8,694	142,669
HollyFrontier Corp.	56,479	2,001,051
Key Energy Services, Inc. (a)	11,870	90,212
Matrix Service Co. (a)	4,545	51,586
RPC, Inc.	15,278	181,655
Targa Resources Corp.	2,930	125,111

		2,783,817

Packaging & Containers — 1.3%
Ball Corp.	247	10,140
Graphic Packaging Holding Co. (a)	11,844	65,142
Packaging Corporation of America	35,609	1,005,598
Silgan Holdings, Inc.	764	32,615

		1,113,495

Pharmaceuticals — 3.8%
Achillion Pharmaceuticals, Inc. (a)	23,189	143,772
Endo Health Solutions, Inc. (a)	3,497	108,337
MAP Pharmaceuticals, Inc. (a)	11,810	176,914
Medivation, Inc. (a)	2,784	254,458
Obagi Medical Products, Inc. (a)	3,012	45,993
Omnicare, Inc.	3,650	113,989
Patterson Cos., Inc.	4,457	153,633
Questcor Pharmaceuticals, Inc. (a)	25,782	1,372,634
Santarus, Inc. (a)	6,630	47,007
SciClone Pharmaceuticals, Inc. (a)	8,610	60,356
SXC Health Solutions Corp. (a)	4,730	469,263
United Therapeutics Corp. (a)	1,520	75,058
USANA Health Sciences, Inc. (a)	2,888	118,754
VIVUS, Inc. (a)	5,260	150,120

		3,290,288

Pipelines — 0.0%
Crosstex Energy, Inc.	2,005	28,070

Real Estate Investment Trusts (REITS) — 9.4%
Acadia Realty Trust	1,010	23,412
American Campus Communities, Inc.	2,328	104,713
Apartment Investment & Management Co. Class A	2,550	68,927
Ares Commercial Real Estate Corp.	7,410	129,527
BRE Properties, Inc.	527	26,361
Camden Property Trust	26	1,759
CBL & Associates Properties, Inc.	3,850	75,229
Chatham Lodging Trust	14,200	202,776
Colonial Properties Trust	950	21,033
CubeSmart	6,594	76,952

The accompanying notes are an integral part of the financial statements.

41

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CYS Investments, Inc.	37,276	$513,291
DCT Industrial Trust Inc.	11,540	72,702
Digital Realty Trust, Inc.	12,853	964,875
Douglas Emmett, Inc.	1,070	24,717
Duke Realty Corp.	2,990	43,774
Eastgroup Properties	3,423	182,446
Education Realty Trust, Inc.	3,520	39,002
Essex Property Trust, Inc.	846	130,216
Extra Space Storage, Inc.	7,990	244,494
Federal Realty Investment Trust	1,658	172,581
First Industrial Realty Trust, Inc. (a)	5,469	69,019
Glimcher Realty Trust	4,940	50,487
Granite Real Estate, Inc.	42	1,424
Hatteras Financial Corp.	22,040	630,344
Healthcare Realty Trust, Inc.	3,620	86,301
Home Properties, Inc.	3,212	197,088
LaSalle Hotel Properties	35,125	1,023,542
Liberty Property Trust	2,760	101,678
Mid-America Apartment Communities, Inc.	9,618	656,332
OMEGA Healthcare Investors, Inc.	3,220	72,450
Post Properties, Inc.	2,230	109,158
PS Business Parks, Inc.	1,639	110,993
Ramco-Gershenson Properties Trust	5,490	69,009
Realty Income Corp.	2,510	104,843
Regency Centers Corp.	2,170	103,227
RLJ Lodging Trust	180	3,263
Sabra Health Care REIT, Inc.	1,550	26,521
Sovran Self Storage, Inc.	2,807	140,603
Starwood Property Trust, Inc.	36,053	768,289
Sun Communities, Inc.	2,561	113,299
Sunstone Hotel Investors, Inc. (a)	4,990	54,840
Tanger Factory Outlet Centers, Inc.	6,809	218,228
Taubman Centers, Inc.	3,092	238,579
Weingarten Realty Investors	663	17,463

		8,085,767

Retail — 9.2%
Advance Auto Parts, Inc.	1,827	124,638
ANN, Inc. (a)	6,605	168,361
Big Lots, Inc. (a)	4,469	182,291
Bob Evans Farms, Inc.	3,769	151,514
Body Central Corp. (a)	3,980	35,820
Brinker International, Inc.	7,220	230,101
The Buckle, Inc.	1,880	74,392
CarMax, Inc. (a)	21,224	550,551
Casey’s General Stores, Inc.	20	1,180
Cash America International, Inc.	990	43,600
The Cato Corp. Class A	6,952	211,758
CEC Entertainment, Inc.	2,174	79,068
The Cheesecake Factory, Inc. (a)	4,684	149,701
Chico’s FAS, Inc.	13,776	204,436
Cracker Barrel Old Country Store, Inc.	2,313	145,256

	Number of Shares	Value
Denny’s Corp. (a)	4,298	$19,083
Dick’s Sporting Goods, Inc.	322	15,456
Dillard’s, Inc. Class A	1,658	105,581
Dunkin’ Brands Group, Inc.	45,058	1,547,292
Express, Inc. (a)	8,332	151,392
EZCORP, Inc. Class A (a)	5,635	132,197
The Finish Line, Inc. Class A	8,852	185,095
First Cash Financial Services, Inc. (a)	221	8,878
Foot Locker, Inc.	7,069	216,170
Fred’s, Inc. Class A	4,650	71,099
GameStop Corp. Class A	8,229	151,084
Hibbett Sports, Inc. (a)	267	15,409
Hot Topic, Inc.	9,440	91,474
HSN, Inc.	356	14,365
The Men’s Wearhouse, Inc.	3,465	97,505
Nu Skin Enterprises, Inc. Class A	530	24,857
P.F. Chang’s China Bistro, Inc.	292	15,029
Papa John’s International, Inc. (a)	3,251	154,650
PetSmart, Inc.	1	68
Pier 1 Imports, Inc.	51,150	840,394
PVH Corp.	14,146	1,100,417
RadioShack Corp.	715	2,746
Red Robin Gourmet Burgers, Inc. (a)	2,740	83,597
Regis Corp.	4,164	74,785
Roundy’s, Inc.	8,450	86,275
Rue21, Inc. (a)	1,510	38,112
Ruth’s Hospitality Group, Inc. (a)	567	3,742
Saks, Inc. (a)	15,453	164,574
Sally Beauty Holdings, Inc. (a)	823	21,184
Staples, Inc.	770	10,049
Williams-Sonoma, Inc.	2,080	72,738

		7,867,964

Savings & Loans — 0.9%
BankUnited, Inc.	15,649	369,003
Flushing Financial Corp.	2,257	30,763
OceanFirst Financial Corp.	1,574	22,603
Oritani Financial Corp.	20,200	290,678
Washington Federal, Inc.	4,950	83,605

		796,652

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a)	15,880	90,992
Brooks Automation, Inc.	2,063	19,475
Cabot Microelectronics Corp.	258	7,536
Cypress Semiconductor Corp. (a)	500	6,610
Emulex Corp. (a)	12,810	92,232
Entegris, Inc. (a)	14,779	126,213
GSI Group, Inc. (a)	4,152	47,582
GT Advanced Technologies, Inc. (a)	22,191	117,168
Integrated Device Technology, Inc. (a)	240	1,349
Integrated Silicon Solution, Inc. (a)	3,722	37,555
IXYS Corp. (a)	4,784	53,437
Magnachip Semiconductor Corp. (a)	1,430	13,628

The accompanying notes are an integral part of the financial statements.

42

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QLogic Corp. (a)	1,746	$23,903
Semtech Corp. (a)	45,006	1,094,546
Skyworks Solutions, Inc. (a)	34,230	936,875

		2,669,101

Software — 2.7%
Actuate Corp. (a)	10,242	70,977
Acxiom Corp. (a)	12,765	192,879
Allscripts Healthcare Solutions, Inc. (a)	1,712	18,712
BMC Software, Inc. (a)	590	25,181
Broadridge Financial Solutions, Inc.	6,551	139,340
CSG Systems International, Inc. (a)	6,048	104,510
The Dun & Bradstreet Corp.	143	10,177
Ebix, Inc.	4,638	92,528
Fair Isaac Corp.	374	15,813
Infoblox, Inc. (a)	860	19,720
JDA Software Group, Inc. (a)	548	16,270
ManTech International Corp/VA Class A	1,047	24,573
MedAssets, Inc. (a)	9,130	122,799
Medidata Solutions, Inc. (a)	26	849
MModal, Inc. (a)	550	7,139
MSCI, Inc. Class A (a)	38,810	1,320,316
Omnicell, Inc. (a)	6,582	96,361
Seachange International, Inc. (a)	3,549	29,208
SYNNEX Corp. (a)	814	28,075

		2,335,427

Telecommunications — 2.1%
Amdocs Ltd. (a)	3,833	113,917
Arris Group, Inc. (a)	7,350	102,238
Aruba Networks, Inc. (a)	35,380	532,469
Finisar Corp. (a)	35,234	527,101
Globecomm Systems, Inc. (a)	3,156	32,002
Plantronics, Inc.	2,738	91,449
Polycom, Inc. (a)	8,780	92,366
Portugal Telecom SGPS SA Sponsored ADR (Portugal)	8,570	38,136
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	5,174	48,791
Telephone & Data Systems, Inc.	1,233	26,251
USA Mobility, Inc.	8,104	104,217
Vonage Holdings Corp. (a)	55,113	110,777

		1,819,714

Textiles — 0.2%
Cintas Corp.	3,757	145,058

Toys, Games & Hobbies — 0.1%
LeapFrog Enterprises, Inc. (a)	5,870	60,226

Transportation — 2.7%
Celadon Group, Inc.	2,770	45,373
Forward Air Corp.	1,566	50,535

	Number of Shares	Value
Genesee & Wyoming, Inc. Class A (a)	9,984	$527,554
Hub Group, Inc. Class A (a)	10,562	382,344
Old Dominion Freight Line, Inc. (a)	26,944	1,166,406
Swift Transportation Co. (a)	13,095	123,748
UTI Worldwide, Inc.	3,930	57,417

		2,353,377

Water — 0.5%
American States Water Co.	80	3,167
Aqua America, Inc.	18,392	459,064

		462,231

TOTAL COMMON STOCK (Cost $68,205,074)		83,550,486

TOTAL EQUITIES (Cost $68,205,074)		83,550,486

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b)	400	4

TOTAL RIGHTS (Cost $0)		4

TOTAL LONG-TERM INVESTMENTS (Cost $68,205,074)		83,550,490

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (c)	$2,470,267	2,470,267

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/02/12	14,492	14,492

TOTAL SHORT-TERM INVESTMENTS (Cost $2,484,759)		2,484,759

TOTAL INVESTMENTS — 100.1% (Cost $70,689,833) (d)		86,035,249

Other Assets/(Liabilities) — (0.1)%		(116,396)

NET ASSETS — 100.0%		$85,918,853

The accompanying notes are an integral part of the financial statements.

43

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $2,470,269. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $2,520,259.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

MML Strategic Emerging Markets Fund – Portfolio of Investments

June 30, 2012 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.1%

COMMON STOCK — 91.1%
Agriculture — 0.5%
KT&G Corp.	3,297	$233,839

Apparel — 0.0%
Far Eastern New Century Corp.	12,910	13,753

Automotive & Parts — 1.6%
Hero Honda Motors Ltd.	10,207	394,907
Hyundai Mobis	1,512	366,018

		760,925

Banks — 13.8%
ABSA Group Ltd.	7,047	122,213
China Construction Bank Corp. Class H	1,241,130	855,727
HDFC Bank Ltd. ADR (India)	36,100	1,176,860
ICICI Bank Ltd.	34,395	553,148
Industrial & Commercial Bank of China	1,587,175	887,509
KB Financial Group, Inc.	21,613	703,971
Powszechna Kasa Oszczednosci Bank Polski SA	73,945	768,623
Sberbank	517,843	1,395,760

		6,463,811

Beverages — 0.6%
Grupo Modelo SAB de CV Class C	34,200	302,526

Building Materials — 2.6%
Anhui Conch Cement Co. Ltd. Class H	302,000	830,336
BBMG Corp.	542,500	381,449

		1,211,785

Chemicals — 4.2%
LG Chem Ltd.	4,307	1,113,932
Ultrapar Participacoes SA	24,500	551,357
Uralkali GDR (Russia) (a)	7,301	279,482

		1,944,771

Commercial Services — 1.3%
CCR SA	76,611	622,882

Computers — 1.2%
Lenovo Group Ltd.	632,000	538,403
Tata Consultancy Services Ltd.	1,458	33,553

		571,956

Diversified Financial — 5.0%
Bolsa Mexicana de Valores SAB de CV	127,900	251,971
CETIP SA - Mercados Organizados	23,000	287,428
CITIC Securities Co. Ltd. (b)	253,500	537,646
Grupo Financiero Banorte SAB de CV Class O	122,762	634,438
Mega Financial Holding Co. Ltd.	871,460	646,007

		2,357,490

	Number of Shares	Value
Electronics — 3.6%
Hon Hai Precision Industry Co. Ltd.	558,356	$1,683,639

Engineering & Construction — 2.9%
Hyundai Engineering & Construction Co. Ltd.	9,116	524,104
Larsen & Toubro Ltd.	24,458	616,872
Multiplan Empreendimentos Imobiliarios SA	8,500	208,046

		1,349,022

Health Care – Products — 1.5%
Hengan International Group Co. Ltd.	71,000	689,424

Holding Company – Diversified — 2.1%
Alfa SAB de CV	40,509	647,430
Bidvest Group Ltd.	15,247	340,710

		988,140

Insurance — 2.9%
Ping An Insurance Group Co. of China Ltd. Class H	165,500	1,334,449

Internet — 3.8%
NHN Corp.	2,985	654,613
Tencent Holdings Ltd.	37,200	1,098,535

		1,753,148

Iron & Steel — 3.3%
Gerdau SA Sponsored ADR (Brazil)	82,700	724,452
POSCO	2,516	803,386

		1,527,838

Machinery – Construction & Mining — 0.5%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (b)	163,800	210,495

Media — 1.3%
Naspers Ltd.	11,551	617,706

Mining — 1.8%
African Minerals Ltd. (b)	59,342	287,809
Antofagasta PLC	31,241	536,174
Yamana Gold, Inc.	1,135	17,479

		841,462

Oil & Gas — 13.8%
CNOOC Ltd.	845,000	1,704,610
Gazprom OAO Sponsored ADR (Russia) (b)	71,946	683,487
Kunlun Energy Co. Ltd	252,000	405,141
NovaTek OAO GDR (Russia) (a)	10,238	1,085,228
Petroleo Brasileiro SA Sponsored ADR (Brazil)	65,581	1,189,639
Petroleo Brasileiro SA Sponsored ADR (Brazil)	10,200	191,454
Rosneft Oil Co. GDR (Russia) (a) (b)	67,696	423,777

The accompanying notes are an integral part of the financial statements.

45

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sasol Ltd.	18,298	$769,764

		6,453,100

Real Estate — 2.8%
BR Malls Participacoes SA	26,182	299,819
China Overseas Land & Investment Ltd.	428,000	1,004,037

		1,303,856

Retail — 3.0%
Belle International Holdings Ltd.	414,000	709,214
Dufry Group (b)	3,005	364,533
Golden Eagle Retail Group Ltd.	167,000	344,320

		1,418,067

Semiconductors — 9.6%
Samsung Electronics Co., Ltd.	2,774	2,941,058
SK Hynix, Inc. (b)	12,440	262,951
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan) (b)	90,861	1,268,419

		4,472,428

Shipbuilding — 2.2%
Hyundai Heavy Industries Co. Ltd.	4,527	1,031,679

Software — 0.9%
Infosys Ltd. Sponsored ADR (India)	9,453	425,952

Telecommunications — 3.6%
America Movil SAB de CV Sponsored ADR (Mexico)	23,364	608,866
China Mobile Ltd.	34,500	379,620
MTN Group Ltd.	39,217	677,895

		1,666,381

Transportation — 0.7%
China Shipping Development Co. Ltd. Class H	680,000	321,649

TOTAL COMMON STOCK (Cost $45,768,178)		42,572,173

PREFERRED STOCK — 4.0%
Banks — 1.2%
Banco do Estado do Rio Grande do Sul 6.880%	28,900	204,322
Itau Unibanco Holding SA 3.850%	24,068	339,001

		543,323

Mining — 2.8%
Vale SA Sponsored ADR (Brazil) 9.050%	67,101	1,309,140

TOTAL PREFERRED STOCK (Cost $2,164,603)		1,852,463

		Value

TOTAL EQUITIES (Cost $47,932,781)		$44,424,636

TOTAL LONG-TERM INVESTMENTS (Cost $47,932,781)		44,424,636

	Principal Amount
SHORT-TERM INVESTMENTS — 4.7%
Repurchase Agreement — 4.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/29/12, 0.010%, due 7/02/12 (c)	$2,196,088	2,196,088

TOTAL SHORT-TERM INVESTMENTS (Cost $2,196,088)		2,196,088

TOTAL INVESTMENTS — 99.8% (Cost $50,128,869) (d)		46,620,724

Other Assets/(Liabilities) — 0.2%		92,080

NET ASSETS — 100.0%		$46,712,804

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2012, these securities amounted to a value of $1,788,487 or 3.83% of net assets.
(b)	Non-income producing security.
(c)	Maturity value of $2,196,090. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,241,242.
(d)	See Note 6 for aggregate cost for federal tax purposes.

46

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	MML China Fund	MML High Yield Fund
Assets:
Investments, at value (Note 2) (a)	$18,583,500	$112,677,551
Short-term investments, at value (Note 2) (b)	290,289	7,589,811

Total investments	18,873,789	120,267,362

Cash	-	-
Foreign currency, at value (c)	44,043	-
Receivables from:
Investments sold	263,433	1,702,551
Variation margin of open futures contracts (Note 2)	-	-
Investments sold on a when-issued basis (Note 2)	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	8,968	14,432
Fund shares sold	-	243,073
Interest and dividends	223,541	2,027,227
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	-	-

Total assets	19,413,774	124,254,645

Liabilities:
Payables for:
Investments purchased	479,514	3,214,665
Collateral held for reverse repurchase agreements (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	3,174	31,117
Interest and dividends	-	-
Investments purchased on a when-issued basis (Note 2)	-	1,887,814
Trustees’ fees and expenses (Note 3)	1,577	3,849
Collateral held for open swap agreements (Note 2)	-	-
Affiliates (Note 3):
Investment management fees	15,362	55,210
Administration fees	3,658	13,802
Service fees	-	6,531
Accrued expense and other liabilities	5,491	12,659

Total liabilities	508,776	5,225,647

Net assets	$18,904,998	$119,028,998

Net assets consist of:
Paid-in capital	$20,338,102	$114,573,982
Undistributed (accumulated) net investment income (loss)	254,648	1,989,820
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,475,665)	1,255,473
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(212,087)	1,209,723

Net assets	$18,904,998	$119,028,998

(a) Cost of investments:	$18,795,691	$111,467,828
(b) Cost of short-term investments:	$290,289	$7,589,811
(c) Cost of foreign currency:	$44,142	$-

The accompanying notes are an integral part of the financial statements.

48

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$542,998,046	$136,098,952	$83,550,490	$44,424,636
279,058,646	54,614,488	2,484,759	2,196,088

822,056,692	190,713,440	86,035,249	46,620,724

47	-	-	-
-	-	-	88,072

2,735,908	154,823	657,743	252,992
-	64,673	-	-
-	14,377,782	-	-
940,000	-	-	-
-	4,659	-	12,516
94,616	124,494	18,161	14,916
2,665,225	913,432	114,573	160,180
-	-	-	749
-	548,768	-	-

828,492,488	206,902,071	86,825,726	47,150,149

10,790,507	-	703,039	369,121
291,654	-	-	-
377,617,309	-	-	-
108,113	-	-	-
76,759	115,177	79,614	6,959
-	2,229	-	-
829,947	21,640,419	-	-
43,272	11,832	21,292	1,871
-	500,000	-	-

190,896	58,251	42,496	37,392
-	14,562	-	8,903
34,378	10,271	2,258	4,953
64,540	34,371	58,174	8,146

390,047,375	22,387,112	906,873	437,345

$438,445,113	$184,514,959	$85,918,853	$46,712,804

$383,941,858	$181,779,679	$71,964,137	$50,662,863
6,044,423	526,591	333,080	186,181
(173,815)	811,772	(1,723,780)	(631,809)
48,632,647	1,396,917	15,345,416	(3,504,431)

$438,445,113	$184,514,959	$85,918,853	$46,712,804

$494,365,399	$134,512,846	$68,205,074	$47,932,781
$279,058,646	$54,614,488	$2,484,759	$2,196,088
$-	$-	$-	$87,087

49

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	MML China Fund	MML High Yield Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$15,593,480	$106,998,192

Shares outstanding (a)	1,662,826	10,138,273

Net asset value, offering price and redemption price per share	$9.38	$10.55

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$3,311,518	$12,030,806

Shares outstanding (a)	354,705	1,142,482

Net asset value, offering price and redemption price per share	$9.34	$10.53

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$381,373,619	$-	$82,093,597	$-

32,209,593	-	9,866,549	-

$11.84	$-	$8.32	$-

$-	$167,699,640	$-	$38,673,056

-	16,607,917	-	4,028,811

$-	$10.10	$-	$9.60

$57,071,494	$-	$3,825,256	$-

4,835,153	-	462,449	-

$11.80	$-	$8.27	$-

$-	$16,815,319	$-	$8,039,748

-	1,667,491	-	834,352

$-	$10.08	$-	$9.64

51

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

	MML China Fund	MML High Yield Fund
Investment income (Note 2):
Dividends (a)	$347,853	$-
Interest	13	3,875,623

Total investment income	347,866	3,875,623

Expenses (Note 3):
Investment management fees	101,537	299,671
Custody fees	17,260	4,736
Interest expense	-	-
Audit fees	18,214	16,983
Legal fees	2,953	2,028
Proxy fees	488	489
Shareholder reporting fees	21,817	19,272
Trustees’ fees	877	3,898

	163,146	347,077
Administration fees:
Class II	19,930	67,916
Service Class I	4,246	7,001
Distribution and service fees:
Service Class	-	-
Service Class I	-	11,669

Total expenses	187,322	433,663
Expenses waived (Note 3):
Class II fees waived by adviser	(42,812)	(24,862)
Service Class I fees waived by adviser	(4,880)	(2,566)
Class II management fees waived	-	(45,269)
Service Class I management fees waived	-	(4,676)

Net expenses	139,630	356,290

Net investment income (loss)	208,236	3,519,333

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(433,132)	1,290,755
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(140)	-

Net realized gain (loss)	(433,272)	1,290,755

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,341,433	1,665,517
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	85	-

Net change in unrealized appreciation (depreciation)	1,341,518	1,665,517

Net realized gain (loss) and change in unrealized appreciation (depreciation)	908,246	2,956,272

Net increase (decrease) in net assets resulting from operations	$1,116,482	$6,475,605

(a) Net of withholding tax of:	$27,970	$-

The accompanying notes are an integral part of the financial statements.

52

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$686,716	$483,462
9,513,424	2,062,477	2,024	40

9,513,424	2,062,477	688,740	483,502

1,153,295	384,080	290,747	210,618
27,903	23,797	65,660	29,866
402,835	-	-	-
17,244	17,198	16,631	20,787
5,753	3,750	2,287	1,464
489	489	488	488
38,230	27,116	20,347	16,258
18,615	9,667	4,451	1,466

1,664,364	466,097	400,611	280,947

-	88,466	-	40,100
-	7,554	-	10,047

64,539	-	4,338	-
-	18,884	-	10,047

1,728,903	581,001	404,949	341,141

-	(31,202)	-	(40,222)
-	(2,804)	-	(10,049)
-	-	-	-
-	-	-	-

1,728,903	546,995	404,949	290,870

7,784,521	1,515,482	283,791	192,632

3,681,891	2,041,630	6,822,543	(70,849)
-	(421,396)	-	-
-	(95,804)	-	-
-	-	-	(14,011)

3,681,891	1,524,430	6,822,543	(84,860)

4,529,782	255,392	2,714,379	(2,089,675)
-	(29,716)	-	-
-	(169,194)	-	-
-	-	-	4,133

4,529,782	56,482	2,714,379	(2,085,542)

8,211,673	1,580,912	9,536,922	(2,170,402)

$15,996,194	$3,096,394	$9,820,713	$(1,977,770)

$-	$-	$1,154	$51,799

53

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$208,236	$51,587
Net realized gain (loss) on investment transactions	(433,272)	(997,859)
Net change in unrealized appreciation (depreciation) on investments	1,341,518	(3,208,953)

Net increase (decrease) in net assets resulting from operations	1,116,482	(4,155,225)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	-	-
Class II	-	(4,948)
Service Class	-	-
Service Class I	-	(678,153)

Total distributions from net realized gains	-	(683,101)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	-	17,180,270
Service Class	-	-
Service Class I	58,096	(15,942,733)

Increase (decrease) in net assets from fund share transactions	58,096	1,237,537

Total increase (decrease) in net assets	1,174,578	(3,600,789)
Net assets
Beginning of period	17,730,420	21,331,209

End of period	$18,904,998	$17,730,420

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$254,648	$46,412

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

54

MML High Yield Fund		MML Inflation-Protected and Income Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$3,519,333	$5,225,853	$7,784,521	$19,595,986
1,290,755	1,111,246	3,681,891	14,127,599
1,665,517	(2,160,033)	4,529,782	22,761,628

6,475,605	4,177,066	15,996,194	56,485,213

-	-	(1,520,097)	(19,913,403)
(1,399,295)	(4,932,529)	-	-
-	-	(185,509)	(1,777,551)
(128,144)	(357,486)	-	-

(1,527,439)	(5,290,015)	(1,705,606)	(21,690,954)

-	-	(3,339,574)	-
(615,874)	-	-	-
-	-	(473,813)	-
(58,797)	-	-	-

(674,671)	-	(3,813,387)	-

-	-	14,517,180	(70,324,070)
32,606,049	9,524,580	-	-
-	-	8,821,050	12,709,368
4,238,355	5,483,644	-	-

36,844,404	15,008,224	23,338,230	(57,614,702)

41,117,899	13,895,275	33,815,431	(22,820,443)

77,911,099	64,015,824	404,629,682	427,450,125

$119,028,998	$77,911,099	$438,445,113	$404,629,682

$1,989,820	$-	$6,044,423	$-

$-	$(2,074)	$-	$(34,492)

55

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,515,482	$3,350,597
Net realized gain (loss) on investment transactions	1,524,430	4,900,359
Net change in unrealized appreciation (depreciation) on investments	56,482	(231,631)

Net increase (decrease) in net assets resulting from operations	3,096,394	8,019,325

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(948,603)	(3,622,218)
Service Class	-	-
Service Class I	(81,672)	(140,114)

Total distributions from net investment income	(1,030,275)	(3,762,332)

From net realized gains:
Initial Class	-	-
Class II	(3,935,105)	(1,625,790)
Service Class	-	-
Service Class I	(370,381)	(53,751)

Total distributions from net realized gains	(4,305,486)	(1,679,541)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(34,528,382)	1,563,102
Service Class	-	-
Service Class I	3,975,432	6,780,710

Increase (decrease) in net assets from fund share transactions	(30,552,950)	8,343,812

Total increase (decrease) in net assets	(32,792,317)	10,921,264
Net assets
Beginning of period	217,307,276	206,386,012

End of period	$184,514,959	$217,307,276

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$526,591	$41,384

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

56

MML Small/Mid Cap Equity Fund		MML Strategic Emerging Markets Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$283,791	$694,392	$192,632	$187,765
6,822,543	21,466,032	(84,860)	544,500
2,714,379	(24,221,355)	(2,085,542)	(7,097,652)

9,820,713	(2,060,931)	(1,977,770)	(6,365,387)

-	(995,640)	-	-
-	-	-	(116,527)
-	(22,970)	-	-
-	-	-	(3,876)

-	(1,018,610)	-	(120,403)

-	(14,058,973)	-	-
-	-	-	(799,603)
-	(462,302)	-	-
-	-	-	(1,220,079)

-	(14,521,275)	-	(2,019,682)

(21,310,889)	(19,729,382)	-	-
-	-	22,759,023	21,310,357
437,737	816,385	-	-
-	-	756,982	(14,847,849)

(20,873,152)	(18,912,997)	23,516,005	6,462,508

(11,052,439)	(36,513,813)	21,538,235	(2,042,964)

96,971,292	133,485,105	25,174,569	27,217,533

$85,918,853	$96,971,292	$46,712,804	$25,174,569

$333,080	$49,289	$186,181	$-

$-	$-	$-	$(6,451)

57

MML Series Investment Funds II – Financial Statements (Continued)

Statement of Cash Flows

For the Six Months Ended June 30, 2012 (Unaudited)

MML Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$15,996,194
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(111,869,365)
Investments sold	70,858,850
Adjustments to the principal amount of inflation-indexed bonds	(5,730,756)
(Purchase) Sale of short-term investments, net	(8,652,891)
Amortization (accretion) of discount and premium, net	1,034,023
(Increase) Decrease in receivable from interest and dividends	85,257
(Increase) Decrease in receivable from collateral held for reverse repurchase agreements	(648,346)
Increase (Decrease) in payable for interest for reverse repurchase agreements	21,862
Increase (Decrease) in payable for Trustees’ fees and expenses	4,519
Increase (Decrease) in payable for investment management fees	2,472
Increase (Decrease) in payable for service fees	7,508
Increase (Decrease) in payable for accrued expenses and other liabilities	4,947
Net change in unrealized (appreciation) depreciation on investments	(4,529,782)
Net realized (gain) loss from investments	(3,681,891)

Net cash provided by (used in) operating activities	(47,097,399)

Cash flows from (used in) financing activities:
Proceeds from shares sold	48,298,448
Payment on shares redeemed	(30,418,715)
Proceeds from reverse repurchase agreements	65,850,052
Repayment of reverse repurchase agreements	(36,632,339)

Net cash from (used in) financing activities	47,097,446

Net Increase (decrease) in cash	47
Cash at beginning of period	-

Cash at end of period	$47

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$5,518,993
Cash paid out for interest on reverse repurchase agreements	$380,973

The accompanying notes are an integral part of the financial statements.

58

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML China Fund

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
06/30/12 ≈	$8.82	$0.11		$0.45	$0.56	$-		$-	$-		$9.38	6.35%	**	$15,593	1.94%	*	1.40%	*#	2.19%	*	81%	**
12/31/11	11.28	0.00	†	(2.11)	(2.11)	-		(0.35)	(0.35)		8.82	(18.99%	)	14,667	1.75%		1.40%	#	0.04%		127%
12/31/10	12.76	0.03		0.52	0.55	(0.10)		(1.93)	(2.03)		11.28	4.71%		158	1.72%		1.40%	#	0.22%		145%
12/31/09 +	8.45	0.02		4.29	4.31	(0.00	) †	-	(0.00	) †	12.76	51.01%	**	151	1.76%	*	1.40%	*#	0.28%	*	174%	~
Service Class I
06/30/12 ≈	$8.79	$0.09		$0.46	$0.55	$-		$-	$-		$9.34	6.14%	**	$3,312	1.94%	*	1.65%	*#	1.96%	*	81%	**
12/31/11	11.26	0.04		(2.16)	(2.12)	-		(0.35)	(0.35)		8.79	(19.12%	)	3,064	1.98%		1.65%	#	0.32%		127%
12/31/10	12.74	(0.00	) †	0.52	0.52	(0.07)		(1.93)	(2.00)		11.26	4.42%		21,173	1.97%		1.65%	#	(0.02%	)	145%
12/31/09	7.50	(0.02)		5.26	5.24	(0.00	) †	-	(0.00	) †	12.74	70.10%		19,266	2.08%		1.65%	#	(0.18%	)	174%
12/31/08 +++	10.00	0.01		(2.50)	(2.49)	(0.01)		-	(0.01)		7.50	(24.98%	) **	11,486	3.85%	*	1.65%	*#	0.56	*	64%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
06/30/12 ≈	$10.03	$0.36	$0.36	$0.72	$(0.14)	$(0.06)	$(0.20)	$10.55	7.29%	**	$106,998	0.84%	*	0.69%	*#	7.07%	*	46%	**
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%	#	7.28%		69%
12/31/10 +	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	**	62,005	0.89%	*	0.69%	*#	7.23%	*	72%	**
Service Class I
06/30/12 ≈	$10.01	$0.35	$0.37	$0.72	$(0.14)	$(0.06)	$(0.20)	$10.53	7.25%	**	$12,031	1.10%	*	0.94%	*#	6.85%	*	46%	**
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%	#	7.06%		69%
12/31/10 +	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	**	2,010	1.14%	*	0.94%	*#	7.03%	*	72%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
≈	Unaudited.

The accompanying notes are an integral part of the financial statements.

59

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets ‡‡		Interest expense to average daily net assets ‡‡‡		Ratio of expenses to average daily net assets ‡		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
06/30/12 ≈	$11.56	$0.22	$0.22	$0.44	$(0.05)	$(0.11)		$-		$(0.16)	$11.84	3.81%	**	$381,374	0.60%	*	0.19%	*	0.79%	*	3.71%	*	14%	**
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-		-		(0.56)	11.56	13.49%		357,595	0.60%		0.16%		0.76%		4.55%		35%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-		-		(0.34)	10.71	6.56%		395,893	0.59%		0.21%		0.80%		2.32%		44%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-		-		(0.20)	10.38	11.17%		424,682	0.61%		0.30%		0.91%		1.44%		41%
12/31/08	10.56	0.54	(0.95)	(0.41)	(0.51)	-		(0.11)		(0.62)	9.53	(4.36%	)	405,288	0.60%		0.94%		1.54%		5.22%		46%
12/31/07	10.27	0.47	0.27	0.74	(0.45)	(0.00	) †	(0.00	) †	(0.45)	10.56	7.51%		335,969	0.61%		N/A		N/A		4.51%		10%
Service Class
06/30/12 ≈	$11.53	$0.21	$0.21	$0.42	$(0.04)	$(0.11)		$-		$(0.15)	$11.80	3.67%	**	$57,071	0.85%	*	0.19%	*	1.04%	*	3.57%	*	14%	**
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-		-		(0.53)	11.53	13.15%		47,034	0.85%		0.16%		1.01%		4.04%		35%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-		-		(0.32)	10.69	6.32%		31,557	0.84%		0.21%		1.05%		2.06%		44%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-		-		(0.18)	10.36	10.87%		21,068	0.86%		0.30%		1.16%		2.29%		41%
12/31/08 +++	10.62	(0.17)	(0.66)	(0.83)	(0.26)	-		(0.02)		(0.28)	9.51	(7.87%	) **	5,947	0.86%	*	1.42%	*	2.28%	*	(4.70%	) *	46%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡	Includes interest expense.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
06/30/12 ≈	$10.25	$0.08	$0.08	$0.16	$(0.06)	$(0.25)	$(0.31)	$10.10	1.55%	**	$167,700	0.59%	*	0.55%	*#	1.59%	*	222%	**
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%	#	1.49%		317%
12/31/10 +	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	**	200,161	0.57%	*	0.55%	*#	1.83%	*	214%	** >>
Service Class I
06/30/12 ≈	$10.24	$0.07	$0.07	$0.14	$(0.05)	$(0.25)	$(0.30)	$10.08	1.41%	**	$16,815	0.84%	*	0.80%	*#	1.36%	*	222%	**
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%	#	1.26%		317%
12/31/10 +	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	**	6,225	0.82%	*	0.80%	*#	1.48%	*	214%	** >>

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
≈	Unaudited.
>>	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

60

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
06/30/12 ≈	$7.57	$0.03	$0.72	$0.75	$-	$-		$-		$8.32	9.97%	**	$82,094	0.90%	*	N/A		0.64%	*	43%	**
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)		(1.43)		7.57	(2.17%	)	93,881	0.77%		N/A		0.59%		103%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-		(0.06)		9.27	23.38%		130,680	0.76%		N/A		0.70%		62%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-		(0.03)		7.57	36.55%		157,061	0.89%		N/A		0.50%		155%	>>
12/31/08	9.02	0.04	(3.49)	(3.45)	-	(0.00	) †	(0.00	) †	5.57	(38.23%	)	87,381	0.92%		0.91%	#	0.49%		118%
12/31/07	10.09	0.08	(0.17)	(0.09)	(0.07)	(0.91)		(0.98)		9.02	(1.20%	)	78,567	0.92%		0.76%	#	0.77%		118%
Service Class
06/30/12 ≈	$7.53	$0.02	$0.72	$0.74	$-	$-		$-		$8.27	9.84%	**	$3,825	1.15%	*	N/A		0.45%	*	43%	**
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)		(1.41)		7.53	(2.41%	)	3,090	1.02%		N/A		0.37%		103%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-		(0.04)		9.23	23.08%		2,805	1.01%		N/A		0.51%		62%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-		(0.02)		7.54	36.22%		2,013	1.14%		N/A		0.28%		155%	>>
12/31/08 +++	8.64	0.02	(3.11)	(3.09)	-	(0.00	) †	(0.00	) †	5.55	(35.71%	) **	374	1.26%	*	N/A		1.03%	*	118%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.
>>	The portfolio turnover rate excludes merger activity.

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
06/30/12 ≈	$9.43	$0.05	$0.12	$0.17	$-		$-	$-		$9.60	1.80%	**	$38,673	1.65%	*	1.40%	*#	1.06%	*	42%	**
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)		(0.88)	(0.95)		9.43	(22.26%	)	17,992	1.70%		1.40%	#	0.28%		75%
12/31/10	11.80	0.04	1.96	2.00	(0.04)		(0.45)	(0.49)		13.31	16.99%		180	1.65%		1.40%	#	0.37%		45%
12/31/09 +	7.70	0.04	4.11	4.15	(0.05)		-	(0.05)		11.80	54.06%	**	154	1.77%	*	1.40%	*#	0.61%	*	70%	~
Service Class I
06/30/12 ≈	$9.48	$0.03	$0.13	$0.16	$-		$-	$-		$9.64	1.69%	**	$8,040	1.90%	*	1.65%	*#	0.56%	*	42%	**
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00	) †	(0.88)	(0.88)		9.48	(22.44%	)	7,183	1.95%		1.65%	#	0.84%		75%
12/31/10	11.82	0.01	1.95	1.96	(0.01)		(0.45)	(0.46)		13.32	16.75%		27,037	1.90%		1.65%	#	0.12%		45%
12/31/09	6.61	0.04	5.19	5.23	(0.02)		-	(0.02)		11.82	79.18%		19,987	2.04%		1.65%	#	0.40%		70%
12/31/08 +++	10.00	0.02	(3.41)	(3.39)	(0.00	) †	-	(0.00	) †	6.61	(33.86%	) **	10,495	3.72%	*	1.65%	*#	0.61%	*	27%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
≈	Unaudited.

The accompanying notes are an integral part of the financial statements.

61

Notes to Financial Statements (Unaudited)

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML China Fund (“China Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small/Mid Cap Equity Fund (“Small/Mid Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class II	Service Class	Service Class I
China Fund	None	5/1/2009	None	8/27/2008
High Yield Fund	None	5/3/2010	None	5/3/2010
Inflation-Protected and Income Fund	8/30/2002	None	8/15/2008	None
Short-Duration Bond Fund	None	5/3/2010	None	5/3/2010
Small/Mid Cap Equity Fund	6/1/1998	None	8/15/2008	None
Strategic Emerging Markets Fund	None	5/1/2009	None	8/27/2008

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange

62

Notes to Financial Statements (Unaudited) (Continued)

representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

63

Notes to Financial Statements (Unaudited) (Continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The High Yield Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of June 30, 2012. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

64

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$504,567	$-	$504,567
Communications	868,507	2,876,525	-	3,745,032
Consumer, Cyclical	-	683,594	-	683,594
Consumer, Non-cyclical	-	928,399	-	928,399
Energy	-	2,374,906	-	2,374,906
Financial	-	6,699,317	-	6,699,317
Industrial	-	2,850,815	-	2,850,815
Technology	-	207,865	-	207,865
Utilities	-	589,005	-	589,005

Total Common Stock	868,507	17,714,993	-	18,583,500

Total Equities	868,507	17,714,993	-	18,583,500

Total Long-Term Investments	868,507	17,714,993	-	18,583,500

Total Short-Term Investments	-	290,289	-	290,289

Total Investments	$868,507	$18,005,282	$-	$18,873,789

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$54,142,916	$-	$54,142,916

Total Municipal Obligations	-	1,455,650	-	1,455,650

Non-U.S. Government Agency Obligations
Automobile ABS	-	8,061,567	-	8,061,567
Commercial MBS	-	12,454,132	-	12,454,132
Home Equity ABS	-	5,185,897	-	5,185,897
Manufactured Housing ABS	-	130,234	-	130,234
Other ABS	-	7,592,109	418,785	8,010,894
Student Loans ABS	-	11,242,408	-	11,242,408
WL Collateral CMO	-	1,362,546	-	1,362,546
WL Collateral PAC	-	236,399	-	236,399

Total Non-U.S. Government Agency Obligations	-	46,265,292	418,785	46,684,077

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	75,395	-	75,395
Pass-Through Securities	-	16,007,775	-	16,007,775

Total U.S. Government Agency Obligations and Instrumentalities	-	16,083,170	-	16,083,170

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	17,733,139	-	17,733,139

Total U.S. Treasury Obligations	-	17,733,139	-	17,733,139

65

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund (Continued)
Total Bonds & Notes	$-	$135,680,167	$418,785	$136,098,952

Total Long-Term Investments	-	135,680,167	418,785	136,098,952

Total Short-Term Investments	-	54,614,488	-	54,614,488

Total Investments	$-	$190,294,655	$418,785	$190,713,440

Small/Mid Cap Equity Fund
Equities
Common Stock
Basic Materials	$3,520,786	$-	$-	$3,520,786
Communications	4,283,285	-	-	4,283,285
Consumer, Cyclical	12,805,678	-	-	12,805,678
Consumer, Non-cyclical	16,297,360	-	-	16,297,360
Diversified	40,178	-	-	40,178
Energy	5,116,118	-	-	5,116,118
Financial	16,160,142	-	-	16,160,142
Industrial	13,085,057	-	-	13,085,057
Technology	8,981,965	-	-	8,981,965
Utilities	3,259,917	-	-	3,259,917

Total Common Stock	83,550,486	-	-	83,550,486

Total Equities	83,550,486	-	-	83,550,486

Rights
Consumer, Non-Cyclical	-	-	4	4

Total Rights	-	-	4	4

Total Long-Term Investments	83,550,486	-	4	83,550,490

Total Short-Term Investments	-	2,484,759	-	2,484,759

Total Investments	$83,550,486	$2,484,759	$4	$86,035,249

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$741,931	$3,572,139	$-	$4,314,070
Communications	608,866	3,428,369	-	4,037,235
Consumer, Cyclical	-	2,192,746	-	2,192,746
Consumer, Non-cyclical	302,525	1,546,145	-	1,848,670
Diversified	647,430	340,710	-	988,140
Energy	2,890,098	3,563,002	-	6,453,100
Financial	2,063,269	9,396,337	-	11,459,606
Industrial	-	5,808,269	-	5,808,269
Technology	1,694,371	3,775,966	-	5,470,337

Total Common Stock	8,948,490	33,623,683	-	42,572,173

Preferred Stock
Basic Materials	1,309,140	-	-	1,309,140

66

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund (Continued)
Financial	$-	$543,323	$-	$543,323

Total Preferred Stock	1,309,140	543,323	-	1,852,463

Total Equities	10,257,630	34,167,006	-	44,424,636

Total Long-Term Investments	10,257,630	34,167,006	-	44,424,636

Total Short-Term Investments	-	2,196,088	-	2,196,088

Total Investments	$10,257,630	$36,363,094	$-	$46,620,724

The following is the aggregate value by input level, as of June 30, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$548,768	$-	$548,768

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	$(81,476)	$-	$-	$(81,476)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/12
Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$133,357	$-	$-	$29,490	$255,938	$-	$-	$-	$418,785	$29,490

67

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/12
Small/Mid Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Industrial	$2,629	$-	$(33,846)	$34,666	$-	$(3,449)	$-	$-	$-	$-
Rights
Consumer, Non-Cyclical	4	-	-	-	-	-	-	-	4	-

	$2,633	$-	$(33,846)	$34,666	$-	$(3,449)	$-	$-	$4	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended June 30, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2012, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Small/Mid Cap Equity Fund
Futures Contracts*
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Intention to Create Investment Leverage in Portfolio	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investment	A
Intention to Create Investment Leverage in Portfolio	A

Rights and Warrants
Result of a Corporate Action		A

*	Includes any options purchased or written on futures contracts, if applicable.

68

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2012, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$548,768	$-	$-	$548,768

Liability Derivatives
Futures Contracts^^	$-	$-	$(81,476)	$(81,476)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(421,396)	$(421,396)
Swap Agreements	(95,804)	-	-	(95,804)

Total Realized Gain (Loss)	$(95,804)	$-	$(421,396)	$(517,200)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(29,716)	$(29,716)
Swap Agreements	(169,194)	-	-	(169,194)

Total Change in Appreciation (Depreciation)	$(169,194)	$-	$(29,716)	$(198,910)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	150	150
Swap Agreements	$19,460,833	$-	$-	$19,460,833

Small/Mid Cap Equity Fund
Asset Derivatives
Rights*	$-	$4	$-	$4

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400	-	400

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2012.

The Small/Mid Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the period ended June 30, 2012.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2012, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its

69

Notes to Financial Statements (Unaudited) (Continued)

portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
SELLS
82	U.S. Treasury Note 10 Year	9/19/12	$(10,936,750)	$(50,278)
94	U.S. Treasury Note 5 Year	9/28/12	(11,653,063)	(31,198)

				$(81,476)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own

70

Notes to Financial Statements (Unaudited) (Continued)

securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
$2,350,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%)	CDX.NA.IG.18	$(2,131)	$22,200	$20,069
5,000,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%)	CDX.NA.IG.18	35,939	6,760	42,699
5,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%)	CMBX.NA.AAA.1	(107,514)	287,514	180,000
2,500,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%)	CMBX.NA.AAA.1	(85,007)	175,007	90,000
6,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%)	CMBX.NA.AAA.1	51,000	165,000	216,000

							(107,713)	656,481	548,768

USD	U.S. Dollar
*	Collateral for swap agreements received from Barclays Bank PLC amounted to $500,000 in cash at June 30, 2012.

71

Notes to Financial Statements (Unaudited) (Continued)

Rights and Warrants

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and

72

Notes to Financial Statements (Unaudited) (Continued)

will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2012, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same

73

Notes to Financial Statements (Unaudited) (Continued)

securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at June 30, 2012:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 4/12/12, 0.220%, to be repurchased on demand until 7/13/12 at value plus accrued interest.	$14,804,000
Agreement with Banque Paribas, dated 6/05/12, 0.250%, to be repurchased on demand until 9/05/12 at value plus accrued interest.	7,434,000
Agreement with Banque Paribas, dated 6/07/12, 0.240%, to be repurchased on demand until 9/05/12 at value plus accrued interest.	6,412,000
Agreement with Banque Paribas, dated 6/12/12, 0.260%, to be repurchased on demand until 9/13/12 at value plus accrued interest.	5,099,000
Agreement with Banque Paribas, dated 6/12/12, 0.280%, to be repurchased on demand until 9/13/12 at value plus accrued interest.	6,578,000
Agreement with Barclays Bank PLC, dated 5/09/12, 0.220%, to be repurchased on demand until 8/09/12 at value plus accrued interest.	2,587,500
Agreement with Barclays Bank PLC, dated 6/13/12, 0.300%, to be repurchased on demand until 9/12/12 at value plus accrued interest.	15,200,063
Agreement with Barclays Bank PLC, dated 6/19/12, 0.310%, to be repurchased on demand until 9/19/12 at value plus accrued interest.	19,109,625
Agreement with Daiwa Securities, dated 5/30/12, 0.300%, to be repurchased on demand until 8/30/12 at value plus accrued interest.	8,522,500
Agreement with Deutsche Bank AG, dated 4/12/12, 0.250%, to be repurchased on demand until 7/11/12 at value plus accrued interest.	25,935,000
Agreement with Deutsche Bank AG, dated 5/29/12, 0.260%, to be repurchased on demand until 8/29/12 at value plus accrued interest.	16,843,746
Agreement with Deutsche Bank AG, dated 6/07/12, 0.250%, to be repurchased on demand until 9/07/12 at value plus accrued interest.	16,520,258
Agreement with Goldman Sachs & Co., dated 4/24/12, 0.230%, to be repurchased on demand until 7/25/12 at value plus accrued interest.	80,243,000
Agreement with Goldman Sachs & Co., dated 6/08/12, 0.250%, to be repurchased on demand until 9/07/12 at value plus accrued interest.	9,257,540
Agreement with Goldman Sachs & Co., dated 6/19/12, 0.280%, to be repurchased on demand until 9/17/12 at value plus accrued interest.	12,513,927
Agreement with HSBC Finance Corp., dated 4/12/12, 0.230%, to be repurchased on demand until 7/12/12 at value plus accrued interest.	3,867,000
Agreement with HSBC Finance Corp., dated 4/24/12, 0.220%, to be repurchased on demand until 7/24/12 at value plus accrued interest.	21,971,900
Agreement with HSBC Finance Corp., dated 5/02/10, 0.220%, to be repurchased on demand until 8/02/12 at value plus accrued interest.	15,151,500
Agreement with HSBC Finance Corp., dated 5/23/12, 0.220%, to be repurchased on demand until 8/28/12 at value plus accrued interest.	2,968,750
Agreement with HSBC Finance Corp., dated 6/12/12, 0.250%, to be repurchased on demand until 9/12/12 at value plus accrued interest.	57,576,000

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Notes to Financial Statements (Unaudited) (Continued)

Description	Value
Agreement with Morgan Stanley & Co, dated 5/17/12, 0.270%, to be repurchased on demand until 8/17/12 at value plus accrued interest.	21,870,409
Agreement with Morgan Stanley & Co., dated 6/13/12, 0.300%, to be repurchased on demand until 9/12/12 at value plus accrued interest.	7,151,591

$377,617,309

Average balance outstanding	$228,142,592
Maximum balance outstanding	$377,617,309
Average interest rate	0.23%
Weighted average maturity	59 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

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Notes to Financial Statements (Unaudited) (Continued)

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
High Yield Fund*	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million

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Notes to Financial Statements (Unaudited) (Continued)

Short-Duration Bond Fund*	0.40% on the first $300 million; and
0.35% on any excess over $300 million
Small/Mid Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund*	1.05% on the first $500 million; and
1.00% on any excess over $500 million

*	Prior to June 1, 2012, the investment management fees were as follows:

High Yield Fund	0.60%
Short-Duration Bond Fund	0.40%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	0.65%
Strategic Emerging Markets Fund	0.65%

In addition, Baring Asset Management (Asia) Limited (“Baring Asia”) serves as a sub-subadviser for the China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of Baring Asia as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of Baring Asia in respect of the Fund shall be considered the acts and omissions of Baring. Baring will pay Baring Asia an amount to be determined by Baring and Baring Asia from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the China Fund’s investment subadvisory agreement.

77

Notes to Financial Statements (Unaudited) (Continued)

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is majority owned by MassMutual Holding LLC, on behalf of the Small/Mid Cap Equity Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the following annual rate:

Small/Mid Cap Equity Fund	0.25%

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. For the China Fund, effective October 1, 2011, the Distributor has voluntarily agreed to waive Service Class I’s 0.25% 12b-1 fee. The Distributor may amend or discontinue this waiver at any time without advance notice.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
China Fund*	1.40%	1.65%
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.

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Notes to Financial Statements (Unaudited) (Continued)

MassMutual has agreed to waive, through April 30, 2013, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
China Fund	$-	$15,719,758	$-	$15,453,754
High Yield Fund	-	81,083,900	-	42,905,096
Inflation-Protected and Income Fund	52,169,480	72,252,649	39,068,585	30,761,946
Short-Duration Bond Fund	255,693,003	49,861,209	267,446,100	44,425,652
Small/Mid Cap Equity Fund	-	38,556,220	-	60,472,232
Strategic Emerging Markets Fund	-	38,456,373	-	16,708,508

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

China Fund Class II
Sold	-	$-	1,648,304	$17,175,322
Issued as reinvestment of dividends	-	-	504	4,948
Redeemed	-	-	-	-

Net increase (decrease)	-	$-	1,648,808	$17,180,270

China Fund Service Class I
Sold	39,862	$377,771	127,074	$1,364,042
Issued as reinvestment of dividends	-	-	69,341	678,153
Redeemed	(33,598)	(319,675)	(1,727,660)	(17,984,928)

Net increase (decrease)	6,264	$58,096	(1,531,245)	$(15,942,733)

79

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

High Yield Fund Class II
Sold	3,323,086	$34,927,664	1,309,865	$13,428,865
Issued as reinvestment of dividends	194,514	2,015,169	492,139	4,932,529
Redeemed	(416,855)	(4,336,784)	(857,176)	(8,836,814)

Net increase (decrease)	3,100,745	$32,606,049	944,828	$9,524,580

High Yield Fund Service Class I
Sold	541,540	$5,630,933	595,326	$6,087,288
Issued as reinvestment of dividends	18,080	186,941	35,966	357,486
Redeemed	(151,671)	(1,579,519)	(94,476)	(961,130)

Net increase (decrease)	407,949	$4,238,355	536,816	$5,483,644

Inflation-Protected and Income Fund Initial Class
Sold	3,227,074	$37,480,083	4,228,207	$46,670,842
Issued as reinvestment of dividends	421,115	4,859,671	1,797,900	19,913,403
Redeemed	(2,372,213)	(27,822,574)	(12,052,186)	(136,908,315)

Net increase (decrease)	1,275,976	$14,517,180	(6,026,079)	$(70,324,070)

Inflation-Protected and Income Fund Service Class
Sold	926,233	$10,809,559	1,410,716	$15,898,179
Issued as reinvestment of dividends	57,283	659,322	160,291	1,777,551
Redeemed	(226,903)	(2,647,831)	(445,019)	(4,966,362)

Net increase (decrease)	756,613	$8,821,050	1,125,988	$12,709,368

Short-Duration Bond Fund Class II
Sold	510,217	$5,148,672	3,869,662	$39,398,616
Issued as reinvestment of dividends	485,458	4,883,708	517,619	5,248,008
Redeemed	(4,318,259)	(44,560,762)	(4,209,501)	(43,083,522)

Net increase (decrease)	(3,322,584)	$(34,528,382)	177,780	$1,563,102

Short-Duration Bond Fund Service Class I
Sold	614,019	$6,252,725	1,074,767	$10,983,194
Issued as reinvestment of dividends	44,980	452,053	19,099	193,865
Redeemed	(269,214)	(2,729,346)	(430,588)	(4,396,349)

Net increase (decrease)	389,785	$3,975,432	663,278	$6,780,710

Small/Mid Cap Equity Fund Initial Class
Sold	652,359	$5,421,751	712,167	$6,653,842
Issued as reinvestment of dividends	-	-	2,075,514	15,054,613
Redeemed	(3,194,188)	(26,732,640)	(4,474,237)	(41,437,837)

Net increase (decrease)	(2,541,829)	$(21,310,889)	(1,686,556)	$(19,729,382)

Small/Mid Cap Equity Fund Service Class
Sold	82,216	$680,468	93,858	$848,369
Issued as reinvestment of dividends	-	-	67,252	485,272
Redeemed	(30,114)	(242,731)	(54,544)	(517,256)

Net increase (decrease)	52,102	$437,737	106,566	$816,385

80

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Class II
Sold	3,817,574	$40,641,358	1,794,161	$20,394,387
Issued as reinvestment of dividends	-	-	99,692	916,130
Redeemed	(1,696,142)	(17,882,335)	(16)	(160)

Net increase (decrease)	2,121,432	$22,759,023	1,893,837	$21,310,357

Strategic Emerging Markets Fund Service Class I
Sold	152,658	$1,535,920	243,533	$2,895,445
Issued as reinvestment of dividends	-	-	117,372	1,223,955
Redeemed	(75,943)	(778,938)	(1,633,127)	(18,967,249)

Net increase (decrease)	76,715	$756,982	(1,272,222)	$(14,847,849)

6.	Federal Income Tax Information

At June 30, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$19,085,980	$1,155,735	$(1,367,926)	$(212,191)
High Yield Fund	119,057,639	2,947,458	(1,737,735)	1,209,723
Inflation-Protected and Income Fund	773,424,045	49,595,201	(962,554)	48,632,647
Short-Duration Bond Fund	189,127,334	2,315,308	(729,202)	1,586,106
Small/Mid Cap Equity Fund	70,689,833	17,906,359	(2,560,943)	15,345,416
Strategic Emerging Markets Fund	50,128,869	1,260,081	(4,768,226)	(3,508,145)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017
Small/Mid Cap Equity Fund	$2,913,392	$5,154,680	$834,753

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

81

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2011, the following Fund(s) had post-enactment accumulated capital loss carryforwards.

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
China Fund	$-	$362,309

The Strategic Emerging Markets Fund elected to defer to the fiscal year beginning January 1, 2012, late year ordinary losses in the amount of $5,207.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses:

Amount
China Fund	$455,043
Strategic Emerging Markets Fund	365,032

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$231,225	$451,876	$-
High Yield Fund	5,290,015	-	-
Inflation-Protected and Income Fund	21,688,905	2,049	-
Short-Duration Bond Fund	5,441,873	-	-
Small/Mid Cap Equity Fund	1,018,610	14,521,275	-
Strategic Emerging Markets Fund	372,163	1,752,575	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2011:

Amount
China Fund	$26,550
Strategic Emerging Markets Fund	73,295

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

82

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$47,570	$(362,309)	$(456,201)	$(1,778,646)
High Yield Fund	581,284	93,380	(2,074)	(491,069)
Inflation-Protected and Income Fund	-	3,813,380	(34,492)	40,247,166
Short-Duration Bond Fund	4,210,837	197,473	1,469	564,868
Small/Mid Cap Equity Fund	30,994	(7,581,400)	(18,990)	11,703,399
Strategic Emerging Markets Fund	-	-	(371,483)	(1,600,806)

The Funds did not have any unrecognized tax benefits at June 30, 2012, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small/Mid Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

Since the Fund cannot predict the outcome of this proceeding, the Fund has not accrued any amounts in the accompanying financial statements related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the total net assets of the Fund at the time of such judgment or settlement.

9.	Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

83

Notes to Financial Statements (Unaudited) (Continued)

Effective August 1, 2012, each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

84

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2012, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the China Fund, High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

85

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2011. The three-year period does not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee noted the following expense considerations in respect of the Short-Duration Bond Fund. The Committee considered that the Fund has only one year of comparative information. The Committee noted that the Fund had total net expenses in the third quartile (67th percentile), but had achieved very favorable one-year comparative performance (6th percentile).

The Committee considered that, in the case of a number of Funds, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the China Fund, High Yield Fund, Inflation-Protected and Income Fund, and Small/Mid Cap Equity Fund. The Committee reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Committee considered information regarding the Strategic Emerging Markets Fund, which had underperformed in recent periods compared to its peers. The Committee considered that the Fund has achieved fourth- and third-quartile performance for the one- and three-year periods, respectively. The Committee considered MassMutual’s statements that the subadviser’s specific growth strategy had hurt performance in recent periods. The Committee also considered that the Fund’s lead portfolio managers had changed in 2011, and that MassMutual has undertaken to analyze the Fund’s performance in the coming year for evidence of the team’s ability to execute the Fund’s investment strategy successfully. The Committee also noted that the Fund’s total net expense ratio was in the second quartile.

With respect to the High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund, the Committee considered, in addition to the other factors noted above, the fact that MassMutual was proposing a revised advisory fee schedule reflecting new breakpoints for each of the Funds.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

86

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$1,063.50	$7.14	$1,017.80	$6.99
Service Class I	1,000	1.65%	1,061.40	8.41	1,016.60	8.23
High Yield Fund
Class II	1,000	0.69%	1,072.90	3.54	1,021.30	3.45
Service Class I	1,000	0.94%	1,072.50	4.82	1,020.10	4.70
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,038.10	3.02	1,021.80	3.00
Service Class	1,000	0.85%	1,036.70	4.28	1,020.50	4.25
Short-Duration Bond Fund
Class II	1,000	0.55%	1,015.50	2.74	1,022.00	2.75
Service Class I	1,000	0.80%	1,014.10	3.98	1,020.80	4.00

87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small/Mid Cap Equity Fund
Initial Class	$1,000	0.90%	$1,099.70	$4.67	$1,020.30	$4.50
Service Class	1,000	1.15%	1,098.40	5.97	1,019.00	5.74
Strategic Emerging Markets Fund
Class II	1,000	1.40%	1,018.00	6.99	1,017.80	6.99
Service Class I	1,000	1.65%	1,016.90	8.23	1,016.60	8.23

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

88

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.	L4540_II 712 CRN201309-162856

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML SERIES INVESTMENT FUND II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date    8/28/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date    8/28/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date    8/28/12